Registration Nos. 033-85982
811-8846
AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 30, 2008

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑

Pre-Effective Amendment No. Post-Effective Amendment No. 32	☐ ☑
And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑

Amendment No. 33	☑
(Check appropriate box or boxes)
FIRST FOCUS FUNDS, INC.
(Exact name of registrant as specified in charter)
1620 Dodge St., Mail Stop 1701
Omaha, NE 68102
(Address of principal executive offices)
Registrant’s Telephone Number, including area code: (402) 341-0500
Brittany Fahrenkrog
1620 Dodge St., Mail Stop 1701
Omaha, NE 68102
(Name and address of agent for service)
Please send copies of all communications to:
David E. Gardels, Esq.
Husch Blackwell Sanders LLP
1620 Dodge Street, Suite 2100
Omaha, Nebraska  68102
It is proposed that this filing will become effective:
☐	immediately upon filing pursuant to paragraph (b)

☑	on August 1, 2008 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)

☐	on [date] pursuant to paragraph (a) of Rule 485

☐	75 days after filing pursuant to paragraph (a) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

FIRST FOCUS
FUNDS

SHORT-INTERMEDIATE BOND FUND
INCOME FUND
BALANCED FUND
CORE EQUITY FUND
LARGE CAP GROWTH FUND
GROWTH OPPORTUNITIES FUND
SMALL COMPANY FUND
INTERNATIONAL EQUITY FUND

First Focus Funds

Prospectus and Privacy Policy

August 1, 2008

Value. Stability. Service.

Notice to Investors
Shares of First Focus Funds:

ARE NOT FDIC INSURED
May lose value	Have no bank guarantee
The First Focus Funds are distributed by an independent third party, Northern Lights Distributors, LLC
These pages are followed by a Prospectus which describes in detail the Funds’ objectives, investment policies, risks, fees and other matters of interest. Please read it carefully before investing.

PROSPECTUS
First Focus Funds SM
A Family of Mutual Funds
•	First Focus Short-Intermediate Bond Fund

•	First Focus Income Fund

•	First Focus Balanced Fund

•	First Focus Core Equity Fund

•	First Focus Large Cap Growth Fund

•	First Focus Growth Opportunities Fund

•	First Focus Small Company Fund

•	First Focus International Equity Fund
Prospectus
August 1, 2008
First Focus Funds, Inc. (the “Company”) is a family of eight mutual funds (the “Funds”). This Prospectus describes the Shares of each of the eight funds.
Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, the First National Bank of Omaha, First National Bank of Colorado, Inc., their parent, First National of Nebraska, Inc., or any of their affiliates. Shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Fund involves certain investment risks, including the possible loss of principal.
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Funds
Principal investment strategies and risks, expenses and performance

First Focus Short-Intermediate Bond Fund	2
First Focus Income Fund	8
First Focus Balanced Fund	14
First Focus Core Equity Fund	19
First Focus Large Cap Growth Fund	22
First Focus Growth Opportunities	25
First Focus Small Company Fund	29
First Focus International Equity Fund	32

Your Investment

Buying and selling shares, account policies and management

Buying Shares	35
Selling Shares	35
Exchanging Shares	36
Transaction Policies	37
Dividends and Taxes	38
Management of the Company	39
Financial Highlights	45
For more information	Back cover
EX-99(D)(2)
EX-99(D)(3)
EX-99(D)(5)
EX-99(G)(1)
EX-99(G)(2)
EX-99(G)(4)
EX-99(H)(4)
EX-99(H)(5)
EX-99(H)(6)
EX-99(H)(7)
EX-99(I)(1)
EX-99(J)
EX-99(P)(1)
EX-99(P)(3)
EX-99(P)(4)
EX-99(P)(5)
EX-99(P)(6)

PROSPECTUS
First Focus Short-Intermediate Bond Fund (FOSIX)
Objective
The First Focus Short-Intermediate Bond Fund seeks to maximize total returns in a manner consistent with generation of current income, preservation of capital and reduced price volatility.
Principal Investment Strategies and Risks
Principal investments
Under normal market conditions, this Fund intends to invest primarily all, but must invest at least 80%, of its assets (defined as net assets plus borrowings for investment purposes) in bonds. A bond is any interest-bearing or discounted government or corporate security that obligates the issuer to pay the bond holder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity and may take the form of any of the following securities:
•	notes and debentures from a wide range of U.S. corporate issuers;

•	dollar-denominated debt securities issued in the U.S. by foreign entities (“Yankee Bonds”);

•	asset-backed securities;

•	mortgage related securities;

•	state, municipal or industrial revenue bonds;

•	obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

•	fixed income securities that can be converted into or exchanged for common stock;

•	repurchase agreements; or

•	futures contracts.
This is not a fundamental policy and may be changed by the Fund’s Board of Directors upon 60 days’ prior notice.
The Fund’s investment strategy emphasizes fundamental analysis, relative value and a long-term outlook. “Relative value” is the value the Fund places on a security by comparing it to historical valuations, comparable securities in the same sector, and other securities in different sectors of the fixed income market. The Fund’s “long-term outlook” is typically a minimum three to five year view of general market conditions that may affect the overall structure of the Fund’s portfolio. The adviser looks for securities that will favorably impact portfolio performance and appear to be underpriced compared to other investments available and that keep the Fund diversified.
The Fund seeks to maintain a dollar-weighted average portfolio maturity of two to five years under normal market conditions, and is expected to be somewhat less volatile than the First Focus Income Fund. To calculate maturity, the adviser uses each instrument’s ultimate maturity date, or the probable date of a call, refunding or redemption provision, or other maturity-shortening device. For securities expected to be repaid before their maturity date (such as mortgage-backed securities), the adviser uses the average maturity, which is shorter than the stated maturity.
The Fund also seeks to maintain an average portfolio duration comparable to the Lehman Brothers U.S. Government/Credit 1-5 Year Index average duration. Duration is a measure of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. In calculating duration, the Fund measures the average time required to receive all cash flows associated with those debt securities-representing payments of principal and interest-by considering the timing, frequency and amount of payment expected from each portfolio debt security. The shorter a security’s duration, the less sensitive it will be to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. For example, on June 30, 200 the average duration of the Lehman Brothers U.S. Government/Credit 1-5 Year Index was 2.49 years. By comparison, on the same date the duration of a 30-year U.S. Treasury Bond bearing interest at 4.375% was 16.03 years.
The majority of the fixed income securities in which the Fund invests will be “investment grade,” which means they will be:
•	rated at purchase within the four highest ratings of a nationally recognized statistical rating organization (an “NRSRO”), such as Moody’s Investors Service, Inc., (“Moody’s”) Standard & Poor’s Corporation (“Standard & Poor’s”) or Fitch Ratings; or

•	if unrated, considered at purchase by the Fund’s investment adviser to be of comparable quality.
The Fund may invest up to 20% of its assets in fixed-income securities rated below investment grade, but no lower than a B rating by an NRSRO.

2

The Fund may also use derivative instruments, subject to certain limitations. The Fund may invest up to 15% of its assets based on notional value in derivative instruments, such as interest rate swaps, interest rate floors and caps and credit default swaps, and up to 40% of its assets based on notional value in treasury futures, to neutralize the impact of interest rate changes, increase total return, to protect gains or hedge against potential losses in the portfolio. The Fund will not use derivatives for reasons inconsistent with its investment objective.
Mortgage-related securities. Under normal market conditions, the Fund will invest no more than 75% of its assets in asset-backed and/or mortgage-related securities. These securities are backed by obligations such as:
•	conventional 15 or 30-year fixed rate mortgages;

•	adjustable rate mortgages;

•	non-conforming mortgages;

•	commercial mortgages; or

•	other assets.
Mortgage-related securities are pass-through securities an interest in a pool or pools of mortgage obligations. The cash flow from the mortgage obligations is “passed through” to the securities’ holders as periodic payments of interest, principal and prepayments (net of service fees).
Other mortgage securities the Fund may purchase include collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs), some of which are issued privately. CMOs may be collateralized by whole mortgage loans or, more typically, by portfolios of pass through securities guaranteed by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association.
Principal risks
The value of the Fund’s shares depends on the value of the securities it owns. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means you could lose money.
General market risks. Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the adviser will not accurately predict the direction of these and other factors and, as a result, the adviser’s investment decisions may not accomplish what they were intended to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.
Interest rate risk. Changes in interest rates affect the value of the Fund’s fixed income securities including securities issued by or guaranteed by the U.S. government or other government agencies. Changes in interest rates also affect the value of the Fund’s futures contracts. When interest rates rise, the value of the Fund’s fixed income securities, futures contracts, and the Fund’s shares will decline. A change in interest rates will also affect the amount of income the Fund generates.
The value of some mortgage-related or asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like other debt securities, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the adviser to forecast interest rates and other economic factors correctly. Like other debt securities, when interest rates rise, the value of a mortgage-related security generally will decline, however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities.
Credit risk. The value of the Fund’s fixed income securities is affected by the issuer’s continued ability to make interest and principal payments. The value of the Fund’s futures - contracts is affected by the ability of the counterparty to the contract to meet its obligations under the contract by delivering the securities specified in the contract at the specified time and price. The Fund could lose money if the issuers of its fixed income securities, or the counterparties to its futures contracts, cannot meet their financial obligations, or go bankrupt. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.
The Fund invests in securities of various United States government agencies, which while chartered or sponsored by Acts of Congress, are neither issued nor guaranteed by the United States Treasury. Each agency, including the Federal Home Loan Bank, the Federal Farm Credit Bank, and the Tennessee Valley Authority, is supported by its own credit. However, the Federal Home Loan Bank is

3

PROSPECTUS
First Focus Short-Intermediate Bond Fund (FOSIX) (continued)
also supported by the ability of the United States Treasury to buy up to $4 billion of debt of the agency. Also, the Tennessee Valley Authority has a credit line of $150 million with the United States Treasury.
Securities rated in the lowest of the investment categories (e.g., Baa or BBB) are considered more speculative than higher rated securities. Their issuers may not be as financially strong as those of higher rated bonds and may be more vulnerable to periods of economic uncertainty or downturn.
If the seller of a repurchase agreement defaults, the Fund may be exposed to possible loss because of adverse market conditions or a delay in selling the underlying securities to another person.
Reinvestment risk. The Fund’s fixed income securities will have stated maturities, and accordingly, at the end of a security’s term, the proceeds will need to be reinvested in another security. If interest rates decline when a fixed income security matures, the cash flows from that security will need to be reinvested at a lower rate.
Prepayment risk. Mortgage and asset-backed securities involve prepayment risk, which is the risk that the underlying mortgages or other debts may be refinanced or paid off before they mature during a period of declining interest rates. Such refinancings and prepayments will tend to lower the Fund’s return and could result in losses to the Fund if it acquired some securities at a premium. Due to prepayments and the need to reinvest principal payments at current rates, mortgage-related securities may be less effective than bonds at maintaining yields when interest rates decline. Additionally, mortgage- securities may be more volatile than other fixed income securities.
Extension risk. Conversely, during periods of rising interest rates, the rate of prepayments of mortgage-and asset backed securities may be slower than estimated, causing the Fund to miss the opportunity to reinvest assets at higher rates.
Guarantee risk. Mortgage and asset-backed securities also involve the risk that private guarantors may default. When private entities create pass-through pools of conventional residential mortgage loans, such issuers may, in addition, be the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.
Commercial mortgage-backed risks. Many of the risks of investing in commercial mortgage-securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-or asset-backed securities.
An unexpectedly high rate of defaults on the mortgages that comprise a mortgage-backed security may limit substantially the security’s ability to make payments of principal or interest to the Fund as a holder of such an instrument, reducing the value of that security or in some cases rendering it worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called ‘subprime’ mortgages.
Securities lending risk. The Fund may lend its portfolio securities to banks or broker-dealers which meet the creditworthiness standards established by the Fund’s Board of Directors. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. Although the Fund generally has the ability to recall loaned securities pursuant to a securities lending arrangement in the event that a shareholder vote is held, there is a risk that any delay in recovery of such security will result in the holder of such security being unable to vote. All of the aforementioned risks may be greater for non-U.S. securities.

4

Derivatives risk. The Fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), and swaps agreements. A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the underlying instruments or the Fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Additionally, some derivatives the Fund uses involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable. The Fund may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivative instruments.
High yield debt instrument risk. Investment in or exposure to non-investment grade (lower rated) debt instruments (also known as “high yield debt instruments” or “junk bonds”) may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be sensitive to economic changes, political changes or adverse developments specific to a company. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties and a potential lack of a secondary or public market for securities. High yield debt instruments are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). Less active markets may diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors. If the issuer of a security is in default with respect to interest or principal payments, the issuer’s security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the Fund’s performance.

5

PROSPECTUS
First Focus Short-Intermediate Bond Fund (FOSIX) (continued)
Performance History
The bar chart and table below show the Fund’s annual returns and its long-term performance and provide some indication of the risks of an investment in the Fund. The bar chart shows you how the Fund’s performance has varied from year-to-year. The table compares the Fund’s performance over time to that of the Lehman Brothers U.S. Government/Credit 1-5 Year Index. The table compares the performance of this index to the Fund’s performance after adjustment for the impact of certain taxes. Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) is no guarantee of future results.
Year-by-Year Total Returns
as of December 31 Each Year (%)
The Fund’s total return for the six-month period ended June 30, 2008 was -0.12%.

Best Quarter	Worst Quarter
September 30, 1998	December 31, 2001
4.84%	–3.30%

Average Annual Total Return
as of December 31, 2007

	1 Year	5 Years	10 Years

Short-Intermediate Bond Fund

Return Before Taxes	5.23%	3.06%	4.38%

Return After Taxes on Distributions	3.60%	1.48%	2.53%

Return After Taxes on Distributions and Sale of Fund Shares	3.37%	1.68%	2.60%

Lehman Brothers U.S. Government/Credit 1-5 Year Index (1)	7.27%	3.60%	5.35%

(1)	The Lehman Brothers U.S. Government/Credit 1-5 Year Index measures the performance of the U.S. Treasury and agency securities, and corporate bonds with 1-5 year maturities

The above referenced index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts.

6

Expenses
This table describes the fees and expenses you may pay if you buy and hold Shares of the Fund. The Shares have no shareholder transaction fees. Annual Fund operating expenses are deducted from Fund assets, so their effect is reflected in the Fund’s Share price.
Fee Table
Short-Intermediate Bond Fund
Annual Fund Operating Expenses
(% of average net assets)

Management Fees	0.50%

Distribution (12b-1) Fees	None

Other Expenses (1)	0.67%

Total Fund Operating Expenses	1.17%

Less Contractual Fee Waivers(2)	0.29%

Net Total Fund Operating Expenses(3)	0.88%

(1)	“Other Expenses” are based on estimated expenses for the current fiscal year and include miscellaneous fund expenses such as administration, legal, accounting, custody, shareholder servicing and transfer agent fees. See “Service Plan” for more information on shareholder servicing fees.

(2)	The Advisor has contractually agreed to waive 0.29% of its Management Fees for the period August 1, 2008 through July 31, 2009.

(3)	Other service providers have voluntarily agreed to waive 0.015% of their fees. Voluntary waivers may be eliminated at any time. Taking waivers into account, the Fund’s actual Net Total Fund Operating Expenses for the fiscal year ending March 31, 2009 are expected to be 0.87%.
The example below is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds and shows what you could pay in expenses over time, based on Total Fund Operating Expenses described in the Fee Table. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and the Fund’s operating expenses remain the same. The figure shown would be the same whether you sold your Shares at the end of a period or kept them. Because actual return and expenses will be different, this example is for comparison only.
Expense Example

1 Year	3 Years	5 Years	10 Years

$90	$343	$616	$1,395

7

PROSPECTUS
First Focus Income Fund (FOINX)
Objective
The First Focus Income Fund seeks to maximize total returns in a manner consistent with the generation of current income and the preservation of capital.
Principal Investment Strategies and Risks
Principal investments
Under normal market conditions, this Fund intends to invest primarily all, but must invest at least 80%, of its assets (defined as net assets plus borrowings for investment purposes) in bonds. A bond is any interest-bearing or discounted government or corporate security that obligates the issuer to pay the bond holder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity and may take the form of any of the following securities:
•	bonds, notes and debentures from a wide range of U.S. corporate issuers;

•	dollar-denominated debt securities issued in the U.S. by foreign entities (“Yankee Bonds”);

•	asset-backed securities;

•	mortgage related securities;

•	state, municipal or industrial revenue bonds;

•	obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

•	fixed income securities that can be converted into or exchanged for common stock;

•	repurchase agreements; or

•	futures contracts.
The Fund seeks to maintain a dollar-weighted average portfolio maturity of four years or more under normal market conditions. To calculate maturity, the adviser uses each instrument’s ultimate maturity date, or the probable date of a call, refunding or redemption provision, or other maturity-shortening device. For securities expected to be repaid before their maturity date (such as mortgage-backed securities), the adviser uses the effective maturity, which is shorter than the stated maturity.
The Fund also seeks to maintain an average portfolio duration comparable to the Lehman Brothers U.S. Aggregate Index average duration. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. In calculating duration, the Fund measures the average time required to receive all cash flows associated with those debt securities-representing payments of principal and interest-by considering the timing, frequency and amount of payment expected from each portfolio debt security. The shorter a security’s duration, the less sensitive it will be to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. For example, on June 30, 2008 the average duration of the Lehman Brothers U.S. Aggregate Index was 4.38 years. By comparison, on the same date the duration of a 30-year U.S. Treasury Bond bearing interest at 4.375% was 16.03 years.
The majority of the fixed income securities in which the Fund invests will be “investment grade,” which means they will be:
•	rated at purchase within the four highest ratings of an NRSRO, such as Moody’s, Standard & Poor’s or Fitch Ratings; or

•	if unrated, considered at purchase by the Fund’s investment adviser to be of comparable quality.
The Fund may invest up to 20% of its assets in fixed-income securities rated below investment grade, but no lower than a B rating by an NRSRO.
The Fund may also use derivative instruments subject to certain limitations. The Fund may invest up to 15% of its assets based on notional value in derivative instruments, such as interest rate swaps, interest rate floors and caps and credit default swaps, and up to 40% of its assets based on national value in treasury futures, to neutralize the impact of interest rate changes, increase total return, to protect gains or hedge against potential losses in the portfolio. The Fund will not use derivatives for reasons inconsistent with its investment objective.
Mortgage-related securities. Under normal market conditions, the Fund will invest no more than 75% of its assets in asset-backed and/or mortgage-related securities. These securities are backed by obligations such as:
•	conventional 15 or 30-year fixed rate mortgages;

8

•	adjustable rate mortgages;

•	non-conforming mortgages;

•	commercial mortgages; or

•	other assets.
Mortgage-related securities are pass-through securities— an interest in a pool or pools of mortgage obligations. The cash flow from the mortgage obligations is “passed through” to the securities’ holders as periodic payments of interest, principal and prepayments (net of service fees).
Other mortgage securities the Fund may purchase include collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs), some of which are issued privately. CMOs may be collateralized by whole mortgage loans or, more typically, by portfolios of passthrough securities guaranteed by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association.
Principal risks
The value of the Fund’s shares depends on the value of the securities it owns. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means you could lose money.
General market risks. Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the adviser will not accurately predict the direction of these and other factors and, as a result, the adviser’s investment decisions may not accomplish what they were intended to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.
Interest rate risk. Changes in interest rates affect the value of the Fund’s fixed income securities including securities issued by or guaranteed by the U.S. government or other government agencies. Changes in interest rates also affect the value of the Fund’s futures contracts. When interest rates rise, the value of the Fund’s fixed income securities, futures contracts, and the Fund’s shares will decline. A change in interest rates will also affect the amount of income the Fund generates.
The value of some mortgage-related or asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like other debt securities, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the adviser to forecast interest rates and other economic factors correctly. Like other debt securities, when interest rates rise, the value of a mortgage-related security generally will decline, however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities.
Credit risk. The value of the Fund’s fixed income securities is affected by the issuer’s continued ability to make interest and principal payments. The value of the Fund’s futures contracts is affected by the ability of the counterparty to the contract to meet its obligations under the contract by delivering the securities specified in the contract at the specified time and price. The Fund could lose money if the issuers of its fixed income securities, or the counterparties to its futures contracts, cannot meet their financial obligations, or go bankrupt. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.
The Fund invests in securities of various United States government agencies, which while chartered or sponsored by Acts of Congress, are neither issued nor guaranteed by the United States Treasury. Each agency, including the Federal Home Loan Bank, the Federal Farm Credit Bank and the Tennessee Valley Authority, is supported by its own credit. However, the Federal Home Loan Bank is also supported by the ability of the United States Treasury to buy up to $4 billion of debt of the agency. Also, the Tennessee Valley Authority has a credit line of $150 million with the United States Treasury.
Securities rated in the lowest of the investment grade categories (e.g., Baa or BBB) are considered more speculative than higher rated securities. Their issuers may not be as financially strong as those of higher rated bonds and may be more vulnerable to periods of economic uncertainty or downturn.
If the seller of a repurchase agreement defaults, the Fund may be exposed to possible loss because of adverse market conditions or a delay in selling the underlying securities to another person.

9

PROSPECTUS
First Focus Income Fund (FOINX) (continued)
Reinvestment risk. The Fund’s fixed income securities will have stated maturities, and accordingly, at the end of a security’s term, the proceeds will need to be reinvested in another security. If interest rates decline when a fixed income security matures, the cash flows from that security will need to be reinvested at a lower rate.
Prepayment risk. Mortgage-and asset-backed securities involve prepayment risk, which is the risk that the underlying mortgages or other debts may be refinanced or paid off before they mature during a period of declining interest rates. Such refinancings and prepayments will tend to lower the Fund’s return and could result in losses to the Fund if it acquired some securities at a premium. Due to prepayments and the need to reinvest principal payments at current rates, mortgage-related securities may be less effective than bonds at maintaining yields when interest rates decline. Additionally, mortgage-related securities may be more volatile than other fixed income securities.
Extension risk. Conversely, during periods of rising interest rates, the rate of prepayments of mortgage-and asset-backed securities may be slower than estimated, causing the Fund to miss the opportunity to reinvest assets at higher rates.
Guarantee risk. Mortgage and asset-backed securities also involve the risk that private guarantors may default. When private entities create pass-through pools of conventional residential mortgage loans, such issuers may, in addition, be the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.
Commercial mortgage-backed risks. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-or asset-backed securities.
An unexpectedly high rate of defaults on the mortgages that comprise a mortgage-backed security may limit substantially the security’s ability to make payments of principal or interest to the Fund as a holder of such an instrument, reducing the value of that security or in some cases rendering it worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called ’subprime’ mortgages.
Securities lending risk. The Fund may lend its portfolio securities to banks or broker-dealers which meet the creditworthiness standards established by the Fund’s Board of Directors. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. Although the Fund generally has the ability to recall loaned securities pursuant to a securities lending arrangement in the event that a shareholder vote is held, there is a risk that any delay in recovery of such security will result in the holder of such security being unable to vote. All of the aforementioned risks may be greater for non-U.S. securities.
Derivatives risk. The Fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), and swaps agreements. A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the underlying instruments or the Fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Additionally, some derivatives the Fund uses

10

involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable. The Fund may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivative instruments.
High yield debt instrument risk. Investment in or exposure to non-investment grade (lower rated) debt instruments (also known as “high yield debt instruments” or “junk bonds”) may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be sensitive to economic changes, political changes or adverse developments specific to a company. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties and a potential lack of a secondary or public market for securities. High yield debt instruments are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). Less active markets may diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors. If the issuer of a security is in default with respect to interest or principal payments, the issuer’s security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the Fund’s performance.
Performance History
The bar chart and table below show the Fund’s annual returns and its long-term performance and provide some indication of the risks of an investment in the Fund. The bar chart shows you how the Fund’s performance has varied from year-to-year. The table compares the performance of the Lehman Brothers U.S. Aggregate Index to the Fund’s performance after adjustment for the impact of certain taxes. Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is no guarantee of future results.
Year-by-Year Total Returns
as of December 31 Each Year (%)
The Fund’s total return for the six-month period ended June 30, 2008 was -0.79%.

Best Quarter	Worst Quarter
September 30, 1998	June 30, 1999

5.42%	–2.86%

The above performance information of this Fund reflects the performance of the Fund’s predecessor common trust fund for all periods prior to March 9, 2001. The common trust fund had investment objectives, policies and restrictions that were equivalent in all material respects to those of the Fund, and was managed by First National Bank of Omaha. FNB Fund Advisers, a division of First National Bank of Omaha, currently manages the Fund. The Fund commenced business on March 9, 2001. The bar chart above includes information regarding the common trust fund’s operations for periods before March 9, 2001, as adjusted to reflect the higher expenses (before any waivers or reimbursements) incurred by the Fund. The common trust fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that are imposed by that Act. If the common trust fund had been registered, its performance might have been adversely affected.

11

PROSPECTUS
First Focus Income Fund (FOINX) (continued)
Average Annual Total Return —
Comparison of Before and After-Tax Returns
The Fund’s returns in this table only reflect the periods after the Fund began operating as a registered mutual fund. The returns shown do not reflect the performance of the predecessor common trust fund. It is not possible to reflect the tax impact on the common trust fund’s performance.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average Annual Total Return
as of December 31, 2007

			Since
			Inception
	1 Year	5 Years	(3/9/01)

Income Fund

Return Before Taxes	6.14%	3.43%	4.65%

Return After Taxes on Distributions	4.44%	1.85%	2.81%

Return After Taxes on Distributions and Sale of Fund Shares	3.95%	2.00%	2.87%

Lehman Brothers U.S. Aggregate Index(1)(2)	6.97%	4.42%	5.57%

(1)	The Lehman Brothers U.S. Aggregate Index is a market value-weighted index which tracks the USD-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS sectors.

The above referenced index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

(2)	Index comparisons began on March 9, 2001.

12

Expenses
This table describes the fees and expenses you may pay if you buy and hold Shares of the Fund. The Shares have no shareholder transaction fees. Annual fund operating expenses are deducted from Fund assets, so their effect is reflected in the Fund’s Share price.
Fee Table
Income Fund
Annual Fund Operating Expenses
(% of average net assets)

Management Fees	0.60%

Distribution (12b-1) Fees	None

Other Expenses(1)	0.69%

Total Fund Operating Expenses	1.29%

Less Contractual Fee Waivers(2)	0.52%

Net Total Fund Operating Expenses (3)	0.77%

(1)	“Other Expenses” are based on estimated expenses for the current fiscal year and include miscellaneous fund expenses such as administration, legal, accounting, custody, shareholder servicing and transfer agent fees. See “Service Plan” for more information on shareholder servicing fees.

(2)	The Advisor has contractually agreed to waive 0.52% of its Management Fees for the period August 1, 2008 through July 31, 2009.

(3)	Other service providers have voluntarily agreed to waive 0.015% of their fees. Voluntary waivers may be eliminated at any time. Taking waivers into account, the Fund’s actual Net Total Fund Operating Expenses for the fiscal year ending March 31, 2009 are expected to be 0.76%.
The example below is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds and shows what you could pay in expenses over time, based on Total Fund Operating Expenses described in the Fee Table. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and the Fund’s operating expenses remain the same. The figure shown would be the same whether you sold your Shares at the end of a period or kept them. Because actual return and expenses will be different, this example is for comparison only.
Expense Example

1 Year	3 Years	5 Years	10 Years

$79	$358	$658	$1,511

13

PROSPECTUS
First Focus Balanced Fund (FOBAX)
Objective
The investment objective of the First Focus Balanced Fund is capital appreciation and current income.
Principal Investment Strategies and Risks
Principal investments
Based on the adviser’s assessment of market conditions, the Balanced Fund will allocate its assets (defined as net assets plus borrowings for investment purposes) among stocks, fixed income securities and cash equivalents. The Fund will invest 25% to 75% of its total assets in stocks and convertible securities, and at least 25% of its total assets in fixed income securities. Fixed income securities may include money market mutual funds. The Fund may invest in securities issued by companies with large, medium, or small capitalizations.
Equities. The equity component of the Balanced Fund’s portfolio is comprised principally of companies the adviser believes have the potential to grow earnings more rapidly than their competitors. The Fund may also invest in preferred stocks and warrants. Equity holdings are typically diversified across the major sectors.
In choosing equity investments, the Fund’s investment adviser looks for companies with:
•	market share gains;

•	product innovation;

•	low-cost production;

•	a history of above-average earnings growth; and

•	valuations that are low relative to their current earnings or their projected earnings growth rate.
Fixed income securities. The fixed income component of the Balanced Fund’s portfolio includes:
•	bonds, notes and debentures from a wide range of U.S. corporate issuers;

•	money markets

•	mortgage-related securities;

•	state, municipal or industrial revenue bonds;

•	obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; or

•	fixed income securities that can be converted into or exchanged for common stock.
In addition, the Balanced Fund may invest in U.S. Treasury obligations, cash equivalents, repurchase agreements or asset-backed securities.
The fixed income securities in which the Fund invests will be “investment grade,” which means they will be:
•	rated BBB or better from Standard & Poor’s, Baa or better from Moody’s, or the equivalent rating from another NRSRO; or

•	if unrated, considered at purchase by the Fund’s investment adviser to be of comparable quality.
To calculate maturity, the adviser uses each instrument’s ultimate maturity date, or the probable date of a call, refunding or redemption provision, or other maturity-shortening device. For securities expected to be repaid before their maturity date (such as mortgage-backed securities), the adviser uses the effective maturity, which is shorter than the stated maturity.
Socially responsible investing
Tributary Capital Management, adviser to the Balanced Fund, also applies what are commonly referred to as Socially Responsible Investing screens to the security selection and ongoing monitoring of the Fund. The adviser believes that organizations that avoid global security risks and products that pose a clear danger to human health should benefit shareholders in terms of both risk and return in the long-term.
Specifically, the Balanced Fund will not invest in companies that:
•	Have an active business tie to Iran, Syria, Sudan or North Korea, all of which are U.S. State Department-designated terrorist sponsoring states, with the exception of companies whose activities in one or more of these countries are solely humanitarian.

•	Produce tobacco or tobacco products that have been found to pose a clear risk to human health.

14

Tributary Capital Management has an arrangement with a third party vendor to provide initial screening and ongoing monitoring of companies in the Balanced Fund for the purpose of excluding companies from the Fund that are subject to global security risk and meet the Fund’s exclusion criteria.
Principal risks
The value of the Fund’s shares depends on the value of the securities it owns. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means you could lose money.
Principal risks — Stocks
The stock portion of the Balanced Fund is subject to the risks of equity investing, which include:
General market risks. Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the adviser will not accurately predict the direction of these and other factors and, as a result, the adviser’s investment decisions may not accomplish what they were intended to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.
Common stocks. This Fund invests in common stocks, whose risks include:
•	A company not performing as anticipated. Factors affecting a company’s performance can include the strength of its management and the demand for its products or services. Negative performance may affect the earnings growth the adviser anticipated when selecting the stock.

•	Instability in the stock market. The market generally moves in cycles, with prices rising and falling. The value of the Fund’s investments may increase or decrease more than the stock market in general. A downturn in the stock market may lead to lower prices for the stocks the Fund holds even when company fundamentals are strong. A company’s stock may drop as a result of technological, environmental or regulatory change. Company news or a change in expected earnings could also affect prices.
Mid-cap and Small-cap stocks. Investing in medium-capitalization and small capitalization companies may lead to risks greater than those of investments in large-capitalization companies. Mid-cap and small-stocks cap are generally less liquid than large-cap stocks, and may be more affected by technological, environmental or regulatory change.
Over-the-counter market. Some of the stocks in which the Fund invests trade in the over-the-market These “unlisted common stocks” generally trade at a lower volume, which may limit their liquidity.
Growth investing. The stock portion of this Fund is primarily growth oriented and may not perform as well as other types of mutual funds when its investing style is out of favor. There is also a risk that the stocks selected for this Fund may not grow as the adviser anticipates.
Principal risks — Fixed income securities
The fixed income securities portion of the Balanced Fund is subject to various risks including:
Interest rate risk. Changes in interest rates affect the value of the Fund’s debt securities, including securities issued or guaranteed by the U.S. government or other government agencies. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities. When interest rates rise, the value of the Fund’s securities and its shares will decline. A change in interest rates will also affect the amount of income the Fund generates.
Credit risk. The value of the Fund’s fixed income securities is affected by the issuer’s continued ability to make interest and principal payments. The Fund could lose money if the issuers cannot meet their financial obligation or go bankrupt.
The Fund invests in securities of various United States government agencies, which while chartered or sponsored by Acts of Congress, are neither issued nor guaranteed by the United States Treasury. Each agency, including the Federal Home Loan Bank, the Federal Farm Credit Bank and the Tennessee Valley Authority, is supported by its own credit. However, the Federal Home Loan Bank is also supported by the ability of the United States Treasury to buy up to $4 billion of debt of the agency. Also, the Tennessee Valley Authority has a credit line of $150 million with the United States Treasury.

15

PROSPECTUS
First Focus Balanced Fund (FOBAX) (continued)
Securities rated in the lowest of the investment grade categories (e.g., Baa or BBB) are considered more speculative than higher rated securities. Their issuers may not be as financially strong as those of higher rated bonds and may be more vulnerable to periods of economic uncertainty or downturn.
If, in the event the Fund enters a repurchase agreement, the seller of a repurchase agreement defaults, the Fund may be exposed to possible loss because of adverse market conditions or a delay in selling the underlying securities to another person.
Reinvestment risk. The Fund’s fixed income securities will have stated maturities, and accordingly, at the end of a security’s term, the proceeds will need to be reinvested in another security. If interest rates decline when a fixed income security matures, the cash flows from that security will need to be reinvested at a lower rate.
Prepayment risk. Mortgage-and asset-backed securities involve prepayment risk, which is the risk that the underlying mortgages or other debts may be refinanced or paid off before they mature during a period of declining interest rates. Such refinancings and prepayments will tend to lower the Fund’s return and could result in losses to the Fund if it acquired these securities at a premium. Due to prepayments and the need to reinvest principal payments at current rates, mortgage-related securities may be less effective than bonds at maintaining yields when interest rates decline. Mortgage-related securities may be more volatile than other fixed income securities.
Extension risk. Conversely, during periods of rising interest rates, the rate of prepayments of mortgage-and asset-backed securities may be slower than estimated, causing the Fund to miss the opportunity to reinvest assets at higher rates.
Securities lending risk. The Fund may lend its portfolio securities to banks or broker-dealers which meet the creditworthiness standards established by the Fund’s Board of Directors. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. Although the Fund generally has the ability to recall loaned securities pursuant to a securities lending arrangement in the event that a shareholder vote is held, there is a risk that any delay in recovery of such security will result in the holder of such security being unable to vote. All of the aforementioned risks may be greater for non-U.S. securities.
Performance History
The bar chart and table below show the Fund’s annual returns and its long-term performance and provide some indication of the risks of an investment in the Fund. The bar chart shows you how the Fund’s performance has varied from year-to-year. The table compares the Fund’s performance over time to that of the S&P 500 Index and the Lehman Brothers U.S. Government/Credit Index. Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is no guarantee of future results.
Year-by-Year Total Returns
as of December 31 Each Year (%)
The Fund’s total return for the six-month period ended June 30, 2008 was -3.11%.

Best Quarter	Worst Quarter
June 30, 2003	September 30, 2002

11.56%	-7.70%

16

Average Annual Total Return
as of December 31, 2007

	1 Year	5 Years	10 Years

Balanced Fund
Return Before Taxes	7.33%	11.35%	5.63%
Return After Taxes on Distributions	4.40%	10.60%	4.49%
Return After Taxes on Distributions and Sale of Fund Shares	7.62%	9.76%	4.32%

S&P 500 Index (1)	5.49%	12.83%	5.91%

Lehman Brothers U.S. Government/Credit Index (1)	7.23%	4.44%	6.01%

Composite Index (2)	6.34%	9.53%	6.29%

(1)	The S&P 500 Index an index of 500 selected common stocks most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Lehman Brothers U.S. Government/Credit Index is the non-securitized component of the U.S. Aggregate Index and includes Treasuries (i.e, public obligations of the U.S. Treasury that have remaining maturities of more than one year), Government-Related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD Corporates.

(2)	The Composite Index is a combined index of 60% of the S&P 500 Index and 40% of the Lehman Brothers U.S. Government/Credit Index. The Composite Index is intended to provide a single benchmark that more accurately reflects the composition of securities held by the Balanced Fund. The individual performance of each index that comprises the Composite Index is detailed in the chart above. Sixty percent of the Composite Index is comprised of the S&P 500 Index and forty percent of the Composite Index is comprised of the Lehman Brothers U.S. Government/Credit Index.

The above referenced indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after- returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who own their Fund shares through tax-deferred arrangements, such as 401 (k) Plans or individual retirement accounts.

17

PROSPECTUS
First Focus Balanced Fund (FOBAX) (continued)
Expenses
This table describes the fees and expenses you may pay if you buy and hold Shares of the Fund. The Shares have no shareholder transaction fees. Annual Fund operating expenses are deducted from Fund assets, so their effect is reflected in the Fund’s Share price.
Fee Table
Balanced Fund
Annual Fund Operating Expenses
(% of average net assets)

Management Fees	0.75%

Distribution (12b-1) Fees	None

Other Expenses (1)	0.76%

Acquired Fund Fees and Expenses (2)	0.02%

Total Fund Operating Expenses	1.53%

Less Contractual Fee Waivers(3)	0.15%

Net Total Fund Operating Expenses (4)	1.38%

(1)	“Other Expenses” are based on estimated expenses for the current fiscal year and include miscellaneous fund expenses such as administration, legal, accounting, custody, shareholder servicing and transfer agent fees. See “Service Plan” for more information on shareholder servicing fees.

(2)	Because the Fund invests in other funds, it is a shareholder of those underlying funds and indirectly bears its proportionate share of the operating expenses, including management fees, of the underlying funds. These expenses are deducted from the underlying funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables. All of the expenses of the Fund and acquired (underlying) funds use their expense ratios for their most recent fiscal year. These estimates may vary considerably based on future asset levels of the Fund, the availability of acquired (underlying) funds, the amount of the Fund’s assets invested in acquired (underlying) funds at any point in time, and the fluctuations of the expense ratios of the acquired (underlying) funds.

(3)	The Advisor has contractually agreed to waive 0.15% of its Management Fees for the period August 1, 2008 through July 31, 2009.

(4)	Other service providers have voluntarily agreed to waive 0.015% of their fees. Voluntary waivers may be eliminated at any time. Taking waivers into account, the Fund’s actual Net Total Fund Operating Expenses for the fiscal year ending March 31, 2009 are expected to be 1.37%.
The example below is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds and shows what you could pay in expenses over time, based on Total Fund Operating Expenses described in the Fee Table. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and the Fund’s operating expenses remain the same. The figure shown would be the same whether you sold your Shares at the end of a period or kept them. Because actual return and expenses will be different, this example is for comparison only.
Expense Example

1 Year	3 Years	5 Years	10 Years

$140	$469	$820	$1,811

18

PROSPECTUS
First Focus Core Equity Fund (FOEQX)
Objective
The investment objective of the First Focus Core Equity Fund is long-term capital appreciation.
Principal Investment Strategies and Risks
Principal investments
Under normal market conditions, at least 80% of the Fund’s assets (defined as net assets plus borrowings for investment purposes) will be invested in common stocks and securities that can be converted into common stocks, such as convertible bonds, convertible preferred stock, warrants, options and rights. The Fund typically invests in domestic companies with market capitalizations over $5 billion. The Fund may also invest up to 20% of its assets in preferred stocks, warrants and common stocks other than those described above.
The Fund’s investment adviser uses a value-oriented investment approach, looking for companies whose stock is trading below what the adviser considers its intrinsic value. The adviser may also consider other factors, including a company’s earnings record and/or dividend record.
Principal risks
The value of the Fund’s shares depends on the value of the securities it owns. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means you could lose money. During extraordinary market or economic conditions, the Fund may take a temporary defensive position by investing in short-term obligations including money market funds, repurchase agreements and U.S. government securities. Such investments could keep the Fund from achieving its investment objective.
General market risks. Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the adviser will not accurately predict the direction of these and other factors and, as a result, the adviser’s investment decisions may not accomplish what they were intended to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.
Common stocks. This Fund invests primarily in common stocks of large companies. The risks of common stock investing include:
•	A company not performing as anticipated. Factors affecting a company’s performance can include the strength of its management and the demand for its products or services. Negative performance may affect the valuation and earnings growth the adviser perceived when selecting the stock.

•	Instability in the stock market. The market generally moves in cycles, with prices rising and falling. The value of the Fund’s investments may increase or decrease more than the stock market in general. A downturn in the stock market may lead to lower prices for the stocks the Fund holds even when company fundamentals are strong. A company’s stock may drop as a result of technological, environmental, or regulatory change. Company news or a change in expected earnings could also affect prices.
Mid-cap stocks. Investing in medium-capitalization companies may lead to risks greater than those of other equity investments. Mid-cap stocks are generally less liquid than large-cap stocks, and may be more affected by technological, environmental or regulatory change.

Over-the-counter market. Some of the common stocks in which the Fund invests trade in the over-the-counter market. These “unlisted common stocks” generally trade at a lower volume, which may limit their liquidity.
Value investing. This Fund is primarily value oriented and it may not perform as well as other types of mutual funds when its investing style is out of favor. There is also a risk that the stocks selected for this Fund may not reach what the adviser believes are their full value.
Securities lending risk. The Fund may lend its portfolio securities to banks or broker-dealers which meet the creditworthiness standards established by the Fund’s Board of Directors. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail

19

PROSPECTUS
First Focus Core Equity Fund (FOEQX) (continued)
financially while the loan is outstanding. Although the Fund generally has the ability to recall loaned securities pursuant to a securities lending arrangement in the event that a shareholder vote is held, there is a risk that any delay in recovery of such security will result in the holder of such security being unable to vote. All of the aforementioned risks may be greater for non-U.S. securities.
Convertible securities. The Fund may purchase convertible securities that are fixed income debt securities, preferred stocks, warrants, options or rights, and which may be converted at a stated price within a specified period of time into a certain quantity of common stock of the same or other issuers. Convertible securities are usually subordinated in right of payment to nonconvertible debt securities of the same issuer, but are senior to common stocks in an issuer’s capital structure. Their prices tend to be influenced by changes in interest rates. When rates rise, the values generally fall, and when rates decline, the values generally increase. In addition, their prices can be affected by changes in the market value of the common stock into which they can be converted.
Performance History
The bar chart and table below show the Fund’s annual returns and its long-term performance and provide some indication of the risks of an investment in the Fund. The bar chart shows you how the Fund’s performance has varied from year-to-year. The table compares the Fund’s performance over time to that of the S&P 500 Index and the Russell 1000® Value Index. The table compares the performance of these indices and averages to the Fund’s performance after adjustment for the impact of certain taxes. Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is no guarantee of future results.
Year-by-Year Total Returns
as of December 31 Each Year (%)
The Fund’s total return for the six-month period ended June 30, 2008 was -10.96%.

Best Quarter	Worst Quarter
June 30, 1999	September 30, 2002

15.50%	-16.96%

Average Annual Total Return
as of December 31, 2007

	1 Year	5 Years	10 Years

Core Equity Fund
Return Before Taxes	3.04%	12.29%	4.30%
Return After Taxes on Distributions	0.96%	10.93%	2.63%
Return After Taxes on Distributions and Sale of Fund Shares	4.58%	10.64%	3.13%

S&P 500 Index(1)	5.49%	12.83%	5.91%

Russell 1000® Value Index(1)	-0.17%	14.63%	7.68%

(1)	The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-bookvalue ratios and lower expected growth values.

The above referenced indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

20

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts.
Expenses
This table describes the fees and expenses you may pay if you buy and hold Shares of the Fund. The Shares have no shareholder transaction fees. Annual Fund operating expenses are deducted from Fund assets, so their effect is reflected in the Fund’s Share price.
Fee Table
Core Equity Fund
Annual Fund Operating Expenses
(% of average net assets)

Management Fees	0.75%

Distribution (12b-1) Fees	None

Other Expenses (1)	0.64%

Acquired Fund Fees and Expenses (2)	0.02%

Total Fund Operating Expenses	1.41%

Less Contractual Fee Waivers(3)	0.15%

Net Total Fund Operating Expenses (4)	1.26%

(1)	“Other Expenses” are based on estimated expenses for the current fiscal year and include miscellaneous fund expenses such as administration, legal, accounting, custody, shareholder servicing and transfer agent fees. See “Service Plan” for more information on shareholder servicing fees.

(2)	Because the Fund invests in other funds, it is a shareholder of those underlying funds and indirectly bears its proportionate share of the operating expenses, including management fees, of the underlying funds. These expenses are deducted from the underlying funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables. All of the expenses of the Fund and acquired (underlying) funds use their expense ratios for their most recent fiscal year. These estimates may vary considerably based on future asset levels of the Fund, the availability of acquired (underlying) funds, the amount of the Fund’s assets invested in acquired (underlying) funds at any point in time, and the fluctuations of the expense ratios of the acquired (underlying) funds.

(3)	The Advisor has contractually agreed to waive 0.15% of its Management Fees for the period August 1, 2008 through July 31, 2009.

(4)	Other service providers have voluntarily agreed to waive 0.015% of their fees. Voluntary waivers may be eliminated at any time. Taking waivers into account, the Fund’s actual Net Total Fund Operating Expenses for the fiscal year ending March 31, 2009 are expected to be 1.25%.
The example below is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds and shows what you could pay in expenses over time, based on Total Fund Operating Expenses described in the Fee Table. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and the Fund’s operating expenses remain the same. The figure shown would be the same whether you sold your Shares at the end of a period or kept them. Because actual return and expenses will be different, this example is for comparison only.
Expense Example

1 Year	3 Years	5 Years	10 Years

$128	$431	$757	$1,678

21

PROSPECTUS
First Focus Large Cap Growth Fund (FOLCX)
Objective
The investment objective of the First Focus Large Cap Growth Fund is long-term capital appreciation.
Principal Investment Strategies and Risks
Principal investments
Under normal circumstances and market conditions, the Fund intends to invest at least 80% of its assets (defined as net assets plus borrowings for investment purposes) in the common stock and securities that can be converted into common stock, such as convertible bonds, convertible preferred stocks, warrants, options and rights of companies with market capitalizations of at least $5 billion. Although the Fund retains the ability to invest in a relatively small number of stocks, the Fund’s goal is to remain diversified. These are not fundamental investment policies and may be changed by the Fund’s Board of Directors upon 60 days notice to shareholders.
The Fund also will invest in common stocks that the subadviser believes have the potential to grow earnings more rapidly than their competitors.
In choosing investments, the Fund’s sub-adviser looks for large capitalization companies with:
•	strong unit growth;

•	dominant market positions;

•	conservative accounting practices; and

•	internally financed growth.
Other investments
Under normal circumstances, the Fund may invest up to 20% of its total assets in equity securities of foreign issuers. The Fund may also lend its portfolio securities and invest uninvested cash balances in money market funds.
Principal risks
The value of the Fund’s shares depends on the value of the securities it owns. The value of your investment may fluctuate significantly, which means you could lose money.
An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
General market risks. Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the Sub-adviser will not accurately predict the direction of these and other factors and, as a result, the Sub-adviser’s investment decisions may not accomplish what they were intended to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.
Growth investing. The Fund is primarily growth oriented and it may not perform as well as other types of mutual funds. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.
Common stocks. The Fund invests primarily in common stocks of large companies. The risks of common stock investing include:
•	A company not performing as anticipated. Factors affecting a company’s performance can include the strength of its management and the demand for its products or services. Negative performance may affect the valuation and earnings growth the Sub-adviser perceived when selecting the stock.

•	Instability in the stock market. The market generally moves in cycles, with prices rising and falling. The value of the Fund’s investments may increase or decrease more than the stock market in general. A downturn in the stock market may lead to lower prices for the stocks the Fund holds even when the company fundamentals are strong. A company’s stock may drop as a result of technological, environmental, or regulatory change. Company news or a change in expected earnings could also affect prices.
Focused Investment Risk. Focusing or concentrating Fund investments in a small number of companies, industries, or regions increases risk. A fund that “concentrates” its investments in a certain type of company (such as biotechnology, healthcare or technology companies) is particularly vulnerable to events affecting those types of companies. Also, the Fund may have greater risk to the extent it invests a substantial portion of its assets in

22

a group of related industries (or “sectors”) such as the “technology” or “financial and business services” sectors. The industries comprising any particular sector may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments. For example, companies in the healthcare sector are subject to rapid obsolescence of products, patent expirations, and changes in governmental regulation or reimbursements; and companies in the technology sector are subject to short product cycles, intense competition and significant losses and/or limited earnings. Because the Fund will generally maintain core holdings in 20 to 50 stocks, its portfolio may become more concentrated on a small number of companies, industries or regions.
Mid-Cap stocks. Investing in medium-capitalization companies may lead to risks greater than those of other equity investments. Mid-Cap stocks are generally less liquid than large-cap stocks, and may be more affected by technological, environmental or regulatory change.
Over-the-counter market. Some of the common stocks in which the Fund invests trade in the over-the-counter market. These “unlisted common stocks” generally trade at a lower volume, which may limit their liquidity.
Securities lending risk. The Fund may lend its portfolio securities to banks or broker-dealers which meet the creditworthiness standards established by the Fund’s Board of Directors. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. Although the Fund generally has the ability to recall loaned securities pursuant to a securities lending arrangement in the event that a shareholder vote is held, there is a risk that any delay in recovery of such security will result in the holder of such security being unable to vote. All of the aforementioned risks may be greater for non-U.S. securities.
Foreign investment risk. Foreign securities are subject to more risks than U.S. domestic investments. These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding. Direct investment in foreign securities denominated in a foreign currency involves exposure to fluctuations in foreign currency exchange rates which may reduce the value of an investment made in a security denominated in that foreign currency; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
Foreign securities also include American Depositary Receipts (ADRs) and similar investments, European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs, EDRs and GDRs are depository receipts for foreign company stocks issued by a bank and held in trust at that bank, which entitle the owner to any capital gains or dividends from the underlying company. ADRs are U.S. dollar denominated, and EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. ADRs, EDRs and GDRs are subject to the same risks as other foreign securities.
Performance History
Performance information for the Fund will be available when the Fund has been in operation for one calendar year. Performance will be benchmarked against the Russell 1000 Growth Index.

23

PROSPECTUS
First Focus Large Cap Growth Fund (FOLCX) (continued)
Expenses
This table describes the fees and expenses you may pay if you buy and hold Shares of the Fund. The Shares have no shareholder transaction fees. Annual Fund operating expenses are deducted from Fund assets, so their effect is reflected in the Fund’s Share price.
Fee Table
Large Cap Growth Fund Annual
Fund Operating Expenses
(% of average net assets)

Management Fees	0.90%

Distribution (12b-1) Fees	None

Other Expenses (1)	0.63%

Total Fund Operating Expenses	1.53%

Less Contractual Fee Waivers(2)	0.30%

Net Total Fund Operating Expenses(3)	1.23%

(1)	“Other Expenses” are based on estimated expenses for the current fiscal year and include miscellaneous fund expenses such as administration, legal, accounting, custody, shareholder servicing and transfer agent fees. See “Service Plan” for more information on shareholder servicing fees.

(2)	The Advisor has contractually agreed to waive 0.30% of its Management Fees for the period August 1, 2008 through July 31, 2009.

(3)	The Advisor has voluntarily agreed to waive an additional 0.25% of its Management Fee and other service providers have voluntarily agreed to waive 0.015% of their fees. Voluntary waivers may be eliminated at any time. Taking waivers into account, the Fund’s actual Net Total Fund Operating Expenses for the fiscal year ending March 31, 2009 are expected to be 0.97%.
The example below is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds and shows what you could pay in expenses over time, based on Total Fund Operating Expenses described in the Fee Table. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and the Fund’s operating expenses remain the same. The figure shown would be the same whether you sold your Shares at the end of a period or kept them. Because actual return and expenses will be different, this example is for comparison only.
Expense Example

1 Year	3 Years	5 Years	10 Years

$125	$454	$806	$1,798

24

PROSPECTUS
First Focus Growth Opportunities Fund (FOGRX)
Objective
The investment objective of the First Focus Growth Opportunities Fund is long-term capital appreciation.
Principal Investment Strategies and Risks
Principal investments
In pursuit of long-term capital appreciation, this Fund invests principally in the common stock of companies the adviser believes have the potential to grow earnings more rapidly than their competitors. The Fund may also invest up to 35% of its assets (defined as net assets plus borrowings for investment purposes) in preferred stocks and warrants. Holdings are typically diversified across the major sectors.
In choosing investments, the Fund’s investment adviser looks for companies with:
•	market share gains;

•	product innovation;

•	low-cost production;

•	a history of above-average earnings growth; and

•	valuations that are low relative to their current earnings or their projected earnings growth rate.
The Fund may invest in securities issued by companies with large, medium, or small capitalizations.
Socially responsible investing
Tributary Capital Management, adviser to the First Focus Growth Opportunities Fund, also applies what are commonly referred to as Socially Responsible Investing screens to the security selection and ongoing monitoring of the Fund. The adviser believes that organizations that avoid global security risks and products that pose a clear danger to human health should benefit shareholders in terms of both risk and return in the long-term.
Specifically, the Growth Opportunities Fund will not invest in companies that:
•	Have an active business tie to Iran, Syria, Sudan or North Korea, all of which are U.S. State Department designated terrorist sponsoring states, with the exception of companies whose activities in one or more of these countries are solely humanitarian.

•	Produce tobacco or tobacco products that have been found to pose a clear risk to human health.
Tributary Capital Management has an arrangement with a third party vendor to provide initial screening and ongoing monitoring of companies in the Growth Opportunities Fund for the purpose of excluding companies from the Fund that are subject to global security risk and meet the Fund’s exclusion criteria.
Principal risks
The value of the Fund’s shares depends on the value of the securities it owns. An investment in the Funds is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means you could lose money.
General market risks. Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the adviser will not accurately predict the direction of these and other factors and, as a result, the adviser’s investment decisions may not accomplish what they were intended to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.
Common stocks. This Fund invests primarily in common stocks, whose risks include:
•	A company not performing as anticipated. Factors affecting a company’s performance can include the strength of its management and the demand for its products or services. Negative performance may affect the earnings growth the adviser anticipated when selecting the stock.

•	Instability in the stock market. The market generally moves in cycles, with prices rising and falling. The value of the Fund’s investments may increase or decrease more than the stock market in general. A downturn in the stock market may lead to lower prices for the stocks the Fund holds even when company fundamentals are strong. A company’s stock may drop as a result of technological, environmental or regulatory change. Company news or a change in expected earnings could also affect prices.
Mid-cap and Small-cap stocks. Investing in medium-capitalization and small capitalization companies may lead to risks greater than those of investments in large-

25

PROSPECTUS
First Focus Growth Opportunities Fund (FOGRX) (continued)
capitalization companies. Mid-cap and small-cap stocks are generally less liquid than large-cap stocks, and may be more affected by technological, environmental or regulatory change.
Over-the-counter market. Some of the stocks in which the Fund invests trade in the over-the-counter market. These “unlisted common stocks” generally trade at a lower volume, which may limit their liquidity.
Growth investing. This Fund is primarily growth oriented and may not perform as well as other types of mutual funds when its investing style is out of favor. There is also a risk that the stocks selected for this Fund may not grow as the adviser anticipates.
Securities lending risk. The Fund may lend its portfolio securities to banks or broker-dealers which meet the creditworthiness standards established by the Fund’s Board of Directors. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. Although the Fund generally has the ability to recall loaned securities pursuant to a securities lending arrangement in the event that a shareholder vote is held, there is a risk that any delay in recovery of such security will result in the holder of such security being unable to vote. All of the aforementioned risks may be greater for non-U.S. securities.
Performance History
The bar chart and table below show the Fund’s annual returns and its long-term performance and provide some indication of the risks of an investment in the Fund. The bar chart shows you how the Fund’s performance has varied from year to year. The table compares the performance of the Russell Midcap Growth® Index, and the S&P 500 Index and averages to the Fund’s performance after adjustment for the impact of certain taxes. Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is no guarantee of future results.
Year-by-Year Total Returns
as of December 31 Each Year (%)
The Fund’s total return for the six-month period ended June 30, 2008 was -5.35%.

Best Quarter	Worst Quarter
December 31, 1998	September 30, 2002

16.95%	-17.14%

The above performance information of this Fund includes the performance of the Fund’s predecessor common trust fund prior to April 1, 1998. The predecessor had investment objectives, policies and restrictions that were equivalent in all material respects to those of the Fund. The predecessor was managed by a predecessor of Tributary Capital Management, L.L.C., which presently manages the Fund. The bar chart and table above include information regarding the common trust fund’s operations for periods prior to April 1, 1998, as adjusted to reflect the higher expenses incurred by the Fund. The common trust fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that are imposed by that Act. If the common trust fund had been registered, its performance might have been adversely affected.

26

Average Annual Total Returns —
Comparison of Before and After-Tax Returns
The Fund’s returns in this table only reflect the periods after the Fund began operating as a registered mutual fund. The returns shown do not reflect the performance of the predecessor common trust fund. It is not possible to reflect the tax impact on the common trust fund’s performance.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average Annual Total Return
as of December 31, 2007

			Since
			Inception
	1 Year	5 Year	(4/1/98)

Growth Opportunities Fund
Return Before Taxes	7.86%	14.66%	7.38%
Return After Taxes on Distributions	6.36%	13.58%	6.76%
Return After Taxes on Distributions and Sale of Fund Shares	6.82%	12.77%	6.38%

Russell Midcap®Growth Index (1)	5.60%	18.21%	8.96%

S&P 500 Index(1)	5.49%	12.83%	4.59%

(1)	The Russell Midcap ® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap ® Index companies with higher price-to-look ratios and higher forecasted growth values. The S&P 500 Index is an unmanaged index of 500 domestic stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The above referenced indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.
Expenses
This table describes the fees and expenses you may pay if you buy and hold Shares of the Fund. The Shares have no shareholder transaction fees. Annual fund operating expenses are deducted from Fund assets, so their effect is reflected in the Fund’s share price.
Fee Table
Growth Opportunities Fund
Annual Fund Operating Expenses
(% of average net assets)

Management Fees	0.75%

Distribution (12b-1) Fees	None

Other Expenses(1)	0.67%

Acquired Fund Fees and Expenses(2)	0.02%

Total Fund Operating Expenses	1.44%

Less Contractual Fee Waivers(3)	0.15%

Net Total Fund Operating Expenses(4)	1.29%

(1)	“Other Expenses” are based on estimated expenses for the current fiscal year end include miscellaneous fund expenses such as administration, legal, accounting, custody, shareholder servicing and transfer agent fees. See “Service Plan” for more information on shareholder servicing fees.

(2)	Because the Fund invests in other funds, it is a shareholder of those underlying funds and indirectly bears its proportionate share of the operating expenses, including management fees, of the underlying funds. These expenses are deducted from the underlying funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables. All of the expenses of the Fund and acquired (underlying) funds use their expense ratios for their most recent fiscal year. These estimates may vary considerably based on future asset levels of the Fund, the availability of acquired (underlying) funds, the amount of the Fund’s assets invested in acquired (underlying) funds at any point in time, and the fluctuations of the expense ratios of the acquired (underlying) funds.

(3)	The Advisor has contractually agreed to waive 0.15% of its Management Fees for the period August 1, 2008 through July 31, 2009.

(4)	Other service providers have voluntarily agreed to waive 0.015% of their fees. Voluntary waivers may be eliminated at any time. Taking waivers into account, the Fund’s actual Net Total Fund Operating Expenses for the fiscal year ending March 31, 2009 are expected to be 1.28%.

27

PROSPECTUS
First Focus Growth Opportunities Fund (FOGRX) (continued)
The example below is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds and shows what you could pay in expenses over time, based on Total Fund Operating Expenses described in the Fee Table. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and the Fund’s operating expenses remain the same. The figure shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, this example is for comparison only.
Expense Example

1 Year	3 Years	5 Years	10 Years

$131	$441	$773	$1,711

28

PROSPECTUS
First Focus Small Company Fund (FOSCX)
Objective
The investment objective of the First Focus Small Company Fund is long-term capital appreciation.
Principal Investment Strategies and Risks
Principal investments
Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowings for investment purposes) in common stocks and convertible securities of companies with small market capitalization. A company’s market capitalization is considered “small” if it is less than $4 billion. The Fund expects most of these companies will have a market cap of $100 million to $3 billion.
The Fund’s investment adviser uses a value-oriented investment approach, looking for companies whose stock is trading below what the adviser considers its intrinsic value. The adviser may also consider other factors, including a company’s earnings record and/or dividend growth. This Fund does not emphasize current dividend or interest income.
In choosing investments, the adviser looks at quantitative and qualitative measures of a company. Quantitative measures of a company include:
•	price-to-earnings ratio;
•	balance sheet strength; and
•	cash flow.
Qualitative measures of a company include:
•	efficient use of capital;
•	management style and adaptability;
•	market share;
•	product lines and pricing flexibility;
•	distribution systems; and
•	use of technology to improve productivity and quality.
Turnover is expected to be low, around 30% under normal market conditions. However, the Fund will sell a security without regard to how long it has owned the security if the investment adviser deems it advisable.
Principal risks
The value of the Fund’s shares depends on the value of the securities it owns. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means you could lose money. During extraordinary market or economic conditions, the Fund may take a temporary defensive position by investing in short-term obligations including money market funds, repurchase agreements and U.S. government securities. Such investments could keep the Fund from achieving its investment objective.
General market risks. Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the adviser will not accurately predict the direction of these and other factors and, as a result, the adviser’s investment decisions may not accomplish what they were intended to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.
Common stocks. This Fund invests primarily in common stocks, whose risks include:
•	A company not performing as anticipated. Factors affecting a company’s performance can include the strength of its management and the demand for its products or services. Negative performance may affect the full value potential the adviser anticipated when selecting the stock.
•	Instability in the stock market. The market generally moves in cycles, with prices rising and falling. The value of the Fund’s investments may increase or decrease more than the stock market in general. A downturn in the stock market may lead to lower prices for the stocks the Fund holds even when company fundamentals are strong. A company’s stock may drop as a result of technological, environmental or regulatory change. Company news or a change in expected earnings could also affect prices.
Small-company stocks. The price of smaller-stocks may fluctuate dramatically due to such factors as:
•	the company’s greater dependence on key personnel;
•	potentially limited internal resources;

29

PROSPECTUS
First Focus Small Company Fund (FOSCX) (continued)
•	difficulty obtaining adequate working resources;
•	greater dependence on newer products and/or markets;
•	technological, regulatory or environmental changes; and
•	predatory pricing.
In short, the Fund’s risks are likely to be greater than those of other equity investments. It will typically be more volatile than the stock market in general, as measured by the S&P 500 Composite Index.
Over-the-counter market. Some of the common stocks in which the Fund invests trade in the over-the market. These “unlisted common stocks” generally trade at a lower volume, which may limit their liquidity.
Value investing. This Fund is primarily value oriented and it may not perform as well as other types of mutual funds when its investing style is out of favor. There is also a risk that the stocks selected for this Fund may not reach what the adviser believes are their full value.
Securities lending risk. The Fund may lend its portfolio securities to banks or broker-dealers which meet the creditworthiness standards established by the Fund’s Board of Directors. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. Although the Fund generally has the ability to recall loaned securities pursuant to a securities lending arrangement in the event that a shareholder vote is held, there is a risk that any delay in recovery of such security will result in the holder of such security being unable to vote. All of the aforementioned risks may be greater for non-U.S. securities.
Performance History
The bar chart and table below show the Fund’s annual returns and its long-term performance and provide some indication of the risks of an investment in the Fund. The bar chart shows you how the Fund’s performance has varied from year to year. The table compares the Fund’s counter performance over time to that of the Russell 2000® Index and the Russell 2000® Value Index. Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) is no guarantee of future results.
Year-by-Year Total Returns
as of December 31 Each Year (%)
The Fund’s total return for the six-month period ended June 30, 2008 was -1.57%.

Best Quarter	Worst Quarter
December 31, 2001	September 30, 2002

14.83%	–14.09%

30

Average Annual Total Return
as of December 31, 2007

	1 Year	5 Years	10 Years

Small Company Fund
Return Before Taxes	0.61%	11.99%	7.53%
Return After Taxes on Distributions	–1.58%	10.90%	6.63%
Return After Taxes on Distributions and Sale of Fund Shares	3.40%	10.45%	6.37%

Russell 2000® Index(1)	–1.57%	16.25%	7.08%

Russell 2000® Value Index(1)	–9.78%	15.80%	9.06%

(1)	The Russell 2000® Index is an index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Value Index is an index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

The above referenced indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts.
Expenses
This table describes the fees and expenses you may pay if you buy and hold Shares of the Fund. The Shares have no shareholder transaction fees. Annual Fund operating expenses are deducted from Fund assets, so their effect is reflected in the Fund’s Share price.
Fee Table
Small Company Fund
Annual Fund Operating Expenses
(% of average net assets)

Management Fees	0.85%

Distribution (12b-1) Fees	None

Other Expenses(1)	0.71%

Acquired Fund Fees and Expenses(2)	0.02%

Total Fund Operating Expenses	1.58%

Less Contractual Fee Waivers(3)	0.15%

Net Total Fund Operating Expenses(4)	1.43%

(1)	“Other Expenses” are based on estimated expenses for the current fiscal year and include miscellaneous fund expenses such as administration, legal, accounting, custody, shareholder servicing and transfer agent fees. See “Service Plan” for more information on shareholder servicing fees.

(2)	Because the Fund invests in other funds, it is a shareholder of those underlying funds and indirectly bears its proportionate share of the operating expenses, including management fees, of the underlying funds. These expenses are deducted from the underlying funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables. All of the expenses of the Fund and acquired (underlying) funds use their expense ratios for their most recent fiscal year. These estimates may vary considerably based on future asset levels of the Fund, the availability of acquired (underlying) funds, the amount of the Fund’s assets invested in acquired (underlying) funds at any point in time, and the fluctuations of the expense ratios of the acquired (underlying) funds.

(3)	The Advisor has contractually agreed to waive 0.15% of its Management Fees for the period August 1, 2008 through July 31, 2009.

(4)	Other service providers have voluntarily agreed to waive 0.015% of their fees. Voluntary waivers may be eliminated at any time. Taking waivers into account, the Fund’s actual Net Total Fund Operating Expenses for the fiscal year ending March 31, 2009 are expected to be 1.42%.
The example below is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds and shows what you could pay in expenses over time, based on Total Fund Operating Expenses described in the Fee Table. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and the Fund’s operating expenses remain the same. The figure shown would be the same whether you sold your Shares at the end of a period or kept them. Because actual return and expenses will be different, this example is for comparison only.
Expense Example

1 Year	3 Years	5 Years	10 Years

$146	$484	$846	$1,866

31

PROSPECTUS
First Focus International Equity Fund (FFITX)
Objective
The investment objective of the First Focus International Equity Fund is long-term capital appreciation.
Principal Investment Strategies and Risks
Principal investments
Under normal market condition, at least 80% of the Fund’s assets (defined as net assets plus borrowings for investment purposes) will be invested in common stocks and securities that can be converted into common stocks, such as convertible bonds, convertible preferred stock, warrants, options and rights. This is not a fundamental policy and may be changed by the Fund’s Board of Directors upon 60 days’ notice. The Fund invests primarily in common stocks and other equity securities of non-U.S. and non-Canadian issuers with market capitalizations over $300 million. The Fund may invest in equity securities that are listed on exchanges or traded over-the-counter.
In constructing the Fund’s portfolio and selecting individual securities, the Fund’s investment sub-adviser will select securities based on its broad strategic regional and sectorial views. These views are formed based on a fundamental analysis of the regions and sectors together with the sub-adviser’s company level research and meetings with the companies’ management. As a result of this approach, the investment sub-adviser will invest in value or growth stocks at different points in the economic cycle.
Principal risks
The value of the Fund’s shares depends on the value of the securities it owns. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means you could lose money. During extraordinary market or economic conditions, the Fund may take a temporary defensive position by investing in short-term obligations including money market funds, repurchase agreements and U.S. government securities. Such investments could keep the Fund from achieving its investment objective.
General market risks. Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the sub-adviser will not accurately predict the direction of these and other factors and, as a result, the sub-adviser’s investment decisions may not accomplish what they were intended to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.
Common stocks. The risks of common stock investing include:
•	A company not performing as anticipated. Factors affecting a company’s performance can include the strength of its management and the demand for its products or services. Negative performance may affect the valuation and earnings growth the adviser perceived when selecting the stock.
•	Instability in the stock market. The market generally moves in cycles, with prices rising and falling. The value of the Fund’s investments may decrease more than the stock market in general. A downturn in the stock market may lead to lower prices for the stocks the Fund holds even when company fundamentals are strong. A company’s stock may drop as a result of technological, environmental, or regulatory change. Company news or a change in expected earnings could also affect prices.
Foreign Stocks. Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, the Fund’s investments in foreign countries generally will be denominated in a foreign currency. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.
Over-the-counter market. Some of the common stocks in which the Fund invests trade in the over-the-counter market. These “unlisted common stocks” generally trade at a lower volume, which may limit their liquidity.
Securities Lending Risk. The Fund may lend its portfolio securities to banks or broker-dealers which meet the creditworthiness standards established by the Fund’s Board of Directors. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose

32

the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. Although the Fund generally has the ability to recall loaned securities pursuant to a securities lending arrangement in the event that a shareholder vote is held, there is a risk that any delay in recovery of such security will result in the holder of such security being unable to vote. All of the aforementioned risks may be greater for non-U.S. securities.
Performance History
The bar chart and table below show the Fund’s annual returns and provide some indication of the risks of investment in the Fund. The bar chart shows you how the Fund has performed over the past calendar year. The table compares the Fund’s performance to that of the Morgan Stanley Capital International Europe, Australasia and Far East (“EAFE”) Index. Both the bar chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is no guarantee of future results.
Year-by-Year Total Returns
as of December 31 Each Year (%)
The Fund’s total return for the six-month period ended June 30, 2008 was -14.01%.

Best Quarter	Worst Quarter
June 30, 2003	March 31, 2003

18.41%	–8.26%

Average Annual Total Return
as of December 31, 2007

			Since
			Inception
	1 Year	5 Years	(5/30/02)

International Equity Fund
Return Before Taxes	10.22%	20.17%	13.53%
Return After Taxes on Distributions	8.13%	18.76%	12.34%
Return After Taxes on Distributions and Sale of Fund Shares	8.53%	17.45%	11.54%

Morgan Stanley Capital International EAFE Index(1)	11.63%	22.08%	15.41%

(1)	The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.
The above referenced index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

33

PROSPECTUS
First Focus International Equity Fund (FFITX) (continued)
Expenses
This table describes the fees and expenses you may pay if you buy and hold Shares of the Fund. The Shares have no shareholder transaction fees. Annual Fund operating expenses are deducted from Fund assets, so their effect is reflected in the Fund’s Share price.
Fee Table
International Equity Fund
Annual Fund Operating Expenses
(% of average net assets)

Management Fees	1.00%

Distribution (12b-1) Fees	None

Other Expenses(1)	0.72%

Acquired Fund Fees and Expenses(2)	0.09%

Total Fund Operating Expenses	1.81%

Less Contractual Fee Waivers(3)	0.25%

Net Total Fund Operating Expenses(4)	1.56%

(1)	“Other Expenses” are based on estimated expenses for the current fiscal year and include miscellaneous fund expenses such as administration, legal, accounting, custody, shareholder servicing and transfer agent fees. See “Service Plan” for more information on shareholder servicing fees.

(2)	Because the Fund invests in other funds, it is a shareholder of those underlying funds and indirectly bears its proportionate share of the operating expenses, including management fees, of the underlying funds. These expenses are deducted from the underlying funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables. All of the expenses of the Fund and acquired (underlying) funds use their expense ratios for their most recent fiscal year. These estimates may vary considerably based on future asset levels of the Fund, the availability of acquired (underlying) funds, the amount of the Fund’s assets invested in acquired (underlying) funds at any point in time, and the fluctuations of the expense ratios of the acquired (underlying) funds.

(3)	The Advisor has contractually agreed to waive 0.25% of its Management Fees for the period August 1, 2008 through July 31, 2009.

(4)	Other service providers have voluntarily agreed to waive 0.015% of their fees. Voluntary waivers may be eliminated at any time. Taking waivers into account, the Fund’s actual Net Total Fund Operating Expenses for the fiscal year ending March 31, 2009 are expected to be 1.55%.
The example below is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds and shows what you could pay in expenses over time, based on Total Fund Operating Expenses described in the Fee Table. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and the Fund’s operating expenses remain the same. The figure shown would be the same whether you sold your Shares at the end of a period or kept them. Because actual return and expenses will be different, this example is for comparison only.
Expense Example

1 Year	3 Years	5 Years	10 Years

$159	$545	$957	$2,106

34

PROSPECTUS
First Focus FundsSM
Buying, Selling and Exchanging Shares
This section tells you how to purchase, sell (sometimes called “redeem”) and exchange Shares of the Funds. The Funds reserve the right to refuse purchases that may adversely affect the Funds. The Funds do not accept cash, money orders, travelers checks, starter checks, counter checks or third-party checks.
Buying Shares
You can buy Shares by mail or wire, or through First National Bank or its affiliates, your broker/dealer or other institutions. For a Purchase Application, call 1-800-662-4203. You can also obtain an application by visiting our website at www.firstfocusfunds.com.
Opening an Account by Mail
Make out a check for the amount you want to invest, payable to the Fund you want. See page 37 for minimum account amounts.
Mail the check and a completed Purchase Application to:
First Focus Funds Service Center
P.O. Box 219022
Kansas City, MO 64121-9022
Adding to Your Account by Mail
Make out a check for the amount you want to invest, payable to the Fund you want. See page 37 for minimum account amounts.
Mail the check and a note with your account number to:
First Focus Funds Service Center
P.O. Box 219022
Kansas City, MO 64121-9022
Adding to Your Account by Wire
Call 1-800-662-4203 for the account number to which funds should be wired. Your bank may charge a wire transfer fee.
Through Other Institutions
To find out if you can buy Shares through your bank, broker/dealer, or other institution, call 1-800-662-4203 or call your institution. Check with your institution on account requirements, procedures, and any fees, which will reduce your net return.
Customer Identification Program
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number, and permanent street address.
Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. If any of the above requested information is missing, we may reject your account and return your application or take such other action as we deem reasonable as required by law.
Auto Invest Plan
You can make regular monthly or quarterly purchases by Automated Clearing House (ACH) transfer from your bank account. The minimum investment to open your account is $100; the minimum for additional investments is $50. To start, complete the Auto Invest Plan section of the Purchase Application. To change your plan, send the Funds a signature-guaranteed written request. See “Signature Guarantees” on page 38.
Selling (Redeeming) Shares
If you purchase your shares directly from the Funds, you can redeem them as described below. If you purchase shares through a bank or other institution, you need to meet that institution’s account requirements.
•	Send a written request to: First Focus Funds Service Center P.O. Box 219022 Kansas City, MO 64121-9022
or
•	If you previously authorized telephone redemptions, call 1-800-662-4203 to request the redemption.

•	The Funds will mail a check payable to the Shareholder(s) of record to the address of record, or wire the funds at no charge to a previously designated bank account. Check with your bank to determine if it charges a wire transfer fee. See “Signature Guarantees,” on page 38.

35

PROSPECTUS
First Focus FundsSM (continued)
Auto Withdrawal Plan
You can redeem shares automatically every month or quarter and have a check for the specified amount mailed to you. The minimum withdrawal is $100. To start, call 1-800-662-4203. To change your plan, send the Funds a signature-guaranteed written request or an Account Change Form. See “Signature Guarantees,” on page 38. You could have negative tax results if you purchase shares while you’re making withdrawals. Be sure to check with your tax adviser on the effects of this plan, especially if you’re also purchasing shares.
Exchanging Shares
You can exchange shares of one First Focus Fund for shares of another. An exchange is considered a sale of shares; you may have a capital gain or loss for federal income tax purposes.
•	Read the Prospectus of the Fund whose shares you want to buy in the exchange.

•	Mail the Funds your signature-guaranteed request or call 1-800-662-4203. See “Signature Guarantees” on page 38.

•	The amount to be exchanged must meet minimum investment requirements, described on page 37.

The Funds reserve the right to restrict or refuse an exchange request if a Fund has received or anticipates simultaneous orders affecting significant portions of the Fund’s assets. There is no assurance the Funds will be able to anticipate any such exchange requests.
The Funds may change or eliminate the exchange privilege with 60 days’ notice to Shareholders, though there are no plans to do so. You may exchange only into Fund shares legally available in your state.
Excessive Trading
The Funds seek to deter short-term or excessive trading (often described as “market timing”). Excessive trading (either frequent exchanges between the Funds or sales and repurchases of a Fund within a short time period) may:
•	disrupt portfolio management strategies,

•	increase brokerage and other transaction costs, and

•	negatively affect fund performance.
Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund’s net asset value (NAV) (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on net asset values that do not reflect appropriate fair value prices.
The Funds’ Board of Directors has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Funds:
Monitoring of Trading Activity
The Funds, through their respective investment advisers and/or subadvisers and their agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.
Restrictions on Transactions
The Funds have broad authority to take discretionary action against market timers and against particular trades. They also have sole discretion to:
•	restrict purchases or exchanges that they or their agents believe constitute excessive trading.

•	reject purchases or exchanges that violate a Fund’s excessive trading policies or its exchange limits.
Fair Valuation
When reliable market quotations are not readily available for a security, the fair value of that security will be determined in accordance with procedures adopted by the Board. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market or by news after the last market pricing of the security, the Funds attempt to establish a

36

price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which the Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.
Despite its best efforts, First Focus Funds may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, First Focus Funds may not be able to prevent all market timing and its potential negative impact.
Transaction Policies
Share Price
The price per share for each Fund, equal to NAV, is calculated each business day at the regularly scheduled normal close of trading on the New York Stock Exchange (NYSE) (typically 4 p.m. Eastern Time). A business day is any day on which the NYSE is open for business.
If the Funds receive your buy or sell order before the daily valuation time, you will pay or receive that day’s NAV for each share. Otherwise you will pay or receive the next business day’s NAV for each share.
To calculate the NAV, First Focus Funds adds up the value of all a Fund’s securities and other assets, subtracts any liabilities, and divides by the number of Shares of that Fund outstanding. You can determine the value of your account on any particular day by multiplying the number of Shares you own by the day’s NAV.
The Funds’ securities are valued at market value. Securities traded on a national securities exchange or in the over-the- counter market are valued at the closing price on the principal exchange or market, typically 4:00 p.m. Eastern Time. If reliable market prices aren’t available, the fair value prices will be determined using methods approved by the Funds’ Board of Directors. The International Equity Fund may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the International Equity Fund does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Shares.
Some of the more common reasons that may necessitate that any security be valued using fair value procedures include, but are not limited to:
•	the security’s trading has been halted or suspended;

•	the security has been de-listed from a national exchange;

•	the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; and

•	the security has not been traded for an extended period of time.
With regard to the International Equity Fund, a significant event with respect to a security or securities held by the Fund that occurs after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates net asset value may necessitate that the security or securities be valued using fair value procedures.
Minimum Investments and Additions
The minimum initial investment for each Fund is $1,000. For additional investments, the minimum investment is $50. Under the Auto Invest Plan, the required initial investment drops to $100. The Funds may also waive minimum requirements for Individual Retirement Accounts and payroll deduction plans.
If an exchange or redemption causes the value of your account (other than an Auto Invest Plan or payroll deduction account) to fall below $1,000, the Funds may ask you to add to your account. If the balance remains below the minimum after 60 days, the Funds may close out your account and mail you the proceeds.
Redemption Payments
If you redeem Shares, your payment normally will be sent within seven days of the Fund’s Transfer Agent receiving your request. Shares are sold at the next NAV calculated after your request is received in good order. Unless it would hurt a Fund or its Shareholders, the Funds try to honor requests for next-day payment if your order is received on a business day before 4 p.m. Eastern Time, or second-day payment if your order is received after that time.
Before selling recently purchased Shares, please note that if the Transfer Agent has not yet collected payment for the

37

PROSPECTUS
First Focus FundsSM (continued)
Shares you are selling, it may delay sending the proceeds for up to 15 calendar days. This is intended to protect the Funds and their Shareholders from loss.
The Funds intend to pay cash for all Shares redeemed, but under unusual conditions may make payment wholly or partly in portfolio securities whose market value equals the redemption price. You will incur brokerage costs when converting them to cash.
The Funds may suspend your right to sell your Shares during times when the NYSE restricts or halts trading, or as otherwise permitted by the Securities and Exchange Commission (SEC). The Funds will require a signature guarantee on redemption requests of $50,000 or more, or if the redemption proceeds are to be paid or sent to someone other than you. See “Signature Guarantees” below.
Signature Guarantees
Signature guarantees are designed to prevent unauthorized transactions. The guarantor pledges that the signature presented is genuine and, unlike a notary public, is financially responsible if the signature is not. The Transfer Agent requires a “medallion” signature guarantee.
You can obtain medallion signature guarantees from banks, brokers/dealers, credit unions, securities exchanges and some other institutions. A notary public is not acceptable. The Funds require a medallion signature guarantee to change the address to which a redemption check is to be mailed or to make the check payable to someone other than the Shareholder(s) of record. If you have changed your address within 30 days of a redemption request, a medallion signature guarantee is required. For joint accounts, each signature must be guaranteed. The Transfer Agent reserves the right to reject any signature guarantee.
Telephone Transactions
For purchases made by telephone, the Funds and their agents will use reasonable procedures to confirm telephone instructions are genuine. These procedures may include, among others, requiring some form of identification before acting on telephone instructions; providing written confirmation of all such transactions; and tape recording all telephone instructions. If reasonable procedures are followed, the Funds and their agents will not be liable for any loss, cost, or expense due to an investor’s telephone instructions or an unauthorized telephone redemption.
If, because of peak activity or adverse conditions, you cannot place a telephone transaction, consider mailing your request as described in “Opening an Account” and “Selling Shares” on page 35. The Funds reserve the right to refuse a telephone transaction.
Dividends and Taxes
The Funds generally pass net investment income and realized capital gains, if any, on to Shareholders in the form of dividends and capital gains.
The timing and characterization of income distributions are determined annually in accordance with federal income tax regulations. Income determined in accordance with federal income tax regulations may differ from Accounting Principles Generally Accepted in the United States of America. As a result, net investment income for a reporting period may differ significantly from distributions paid during the same reporting period.
Dividends
The Short-Intermediate Bond Fund and the Income Fund declare income dividends daily and pay them monthly. The Balanced Fund declares and pays dividends on a quarterly basis and the Growth Opportunities Fund and the International Equity Fund declare and pay dividends on an annual basis. The Core Equity Fund, Large Cap Growth Fund and Small Company Fund declare and pay dividends monthly, generally during the last week of each month.
Taxes
The following information is meant as a general summary of the federal income tax provisions regarding the taxation of the shareholders. Additional tax information appears in the Statement of Additional Information (“SAI”). Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Funds.
•	Dividends and distributions you receive, whether in cash or additional shares, are generally taxable.

•	Distributions to non-corporate shareholders attributable to interest and other ordinary income and short-term capital gains are generally taxed as ordinary income, while distributions to non-corporate shareholders attributable to qualified dividend income are generally taxed at long-term capital gains rates provided certain holding period requirements are satisfied by the shareholder and the

38

Fund. Absent further legislation, such long-term capital gains rate will not apply to qualified dividend income distributed after December 31, 2010.
•	Distributions from a Fund’s long-term capital gains over net short-term capital losses are taxable as long-term capital gains in the year you receive them, no matter how long you have held the Shares.

•	Taxable distributions paid by a Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by a Fund as qualifying for the DRD provided certain holding period requirements are met.

•	Some dividends paid in January may be taxable as if you had received them the previous December.

•	Dividends attributable to interest on U.S. Treasury obligations may be subject to state and local taxes, even though the interest would be tax-exempt if you received it directly.

•	If the distribution of income or gain realized on the sale of securities causes a Share’s NAV to fall below what you paid for it, the distribution is a “return of invested principal” but is still taxable as described above.

•	If you buy Shares shortly before the record date of a Fund’s dividend or capital gains distribution, the payment of those dividends or capital gains will reduce your NAV per share. All or a part of such distributions are taxable.

•	In general, if you sell or redeem shares you will realize a capital gain or loss, which will be long-term or short-term, depending upon your holding period for the shares, provided that any loss recognized on the sale of shares of a Fund held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares. An exchange of shares in different Funds may be treated as a sale and any gain may be subject to tax.

•	As with all mutual funds, the Funds may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28% for 2008) for all taxable distributions payable to shareholders who fail to provide the Funds with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service (the “IRS”) that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.
At least annually, the Funds will advise you of the source and tax status of all the distributions you have received.
This Prospectus gives only general tax information. Before you invest, consult your tax adviser on federal, state and local tax considerations for your specific situation.
Portfolio Holdings
A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information.
Management of the Company
Investment Advisers
For six of the eight Funds (the Short-Intermediate Bond Fund, the Income Fund, the Core Equity Fund, the Large Cap Growth Fund, the Small Company Fund and the International Equity Fund), FNB Fund Advisers (“FNB”), a division of First National Bank of Omaha (“First National”), 1620 Dodge Street, Stop 1077, Omaha, Nebraska, is the investment adviser. FNB is a registered investment adviser under the Investment Advisers Act of 1940.
First National is a subsidiary of First National of Nebraska, Inc., a Nebraska corporation with total assets of about $18 billion as of December 31, 2007. First National offers clients a full range of financial services and has more than 65 years of experience in trust and investment management. As of December 31, 2007, First Investment Group, the Investment division which includes FNB Fund Advisers, had $3.9 billion in assets under management.
The Balanced Fund and the Growth Opportunities Fund are advised by Tributary Capital Management, LLC (“Tributary”), formerly FNC Fund Advisers, a subsidiary of First National of Nebraska, Inc. Tributary is a registered investment adviser under the Investment Advisers Act of 1940, located at 215 West Oak Street, Fort Collins, Colorado. As of December 31, 2007, Tributary had approximately $218 million under investment management.

39

PROSPECTUS
First Focus FundsSM (continued)
Investment Sub-Advisers
KBC Asset Management International LTD (“KBCAM”), a subsidiary of KBCAM Limited, located at Joshua Dawson House, Dawson Street, Dublin 2, Ireland, serves as the investment sub-adviser to the International Equity Fund. KBCAM, a registered investment adviser under the Investment Advisers Act of 1940, provides investment advisory services to individuals, investment companies and other institutions. As of December 31, 2007, KBCAM Limited had $24.9 billion in assets under management. KBCAM is part of the KBC Bank and Insurance Group NV. KBC Group is a major financial services group with headquarters in Brussels, Belgium.
Riverbridge Partners, LLC (“Riverbridge”), located at Midwest Plaza West, 801 Nicollet Mall, Suite 600, Minneapolis, Minnesota, serves as the investment sub-adviser to the Large Cap Growth Fund. Riverbridge, a registered investment adviser under the Investment Advisers Act of 1940, provides investment advisory services to individuals, investment companies and other institutions. As of December 31, 2007, Riverbridge had $1.2 billion in assets under management.
Responsibilities
FNB and Tributary (collectively, the “Advisers”) supervise and administer the funds’ respective investment programs. Supervised by the Board of Directors and following each Fund’s investment objectives and restrictions, each Adviser (or, as to the International Equity Fund and Large Cap Growth Fund, the sub-adviser):
•	manages a Fund’s investments;

•	makes buy/sell decisions and places the orders; and

•	keeps records of purchases and sales.
Portfolio Managers
Investment decisions for the Funds are made by teams of Adviser or Sub-Adviser personnel. In general, investment decisions are made by consensus and no one person is primarily responsible for making investment recommendations.
Portfolio Management Team — FNB
The following people are primarily responsible for day-to-day management of the Funds advised by FNB.
Core Equity Fund and the Small Company Fund
•	Randall Greer, CFA, Vice President, Head of Equity Strategy. Randall D. Greer joined First Investment Group in November of 2006 as Head of Equity Strategy and leads the equity portfolio management team. Randy has over 33 years of experience with him beginning his career with Kirkpatrick Pettis Smith Polian in 1975 holding titles there such as President and Director. He was Chairman, President, CEO and Director of KPM Management, Chief Investment Officer and Director of Westchester Capital Management and most recently a Senior Vice President at Bridges Investment Counsel. Randy graduated from the University of Nebraska, Lincoln in 1974 with a BS in Psychology and a minor in Mathematics and Computer Science. He received his MBA from the University of Florida in 1975 with a concentration in Finance and received his Chartered Financial Analyst (CFA) designation in 1980.

•	Mark A. Wynegar, CFA, Investment Officer, Portfolio Manager. Mark serves as Portfolio Manager for Small Cap Fund for FNB Fund Advisers. Mark has over 13 years of experience in the industry and joined First National Bank in 1999. Prior to joining the Bank, he worked five years at Westchester Capital Management where he was a Senior Securities Analyst and two years at Union Pacific Railroad as a Financial Analyst. He is a Chartered Financial Analyst and a member of the CFA Society of Nebraska and the CFA Institute. Mark received his BS in Business Administration from the University of Nebraska at Lincoln.

•	Christopher P. Sullivan, Investment Officer, Portfolio Manager. Chris serves as a Portfolio Manager for the Core Equity Fund for FNB Fund Advisers. Chris has over 15 years industry experience and joined First National Bank in December 2003. Prior to joining First Investment Group, he worked for Wells Fargo as an equity analyst and portfolio manager. Chris received his Bachelor of Science degree in Business (with an emphasis in Actuarial Science) from the University of Nebraska at Lincoln in 1993. Chris is a member of the CFA Institute and the CFA Society of Nebraska.

•	Michael L. Johnson, CFA, Investment Officer, Portfolio Manager. Mike serves as a Portfolio Manager for the Small Cap Fund for FNB Fund Advisers. Mike has over 16 years of industry experience and joined First National Bank in March 2005 as a member of the Equity team. Prior to joining First National, he worked for Principal

40

Global Investors in Des Moines, Iowa as an equity analyst and portfolio manager. Mike received his Bachelor of Science degree in Business Administration from the University of Nebraska at Lincoln in 1992 and his Masters of Business Administration degree from Drake University in 1995. Mike was awarded the Chartered Financial Analyst designation in 1997 and is a member of the CFA Institute and the CFA Society of Nebraska.
Short-Intermediate Bond Fund and Income Fund
•	Ronald Horner, Vice President, Head of Fixed Income Strategy. Ronald serves as the head of the Fixed Income strategy team in the First Investment Group for First National Bank. Ron has nearly 20 years of industry experience, including 18 years of experience with Commercial Federal Bank, most recently serving over seven years as Investment Portfolio Manager and Secondary Marketing Manager. Ron joined First National Bank in 2006. He received his BS in Business Administration from Creighton University and his MBA from the University of Nebraska at Omaha.

•	Michael Hansen, CFA, Vice President, Portfolio Manager. With nearly 18 years of industry experience, Mike has been with First National Bank since 1997. Michael’s previous experience includes seven years with the Nebraska Investment Council, where he managed fixed income portfolios for the State Retirement System and departmental operating funds. He is a Chartered Financial Analyst and a member of the CFA Institute and the CFA Society of Nebraska. Mike received his BS in Business Administration with an emphasis in finance from the University of Nebraska at Lincoln in 1988.

•	Travis Nordstrom, CFA, Investment Officer, Portfolio Manager. With nearly 10 years of industry experience, Travis joined First National Bank in 2000 and was later promoted to Portfolio Manager. Prior to joining First National, he worked at Commerzbank AG, in Frankfurt, Germany. He is a Chartered Financial Analyst and a member of the CFA Institute and the CFA Society of Nebraska. Travis studied financial economics on a Fulbright Scholarship in Frankfurt, Germany. He received his BS in Economics from Nebraska Wesleyan University and MBA in Economics from the University of Nebraska at Omaha.
International Equity Fund (sub-advised by KBCAM)
•	Geoffrey Randells, Head of Equities, Dublin. Geoffrey has been in the investment services industry since 1987 and joined KBCAM in 2005. His previous experience includes Director of Asia Pacific Equities at CIN Management, London and Executive Director/ Head of Asia Pacific and Japanese Equities at NPI Asset Management, London. He has spent the last number of years as Head of Global Equities at Philips, Hager & North, Vancouver, Canada. Geoffrey holds a B.SC in Mathematics and M.SC. in Statistics from the University of London (Imperial College) and is a fellow of the Institute of Actuaries.
Large Cap Growth Fund (sub-advised by Riverbridge)
•	Philip W. Dobrzynski, CFA, CPA, CFP», Principal, Research Analsys. Phil Dobrzynski has been in the industry since 1998 and brings a spectrum of financial and investment industry background and talents to Riverbridge clients. He is a Chartered Financial Analyst, a Certified Public Accountant with six years of experience in public accounting, and holds a Certified Financial PlannerTM certification. He has been an Adjunct Professor for the Financial Planning Program, Minnesota State University at Mankato. Phil joined Riverbridge Partners in May 1998. He is a member of the Investment Team where he is responsible for securities analysis across all industry sectors. He began his career with Arthur Andersen & Company. Before joining the staff at Riverbridge Partners, Phil worked for Tyler, Simms & St. Sauveur, Certified Public Accounts, as an audit and tax supervisor. Phil received his BS degree in Accounting from Pennsylvania State University and his MBA from the University Of Minnesota Carlson School Of Management. Phil is a member of the CFA Institute; the CFA Society of Minnesota; the American Institute of Certified Public Accountants (AICPA); the Financial Planning Association (FPA); and the Financial Planning Association of Minnesota.

•	Dana L. Feick, CFA, Principal, Research Analyst. Dana Feick has been in the financial services industry since 1986. As a member of the Investment Team, he is responsible for securities analysis across all industry sectors and for portfolio management of the Eco Leaders Portfolio. Dana joined the Riverbridge Partners team in January 1992. Dana began his investment career at IDS Financial Corporation, now Ameriprise Financial Services, Inc. He was a Research Associate in the IDS Growth Spectrum Advisors division that manages small cap funds for institutions; Dana was responsible for small cap growth stock research across all industries. Dana was also a Research Analyst for the IDS Investment

41

PROSPECTUS
First Focus FundsSM (continued)
Research division where he was responsible for a variety of industries. He graduated with distinction from the University Of Minnesota School Of Management where he received a BSB in Finance. Dana received his Chartered Financial Analyst (CFA) certificate in 1990.

•	Rick D. Moulton, CFA, Principal, Research Analyst & Chief Compliance Officer. Rick Moulton has been in the investment services industry since 1989 and has contributed his many talents to Riverbridge Partners since May 1991. He is a member of the Investment Team and is responsible for securities analysis and company research across all industry sectors. Rick is also a client relationship manager for our institutional clients and intermediaries. Additionally, he leads the compliance, operations and trading efforts at Riverbridge and is active in marketing efforts. Prior to joining Riverbridge Partners, he worked for Dain Bosworth, Inc. as an IRA/ Margin Generalist. Rick graduated from the University Of Minnesota Carlson School Of Management where he received a BSB in Finance. Rick is a Chartered Financial Analyst. He is a member of the CFA Institute and the CFA Society of Minnesota.

•	Mark A. Thompson, Principal, Chief Investment Officer. Mark Thompson has been in the financial services industry since 1982 and co-founded Riverbridge Partners in July of 1987, shortly before the market crashed. When many investors were running from the market, Mark’s passionate belief in long-term investing in growth companies of value prevailed and this tenet has been the guiding principle of the firm ever since. As Chief Investment Officer, he is responsible for coordinating the efforts of the Investment Team and overall portfolio compliance to Riverbridge Partners investment disciplines. He has played a significant role in the development and growth of Riverbridge Partners. Prior to founding Riverbridge, Mark was employed with IDS Financial Corp. — now Ameriprise Financial Services, Inc. — where he was responsible for investment research and an associate portfolio manager of the IDS New Dimensions Fund. Mark is a graduate of the University Of Minnesota Carlson School Of Management with a BSB in Finance. He is a member of the CFA Institute and the CFA Society of Minnesota.

•	David A. Webb, CFA, Research Analyst. David Webb has been in the financial services industry since 2000 and began his career at Riverbridge in 2004 as an Investment Intern while a full time MBA student at the Carlson School of Management at the University of Minnesota. Upon his graduation, David joined the Riverbridge Investment Team as a Research Analyst. Prior to graduate school, he worked as an equity research analyst for a top-ranked research team at Robert W. Baird & Company at their headquarters in Milwaukee, Wisconsin. David graduated with distinction from the University of Wisconsin at Madison with degrees in Real Estate & Urban Land Economics, and Finance, Investment, & Banking. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Minnesota.

42

Portfolio Management Team — Tributary
The following people are primarily responsible for day-today management of the Funds advised by Tributary.
Balanced Fund and the Growth Opportunities Fund
•	David C. Jordan, CFA, Senior Portfolio Manager. David develops and implements investment strategy and policy for Tributary Capital Management. David has been managing institutional and individual investment portfolios for over 21 years. Before joining Tributary’s staff he managed investments at the predecessors to Bank One Investment Advisors, Key Trust of the Northwest and Wells Fargo Denver. He has a bachelor’s degree in Finance from the Business School at the University of Colorado. He holds the Chartered Financial Analyst designation and is a member of the Chartered Financial Analyst Institute, as well as the Denver Society of Security Analysts.

•	Kurt Spieler, CFA, Managing Director. Kurt brings over 20 years of investment experience to his role as Managing Director at Tributary Capital Management. This experience includes over 16 years with Principal Financial Group in Des Moines, Iowa, where his role expanded from securities analyst to managing a highly successful emerging market portfolio and then being named the Head of International Equities with responsibilities for all global offerings. Most recently, Kurt was the President of his own company, Treis Capital, an asset management firm. Kurt earned his Bachelor of Business Administration in Accounting degree from Iowa State University and Master of Business Administration from Drake University. He achieved the designation of Chartered Financial Analyst in 1994 and is a member of the CFA Society of Colorado.

•	Charles Lauber, CFA, Portfolio Manager. Charles joined the Tributary Capital Management Team in 2006 and has 14 years of industry experience. Formerly, he worked as an Investment Manager for Koesten Hirschmann & Crabtree, Inc. in the Kansas City area. The majority of his industry experience has centered around small and mid cap equity analysis. Charles earned his Masters in Business Administration degree from the McCombs School of Business at the University of Texas. In 1997, he earned his designation as a Chartered Financial Analyst from the CFA Institute.
Additional information about each portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund managed by that portfolio manager is available in the Statement of Additional Information (“SAI”).
Fees
FNB receives an advisory fee from the six Funds it advises. Computed daily and paid monthly, the fee is a percent of each Fund’s average daily net assets at these annual rates:
•	Short-Intermediate Bond Fund: 0.50%

•	Income Fund: 0.60%

•	Core Equity Fund: 0.75%

•	Large Cap Growth Fund: 0.90%

•	Small Company Fund: 0.85%

•	International Equity Fund: 1.00%
Tributary receives an advisory fee from the two Funds it advises. Computed daily and paid monthly, the fee is a percentage of each Fund’s average daily net assets at these annual rates:
•	Balanced Fund: 0.75%

•	Growth Opportunities Fund: 0.75%
The Advisers may choose to waive all or some of their advisory fees, which will cause a Fund’s yield and total return to be higher than it would be without the waiver. The Advisers may end such waivers anytime and may not seek reimbursement.
A discussion regarding the basis for the Board of Directors’ approval of the Funds’ investment advisory agreements, including the sub-advisory agreements, is available in the semi-annual report for the period ended September 30, 2007, which is available at www.firstfocusfunds.com.
Other Service Providers
The Funds’ Board of Directors has appointed various parties to advise and administer the Funds.
Co-Administrators
Citi Fund Services, Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 53219, is Co-Administrator for each Fund, providing clerical, compliance, regulatory, accounting and other services.

43

PROSPECTUS
First Focus FundsSM (continued)
First National Bank also serves as Co-Administrator for each Fund, providing clerical, compliance, regulatory, accounting and other services.
Custodian and Transfer Agent
FNB in its capacity as Custodian provides for the safekeeping of the Funds’ assets except for the International Equity Fund, for which The Northern Trust Company acts as Custodian.
DST Systems, Inc., 210 W. 10th Street, Kansas City, MO 64105 is Transfer Agent, whose functions include disbursing dividends and other distributions.
All service providers receive fees. They may choose to waive some or all of their fees, which will cause the Funds’ returns to be higher than they would have been without the waiver.
Distributor
Northern Lights Distributors, LLC is the Distributor for the Funds.
Service Plan
The Company has adopted an Administrative Service Plan (the “Services Plan”) under which each Fund may enter into a Servicing Agreement to pay compensation to banks and other financial institutions that provide various administrative services for Shareholders (“Shareholder Servicing Agent”). Under the Services Plan, the fees will not exceed an annual rate of 0.25% of a Fund’s average daily net assets. Such Shareholder Servicing Agents may include the Advisers, their correspondent and affiliated banks, and the co-Administrators and their affiliates.
The Funds’ agreement with First National sets that Shareholder Servicing Agent’s service fee at the annual rate of 0.25% of the average aggregate net asset value of the Funds held during the period by customers for whom First National provided services under the Servicing Agreement.
First National may choose to waive some or all of this fee, which will cause a Fund’s total return and yield to be higher than without the waiver.
With respect to the Company’s Balanced Fund and Growth Opportunities Fund, the Company, Tributary, and Charles Schwab & Co. (“Schwab”) have entered into an agreement pursuant to which Schwab provides certain services to those Funds in connection with Schwab’s customers’ purchase of Shares of the Balanced and Growth Opportunities Funds through Schwab’s platform. Under the agreement, the Company, on behalf of the Balanced Fund and Growth Opportunities Fund, and Tributary jointly agreed to pay Schwab 0.40% of the value of the Fund Shares held by Schwab’s customers per month, subject to a minimum service fee. Under a separate fee apportionment agreement between Tributary and the Company, the Company, on behalf of the Balanced Fund and Growth Opportunities Fund, pays only 0.25% of Schwab’s fee; any remaining amount is paid by Tributary.

44

PROSPECTUS
First Focus FundsSM Financial Highlights
The following tables show you each Fund’s financial performance for the past five years, or if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. This information has been derived from financial statements audited by KPMG LLP, the Funds’ independent registered public accounting firm. Their report, along with the Funds’ financial statements, is included in the SAI, which is available upon request.
For a Share Outstanding

				Distributions to
		Investment Activities		Shareholders from:					Ratios/Supplemental Data
			Net Realized			Net						Net
	Net Asset		and Unrealized			Asset			Net Assets,			Investment
	Value,	Net	Gains	Net	Net Realized	Value,			End of	Expenses to		Income to		Expenses to
	Beginning	Investment	(Losses) on	Investment	Gains on	End of	Total		Period	Average Net		Average		Average Net	Portfolio
	of Period	Income	Investments	Income	Investments	Period	Return(a)		(000’s)	Assets(b)		Net Assets(b)		Assets(b)(e)	Turnover

Short-Intermediate Bond Fund
For the year ended March 31,
2008	$9.40	$0.41	$0.05	$(0.41)	$—	$9.45	5.01	%(d)	$50,299	0.82	%(c)	4.33	%(c)	1.17%	68%
2007	9.35	0.35 (f)	0.11	(0.41)	—	9.40	5.07		47,306	0.89		3.78		1.13	70
2006	9.58	0.27	(0.09)	(0.41)	—	9.35	1.95		60,992	0.84		3.11		0.98	41
2005	10.09	0.30	(0.40)	(0.41)	—	9.58	(0.94)		67,666	0.87		2.92		1.01	73
2004	10.13	0.35	0.07	(0.46)	—	10.09	4.25		66,563	0.75		3.14		0.98	74

Income Fund
For the year ended March 31,
2008	$9.63	$0.46	$0.05	$(0.45)	$—	$9.69	5.27	%(d)	$59,117	0.71	%(c)	4.73	%(c)	1.29%	81%
2007	9.52	0.40	0.12	(0.41)	—	9.63	5.66		64,946	0.98		4.21		1.19	77
2006	9.79	0.35	(0.21)	(0.41)	—	9.52	1.38		54,045	1.02		3.70		1.09	85
2005	10.19	0.33	(0.32)	(0.41)	—	9.79	0.13		67,645	1.04		3.60		1.11	52
2004	10.27	0.35	0.07	(0.45)	(0.05)	10.19	4.25		95,321	0.89		3.27		1.08	103

Balanced Fund
For the year ended March 31,
2008	$14.69	$0.18	$(0.17)	$(0.18)	$(2.16)	$12.36	(0.55	)%(d)	$31,376	1.30	%(c)	1.32	%(c)	1.51%	83%
2007	14.14	0.12	0.57	(0.12)	(0.02)	14.69	4.83		33,659	1.33		0.84		1.45	60
2006	12.45	0.05	1.69	(0.05)	—	14.14	13.96		33,518	1.35		0.35		1.35	44
2005	11.62	0.08	0.83	(0.08)	—	12.45	7.83		27,227	0.99		0.62		1.38	72
2004	9.02	0.08	2.60	(0.08)	—	11.62	29.80		28,088	1.07		0.81		1.33	74

Core Equity Fund
For the year ended March 31,
2008	$10.33	$0.09	$(0.32)	$(0.09)	$(1.29)	$8.72	(3.25	)%(d)	$95,746	1.18	%(c)	0.87	%(c)	1.39%	31%
2007	10.45	0.11	1.24	(0.11)	(1.36)	10.33	13.09		108,580	1.22		1.06		1.32	36
2006	10.26	0.09	1.04	(0.10)	(0.84)	10.45	11.43		101,387	1.20		0.88		1.20	18
2005	9.67	0.09	0.96	(0.09)	(0.37)	10.26	11.00		105,864	1.23		0.90		1.23	11
2004	7.51	0.09	2.16	(0.09)	—	9.67	30.11		114,746	1.11		1.05		1.19	10

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the year ended March 31, 2008, First National reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were, 0.06% for Short-Intermediate Bond Fund, 0.06% for Income Fund, 0.06% for Balanced Fund, and 0.06% for Core Equity Fund. See Note 8 in notes to financial statements.

(d)	During the year ended March 31, 2008, First National reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the total return was 0.06% for Short-Intermediate Bond Fund, 0.06% for Income Fund, 0.06% for Balanced Fund, and 0.06% for Core Equity Fund. See Note 8 in notes to financial statements.

(e)	Ratios excluding waivers and expenses paid indirectly. Voluntary waivers may be stopped at any time.

(f)	Per share data calculated using average share method.

45

PROSPECTUS
First Focus FundsSM Financial Highlights (continued)

			Distributions to
	Investment Activities		Shareholders from:						Ratios/Supplemental Data
			Net Realized
			and Unrealized									Net
			Gains		Net Realized	Net						Investment
	Net Asset	Net	(Losses) on		Gains on	Asset			Net Assets,			Income (Loss)
	Value,	Investment	Investments	Net	Investments	Value,			End of	Expenses to		to		Expenses to
	Beginning	Income	and Foreign	Investment	and Foreign	End of	Total		Period	Average Net		Average		Average Net	Portfolio
	of Period	(Loss)	Currency	Income	Currency	Period	Return(a)		(000’s)	Assets(b)		Net Assets(b)		Assets(b)(e)	Turnover

Large Cap Growth Fund
For the period ended March 31,
2008(f)	$10.00	$ — (g )	$(1.40)	$—	$—	$8.60	(14.00)%		$23,509	1.95%		0.03%		2.41%	6%

Growth Opportunities Fund
For the year ended March 31,
2008	$15.21	$(0.02)	$(0.69)	$(0.05)	$(1.29)	$13.16	(5.50)	%(d)	$69,135	1.20	%(c)	(0.17)	%(c)	1.42%	73%
2007	16.12	(0.02)	0.81	—	(1.70)	15.21	5.31		70,521	1.26		(0.15)		1.37	51
2006	15.00	(0.09)	2.95	—	(1.74)	16.12	20.03		70,211	1.24		(0.56)		1.24	28
2005	13.64	(0.06)	1.42	—	—	15.00	9.97		78,371	0.99		(0.42)		1.25	47
2004	9.53	(0.05)	4.16	—	—	13.64	43.14		73,899	1.01		(0.44)		1.10	55

Small Company Fund
For the year ended March 31,
2008	$19.47	$0.06	$(1.06)	$(0.06)	$(2.76)	$15.65	(5.87)	%(d)	$39,676	1.35	%(c)	0.37	%(c)	1.56%	27%
2007	20.08	0.08	1.77	(0.10)	(2.36)	19.47	9.56		45,845	1.38		0.41		1.48	31
2006	17.54	0.05	3.27	(0.05)	(0.73)	20.08	19.29		48,465	1.36		0.28		1.36	15
2005	17.18	0.02	0.50	(0.02)	(0.14)	17.54	3.00		45,709	1.39		0.13		1.39	6
2004	12.38	0.07	4.80	(0.07)		17.18	39.47		41,641	1.12		0.47		1.38	15

International Equity Fund
For the year ended March 31,
2008	$15.21	$0.16	$(0.78)	$(0.15)	$(1.51)	$12.93	(5.40)	%(d)	$93,782	1.41	%(c)	1.10	%(c)	1.72%	68%
2007	13.48	0.12	2.36	(0.15)	(0.60)	15.21	18.70		85,896	1.44		0.97		1.65	49
2006	11.20	0.09	3.36	(0.09)	(1.08)	13.48	32.12		51,495	1.51		0.85		1.61	51
2005	11.23	0.05	0.83	(0.03)	(0.88)	11.20	7.96		32,307	1.59		0.59		1.69	145
2004	7.44	0.06	3.77	(0.04)	—	11.23	51.48		23,486	1.51		0.58		1.66	103

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the year ended March 31, 2008, First National reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio and net income ratio were, 0.07% for Growth Opportunities Fund, 0.06% for Small Company Fund, and 0.06% for International Equity Fund. See Note 8 in notes to financial statements.

(d)	During the year ended March 31, 2008, First National reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the total return was 0.06% for Growth Opportunities Fund, 0.06% for Small Company Fund, and 0.06% for International Equity Fund. See Note 8 in notes to financial statements.

(e)	Ratios excluding waivers and expenses paid indirectly. Voluntary waivers may be stopped at any time. (f) Commenced operations on July 5, 2007.

(f)	Commenced operations on July 5, 2007.

(g)	Amount rounds to less than $0.005 per share.

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First Focus Funds Privacy Policy
Our Commitment to You
We are bound by a privacy policy that requires us to treat private information as confidential. We will continue to protect the privacy of the information you share with us. Specific procedures have been developed to safeguard your private information and comply with government standards.
Serving Your Needs
In order to open your First Focus Funds account and provide you with high quality services, we need to know certain kinds of information. We collect non-public personal information about you from the following sources:
•	Information we receive from you on applications and other forms such as your name, address, phone number, social security number and personal financial information.

•	Information about your transactions and account experience with us, such as your holdings and trades.
Safeguarding Your Information
Our privacy policy safeguards the information that you have entrusted to us. Keeping your personal information secure is one of our most important responsibilities. All of the persons and companies that we retain to deal with your account are held accountable for adhering to strict standards to prevent misuse of your personal information. We safeguard your information in the following ways:
•	Generally, access to information about you is restricted to individuals using it to maintain your account and act on your request for additional services.

•	We, and the service providers that work for us, maintain security standards and procedures designed to protect customer information and to prevent unauthorized access to such information.
Sharing Information With Others
In the course of conducting business and maintaining your account we may share customer information, as allowed by law, with our affiliated companies and with other service providers, including broker-dealers, custodians, transfer agents and marketing consultants. Each of these companies is required to agree to strictly safeguard the confidentiality of our customer information. There may be times when we provide information to federal, state or local authorities as required by law. We may also share information with nonaffiliated third parties if we have your consent, such as when you request it or you ask us to process a transaction that requires us to do so.
We appreciate the trust you have placed in First Focus Funds. We, in turn, respect your desire for privacy and we will work hard to keep your personal information confidential.
Not Part of the Prospectus
49

For more information on the Funds, ask for a free copy of the following: Statement of Additional Information (SAI).
The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference, which means it is legally considered part of this Prospectus. It contains more details on all aspects of the Funds.
Annual/Semi-Annual Reports.
These reports describe the Funds’ performance, list portfolio holdings and include financial statements. The Annual Report contains a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.
To obtain information:
By phone
Call 1-800-662-4203
By mail Write to: First Focus Funds Service Center P.O. Box 219022 Kansas City, MO 64121-9022
On the web www.firstfocusfunds.com You can review and copy information about First Focus Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. You can call 1-202-551-8090 for information on the operations of the Public Reference Room. Reports and other information about First Focus Funds are also available at the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing to the address below or by electronic request to publicinfo@sec.gov.
Public Reference Section Securities and Exchange Commission Washington, D.C. 20549-0102
SEC File Number 811-8846
FFF-PS-001-070

First Focus Short-Intermediate Bond Fund
First Focus Income Fund
First Focus Balanced Fund
First Focus Core Equity Fund
First Focus Large Cap Growth Fund
First Focus Growth Opportunities Fund
First Focus Small Company Fund
First Focus International Equity Fund
Each a Separate Investment Portfolio of
FIRST FOCUS FUNDS, INC.
Statement of Additional Information
August 1, 2008
This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Prospectus (the “Prospectus”) of First Focus Short-Intermediate Bond Fund (the “Short-Intermediate Fund”), First Focus Income Fund (the “Income Fund”), First Focus Balanced Fund (the “Balanced Fund”), First Focus Core Equity Fund (the “Equity Fund”), First Focus Large Cap Growth Fund (the “Large Cap Fund”), First Focus Growth Opportunities Fund (the “Growth Fund”), First Focus Small Company Fund (the “Small Company Fund”), and First Focus International Equity Fund (the “International Fund”) (collectively referred to as the “Funds” and singly, a “Fund”). The Prospectus for the Funds is dated August 1, 2008. The Funds are each separate investment portfolios of First Focus Funds, Inc. This SAI is incorporated in its entirety into the Prospectus. No investment in Shares of a Fund should be made without first reading such Fund’s Prospectus. The financial statements and related report of the Independent Registered Public Accounting Firm included in the Funds’ annual report for the fiscal year ended March 31, 2008 are incorporated by reference into this SAI. Copies of the Prospectus or Annual Report may be obtained, free of charge, by writing to the Company at P.O. Box 219022, Kansas City, Missouri, 64141-6022, or by telephoning toll free (800) 662-4203. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

STATEMENT OF ADDITIONAL INFORMATION
THE COMPANY
     First Focus Funds, Inc. (the “Company”), a Nebraska corporation organized on October 12, 1994, is an open-end management investment company which currently offers eight investment portfolios identified on the first page of this SAI. Each Fund is a diversified fund, which means that, with respect to 75% of the Fund’s total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer.
INVESTMENT OBJECTIVES, POLICIES, AND RISKS
Additional Information on Portfolio Instruments
     The following policies supplement the investment objective, policies and risks of each Fund as set forth in the Prospectus for the Funds.
     Bank Obligations. Each Fund may invest in bank obligations such as bankers’ acceptances, certificates of deposit, and demand and time deposits.
     Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument upon its maturity. Bankers’ acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).
     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. The Funds may invest in certificates of deposit and demand and time deposits of domestic and foreign banks and savings and loan associations, if (i) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (ii) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (“FDIC”).
     The Funds may also invest in Eurodollar Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian Time Deposits, which are basically the same as ETDs, except they are issued by Canadian offices of major Canadian banks.
     Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.
     Each Fund may invest in “investment grade” domestic and foreign commercial paper. For a complete explanation of “investment grade” commercial paper, please see Appendix A to this SAI. In general, investment in lower-rated instruments is more risky than investment in instruments in higher rated categories. The Funds may also invest in Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.
     Variable Amount Master Demand Notes. Variable amount master demand notes, in which each of the Funds except that International Fund may invest, are unsecured demand notes that permit the underlying debt to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. A Fund’s investment adviser or sub-adviser (each an “Adviser” and, collectively, the “Advisers”) will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand. No Fund will invest more than 5% of its assets in such securities.

     Master Limited Partnerships. A Master Limited Partnership (“MLP”) is a limited partnership, the interests of which are freely traded on an established market, and which receives special tax treatment as a partnership under the Internal Revenue Code (the “Code”). To qualify as an MLP, at least 90% of its income must be from qualifying sources such as exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. The general partner of the MLP is usually structured as a private or public corporation (often in the energy or real estate industries), an investment fund or other type of entity. The general partner typically controls the operations and management of the partnership while each limited partner (with limited control and voting rights) provides capital investment and receives income distributions from its operations. Unlike shareholders in a corporation, MLP limited partners do not elect directors annually. In the event of liquidation, holders of common limited partnership units of MLPs usually have first rights to the MLP’s remaining assets after bondholders, other debt holders, and any preferred unit holders have been paid in full.
     Limited partnerships are “pass through” entities and do not pay U.S. federal income tax at the entity level. Therefore, more income may be available for distributions, as compared to the corporate structure. MLP partnerships are usually structured in ways that provide financial incentives to the general partner to streamline expenses, increase capital expenditures, increase cash flows and pay distributions. The general partner and each limited partner are each responsible for their respective proportionate share of income, gains, losses and deductions, even if the MLP does not pay a cash distribution. Accordingly, there is a risk that a Fund could be liable for MLP-related tax in respect to its share of the MLP’s gains, even though the MLP did not make a distribution of cash to the Fund. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate, which would reduce the amount of cash available for distributions, and the distributions a Fund receives could be taxed entirely as dividend income. Historically, because many MLPs have pursued aggressive acquisition activities, a significant portion of income from such MLPs has been offset by tax deductions. If an MLP in which a Fund invests previously engaged in such acquisition activity and then significantly reduced such activity, such MLP’s accelerated depreciation (generated by the new acquisitions) would be reduced, which could result in an increase in a Fund’s tax liability respecting its investment in the MLP. Each Fund may invest up to 5% of its net assets in units of MLPs which are publicly listed and traded on U.S. or Global securities exchanges.
     The risk of investing in a limited partnership is different than investing in other types of equity securities. Holders of limited partnership interests generally have less control and rights respecting the partnership’s operations, as compared to shareholders in a corporation. There are also potential conflicts of interest that may arise between the limited partners and the general partner. Furthermore, changes in the tax code or a determination by the Internal Revenue Service (“IRS”) that the partnership must be taxed as a corporation would eliminate the flow-through taxation benefits of a partnership.
     Foreign Investments. Each Fund may invest in foreign securities either directly or through the purchase of sponsored or unsponsored depository receipts, including American Depository Receipts (“ADRs”), Continental Depository Receipts (“CDRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”). The Short-Intermediate Fund, Income Fund, Balanced Fund, Equity Fund, Growth Fund and Small Company Fund may each invest up to 10% of its assets in foreign securities either directly or through the purchase of sponsored and unsponsored ADRs. The Large Cap Fund may invest up to 20% of its assets in foreign securities either directly or through the purchase of sponsored and unsponsored ADRs. The [•International?] Fund may up to 20% of its assets in foreign securities either directly or through the purchase of sponsored and unsponsored ADRs.
     Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. An “emerging country” is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently in excess of 100 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.
     ADRs are securities, typically issued by a U.S. financial institution (a “depository”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. Generally, ADRs are designed for trading in the U.S. securities market, and may be available for investment through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt’s underlying security. Holders of an unsponsored depository receipt generally bear all the costs of the unsponsored facility. Unsponsored depository receipts may be less liquid than sponsored ones, and there may be less information available regarding the underlying foreign issuer for the unsponsored depository receipt. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.
     Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including ADRs, investment companies that invest in foreign securities and securities purchased on foreign securities exchanges, may subject the Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include trade balances and imbalances, and related economic policies, future adverse political, economic, and social developments, possible imposition of withholding taxes on interest and dividend income, possible seizure, nationalization, or expropriation of foreign investments or deposits, currency blockage, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers, and securities markets in foreign countries may be structured differently from and may not be as liquid as the U.S. markets. Where purchases of foreign securities are made in foreign currencies, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar.
     Investments in emerging markets involve even greater risks such as immature economic structures and legal systems which may not be totally developed. The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of GNP, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.
     Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.
     Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of a Fund’s investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.
     Funds that invest in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).
     Fixed Income Securities. Each of the Funds may invest in fixed income securities. With the exception of the Short Intermediate Bond Fund and Income Fund, any fixed income securities in which any of these Funds invest will be “investment grade.” The Short Intermediate Bond Fund and the Income Fund may invest up to 20% of their respective assets in fixed-income securities rated below investment grade, but no lower than a B rating by a nationally recognized statistical rating organization (“NRSRO”). For a complete explanation of “investment grade” fixed income securities, please see Appendix A to this SAI.
     U.S. Government Obligations. Each of the Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including bills, notes and bonds issued by the U.S. Treasury.
     Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government, such as those of the Government National Mortgage Association (“GNMA”) and the Export Import Bank of the United

States; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal Home Loan Banks, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Each of the Funds may invest in the obligations of such agencies or instrumentalities only when the Funds’ Advisers believe that the associated credit risk is minimal.
     Municipal Securities. Municipal securities are debt obligations issued by a state, its political subdivisions, municipalities, agencies and authorities issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, the purchase of street maintenance and firefighting equipment, or any authorized corporate purpose of the issuer except for the payment of current expenses. In addition, certain types of industrial development and other revenue bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Other types of industrial development bonds, the proceeds of which are used for the construction, equipping, repair or improvement of privately operated industrial, commercial or office facilities, constitute municipal securities, although current federal income tax laws place substantial limitations on the size of such issues.
     Mortgage-Related Securities. The Short-Intermediate Fund, the Income Fund and the Balanced Fund may, consistent with their respective investment objective and policies, invest in mortgage-related securities.
     Mortgage-related securities, for purposes of such Funds’ Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the GNMA and government related organizations such as the FNMA and the FHLMC, as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return to the Short-Intermediate Fund, Income Fund, and the Balanced Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.
     These Funds may also invest in mortgage-related securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans. Mortgage related securities will be purchased by a Fund only if rated at purchase BBB or better by Standard & Poor’s Corporation (“S&P”), Baa or better by Moody’s Investor Service, Inc. (“Moody’s”), or the equivalent rating or better by an NRSRO, or if unrated, considered by the Fund’s Adviser to present attractive opportunities and to be of comparable quality.
     There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. government. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the U.S. government. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCS”). The FHLMC is a corporate instrumentality of the U.S. government, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the U.S. government or by any Federal Home Loan Banks and do not constitute a debt or obligation of the U.S. government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
     As stated in the Prospectus, also included among the mortgage-related securities that such Funds may purchase are collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). Certain CMOs and REMICs are issued by private issuers. Such securities may be eligible for purchase by the Short-Intermediate Fund, Income Fund, and Balanced Fund if: (i) the issuer has obtained an exemptive order from the Securities and Exchange Commission (“SEC”) regarding purchases by investment companies of equity interests of other investment companies, or (ii) such purchase is within the limitations imposed by Section 12 of the Investment Company Act of 1940, as amended (the “1940 Act”).
     Certain debt securities such as, but not limited to, mortgage-backed securities, CMOs, asset-backed securities and securitized loan receivables, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of compliance with stated maturity policies and calculation of a Fund’s weighted average maturity, the effective maturity of such securities will be used. Depending upon the prevailing market conditions, these Funds’ Advisers may cause a Fund to purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, these Funds’ Advisers will consider many factors other than current yield, including the preservation of capital, maturity and yield to maturity.
     Other Asset-Backed Securities. The Short-Intermediate Fund, Income Fund and Balanced Fund may also invest in interests in pools of receivables, such as motor vehicle installment purchase obligations (known as Certificates of Automobile Receivables or CARs) and credit card receivables (known as Certificates of Amortizing Revolving Debts or CARDs). Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.
     Such securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. Asset-backed securities may be purchased by the Short-Intermediate Fund, Income Fund, or Balanced Fund only when rated BBB or better by S&P, Baa or better by Moody’s, or the equivalent rating or better by an NRSRO, or if unrated, considered by the Fund’s Adviser to be of comparable quality.
     Asset-backed securities held by the Short-Intermediate Fund, Income Fund or Balanced Fund arise through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.
     The estimated life of an asset-backed security may vary with the prepayment experience of the underlying debt instruments. The rate of such prepayments, and hence the life of an asset-backed security, will be a function of current market interest rates and other economic and demographic factors. Since prepayment experience can vary, asset-backed securities may be a less effective vehicle for locking in high long-term yields. None of these Funds will invest more than 5% of its assets in such other asset-backed securities.
     Hedging Instruments The Income Fund and Short-Intermediate Bond Fund may, consistent with their respective investment objective and policies, invest in hedging instruments.
     Options. To the extent indicated in the Prospectus, such Funds may, consistent with their investment objectives and policies, use options on securities and securities indexes to reduce the risks associated with the types of securities in which each is authorized to invest and/or in anticipation of future purchases, including to achieve market exposure, pending direct investment in securities. A Fund may use options only in a manner consistent with its investment objective and policies and may not invest more than 10% of its total assets in option purchases. Options may be used only for the purpose of reducing investment risk and not for speculative purposes. The following discussion sets forth certain information relating to the types of options that the Funds may use, together with the risks that may be associated with their use.
     About Options on Securities. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option period, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option period, to buy the underlying security at the exercise price. Options may be based on a security, a securities index or a currency. Options on securities are generally settled by delivery of the underlying security whereas options on a securities index or currency are settled in cash. Options may be traded on an exchange or in the over-the-counter markets.
     Options Purchases. Call options on securities may be purchased in order to fix the cost of a future purchase. In addition, call options may be used as a means of participating in an anticipated advance of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the amount of loss, if any, to the amount of the option premium paid. Conversely, if the market price of the underlying security rises and the call is exercised or sold at a profit, that profit will be reduced by the amount initially paid for the call.
     Put options may be purchased in order to hedge against a decline in market value of a security held by the purchasing Fund. The put effectively guarantees that the underlying security can be sold at the predetermined exercise price, even if that price is greater than the market value at the time of exercise. If the market price of the underlying security increases, the profit realized on the eventual sale of the security will be reduced by the premium paid for the put option. Put options may also be purchased on a security that is not held by the purchasing Fund in anticipation of a price decline in the underlying security. In the event the market value of such security declines below the designated exercise price of the put, the purchasing Fund would then be able to acquire the underlying security at the market price and exercise its put option, thus realizing a profit. In order for this strategy to be successful, however, the market price of the underlying security must decline so that the difference between the exercise price and the market price is greater than the option premium paid.
     Option Writing. Call options may be written (sold) by such Funds. Generally, calls will be written only when, in the opinion of a Fund’s Adviser, the call premium received, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the call, will be greater than the appreciation in the price of the underlying security.
     Put options may also be written. This strategy will generally be used when it is anticipated that the market value of the underlying security will remain higher than the exercise price of the put option or when a temporary decrease in the market value of the underlying security is anticipated and, in the view of a Fund’s Adviser, it would not be appropriate to acquire the underlying security. If the market price of the underlying security rises or stays above the exercise price, it can be expected that the purchaser of the put will not exercise the option and a profit, in the amount of the premium received for the put, will be realized by the writer of the put. However, if the market price of the underlying security declines or stays below the exercise price, the put option may be exercised and the Fund that sold the put will be obligated to purchase the underlying security at a price that may be higher than its current market value. All option writing strategies will be employed only if the option is “covered.” For this purpose, “covered” means that, so long as the Fund that has written (sold) the option is obligated as the writer of a call option, it will (i) own the security underlying the option; or (ii) hold on a share-for-share basis a call on the same security, the exercise price of which is equal to or less than the exercise price of the call written. In the case of a put option, the Fund that has written (sold) the put option will (iii) maintain cash or cash equivalents in an amount equal to or greater than the exercise price; or (iv) hold on a share-for share basis, a put on the same security as the put written provided that the exercise price of the put held is equal to or greater than the exercise price of the put written.
     Options on Securities Indices. Options on securities indices may by used in much the same manner as options on securities. Index options may serve as a hedge against overall fluctuations in the securities markets or market sectors, rather than anticipated increases or decreases in the value of a particular security. Thus, the effectiveness of techniques using stock index options will depend on the extent to which price movements in the securities index selected correlate with price movements of the Fund to be hedged. Options on stock indices are settled exclusively in cash.

     Risk Factors Relating to the Use of Options Strategies. The premium paid or received with respect to an option position will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. Moreover, the successful use of options as a hedging strategy depends upon the ability to forecast the direction of market fluctuations in the underlying securities, or in the case of index options, in the market sector represented by the index selected.
     Under normal circumstances, options traded on one or more of the several recognized options exchanges may be closed by effecting a “closing purchase transaction” (i.e., by purchasing an identical option with respect to the underlying security in the case of options written and by selling an identical option on the underlying security in the case of options purchased). A closing purchase transaction will effectively cancel an option position, thus permitting profits to be realized on the position, to prevent an underlying security from being called from, or put to, the writer of the option or, in the case of a call option, to permit the sale of the underlying security. A profit or loss may be realized from a closing purchase transaction, depending on whether the overall cost of the closing transaction (including the price of the option and actual transaction costs) is less or more than the premium received from the writing of the option. It should be noted that in the event a loss is incurred in a closing purchase transaction, that loss may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of an option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security held. Options will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. Options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or a closing purchase transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.
     Futures Contracts and Related Instruments. To the extent indicated in the Prospectus, the Income and Short-Intermediate Funds may use futures contracts and options on futures contracts to reduce the risks associated with the types of securities in which each is authorized to invest and/or in anticipation of future purchases. A Fund may invest in futures-related instruments only for hedging purposes and not for speculation and only in a manner consistent with its investment objective and policies. The following discussion sets forth certain information relating to the types of futures contracts that the Funds may use, together with the risks that may be associated with their use.
     About Futures Contracts and Options on Futures Contracts. A futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of the specified type of security or currency called for in the contract at a specified future time and at a specified price. In practice, however, contracts relating to financial instruments or currencies are closed out through the use of closing purchase transactions before the settlement date and without delivery or the underlying security or currency. In the case of futures contracts based on a securities index, the contract provides for “delivery” of an amount of cash equal to the dollar amount specified multiplied by the difference between the value of the underlying index on the settlement date and the price at which the contract was originally fixed.
     Stock Index Futures Contracts. The Income and Short-Intermediate Funds may sell stock index futures contracts in anticipation of a general market or market sector decline that may adversely affect the market values of securities held. To the extent that securities held correlate with the index underlying the contract, the sale of futures contracts on that index could reduce the risk associated with a market decline. Where a significant market or market sector advance is anticipated, the purchase of a stock index futures contract may afford a hedge against not participating in such advance at a time when a Fund is not fully invested. This strategy would serve as a temporary substitute for the purchase of individual stocks which may later be purchased in an orderly fashion. Generally, as such purchases are made, positions in stock index futures contracts representing equivalent securities would be liquidated.
     Futures Contracts on Debt Securities. Futures contracts on debt securities, often referred to as “interest rate futures,” obligate the seller to deliver a specific type of debt security called for in the contract, at a specified future time. A public market now exists for futures contracts covering a number of debt securities, including long-term U.S. Treasury bonds, ten-year U.S. Treasury notes, and three-month U.S. Treasury bills, and additional futures contracts based on other debt securities or indices of debt securities may be developed in the future. Such contracts may be used to hedge against changes in the general level of interest rates. For example, a Fund may purchase such contracts when it wishes to defer a purchase of a longer-term bond because short-term yields are higher than long-term yields. Income would thus be earned on a short-term security and minimize the impact of all or part of an increase in the market price of the long-term debt security to be purchased in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the contract purchased by the Fund or avoided by taking delivery of the debt securities underlying the futures contract. Conversely, such a contract might be sold in order to continue to receive the income from a long-term debt security, while at the same time endeavoring to avoid part or all of any decline in market value of that security that would occur with an increase in interest rates. If interest rates did rise, a decline in the value of the debt security would be substantially offset by an increase in the value of the futures contract sold.
     Options on Futures Contracts. An option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the period of the option. The risk of loss associated with the purchase of an option on a futures contract is limited to the premium paid for the option, plus transaction cost. The seller of an option on a futures contract is obligated to a broker for the payment of initial and variation margin in amounts that depend on the nature of the underlying futures contract, the current market value of the option, and other futures positions held by the Fund. Upon exercise of the option, the option seller must deliver the underlying futures position to the holder of the option, together with the accumulated balance in the seller’s futures margin account that represents the amount by which the market price of the underlying futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option involved. If an option is exercised on the last trading day prior to the expiration date of the option, settlement will be made entirely in cash equal to the difference between the exercise price of the option and the value at the close of trading on the expiration date.
     Risk Considerations Relating to Futures Contracts and Related Instruments. Participants in the futures markets are subject to certain risks. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange): no secondary market exists for such contracts. In addition, there can be no assurance that a liquid market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of that portion of the securities being hedged, if any, may partially or completely offset losses on the futures contract.
     As noted above, there can be no assurance that price movements in the futures markets will correlate with the prices of the underlying securities positions. In particular, there may be an imperfect correlation between movements in the prices of futures contracts and the market value of the underlying securities positions being hedged. In addition, the market prices of futures contracts may be affected by factors other than interest rate changes and, as a result, even a correct forecast of interest rate trends might not result in a successful hedging strategy. If participants in the futures market elect to close out their contracts through offsetting transactions rather than by meeting margin deposit requirements, distortions in the normal relationship between debt securities and the futures markets could result. Price distortions could also result if investors in the futures markets opt to make or take delivery of the underlying securities rather than engage in closing transactions because such trend might result in a reduction in the liquidity of the futures market. In addition, an increase in the participation of speculators in the futures market could cause temporary price distortions.
     The risks associated with options on futures contracts are similar to those applicable to all options and are summarized above under the heading “Hedging Through the Use of Options: Risk Factors Relating to the Use of Options Strategies.” In addition, as is the case with futures contracts, there can be no assurance that (i) there will be a correlation between price movements in the options and those relating to the underlying securities; (ii) a liquid market for options held will exist at the time when a Fund may wish to effect a closing transaction; or (iii) predictions as to anticipated interest rate or other market trends on behalf of a Fund will be correct.
     Margin and Segregation Requirements Applicable to Futures Related Transactions. When a purchase or sale of a futures contract is made by a Fund, that Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund utilizing a futures contract would expect to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will value its open futures positions at market.

     When purchasing a futures contract, a Fund will maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U.S. government securities, or other highly liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund. When selling a futures contract, a Fund will similarly maintain liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a Fund with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Fund to purchase the same futures contract at a price no higher than the price of the contract written by that Fund (or at a higher price if the difference is maintained in liquid assets with the Company’s custodian).
     When selling a call option on a futures contract, a Fund will maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U. S. Government securities, or other highly liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.
     When selling a put option on a futures contract, the Fund will similarly maintain cash, U.S. government securities, or other highly liquid securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.
     Swap Agreements. The Income and Short-Intermediate Funds may enter into swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index. In the case of a credit default swap (“CDS”), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. These Funds may write (sell) and purchase put and call swap options.
     Certain swap agreements entered into by these Funds (but generally not CDSs) would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement would be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under such a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets to avoid any potential leveraging. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities. Other swap agreements, such as CDSs, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Funds will segregate assets necessary to meet any accrued payment obligations when it is the buyer of CDS. In cases where either Fund is a seller of a CDS, if the CDS is physically settled, the Fund will be required to segregate the full notional amount of the CDS.
     Because swap agreements are two party contracts and because they may have terms of greater than seven days, the “net amount” of a swap agreement may be considered to be illiquid. Moreover, the Funds bear the counterparty risk, i.e., risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will only enter into swap agreements with counterparties that meet the Funds’ standard of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Code may limit these Funds’ ability to use swap agreements.

     Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, the Fund will become obligated, upon exercise of the option, to the terms of the underlying agreement.
     The swaps market is a relatively new market and is largely unregulated. Most swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission (“CFTC”). It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
     As noted above, a Fund may enter into CDSs for investment purposes. If a Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to debt obligations. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.
     If a Fund is a buyer of a CDS contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund. If a Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.
     These Funds may enter into interest rate swaps. Interest rate swaps, in their most basic form, involve the exchange by a Fund with another party of their respective commitments to pay or receive interest. For example, a Fund might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same: to increase or decrease a Fund’s exposure to fluctuations in long-or short-term interest rates. For example, a Fund may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its Fund or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.
     The use of CDSs and interest rate swaps, like all swap agreements, is subject to certain risks. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
     These Funds may enter into total return swaps. Total return swaps are used either as substitutes for owning the physical securities that comprise a given market index or as a means of obtaining non-leveraged exposure in markets where no physical securities are available, such as an interest rate index. Total return refers to the payment (or receipt) of an index’s total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available.
     The Funds may enter into equity swaps. In an equity swap, payments on one or both sides are linked to the performance of equities or an equity index. Equity swaps are normally used to (i) initiate and maintain long or short equity exposures either in an index or a specific stock Fund; (ii) temporarily eliminate exposure to an equity Fund without disturbing the underlying equity position; or (iii) increase, reduce, or eliminate market exposure to a single issue or a narrow stock Fund or obtain greater diversification for a limited period of time without disturbing an underlying position.
     For purposes of applying these Funds’ investment policies and restrictions (as stated in the Prospectus and this SAI), swap agreements are generally valued by the Funds at market value. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

     Securities of Other Investment Companies. Each Fund may invest in securities issued by other investment companies as permitted by the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that such Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by that Fund and, therefore, will be borne directly by shareholders.
     Income Participation Loans. The Short-Intermediate Fund, Income Fund and Balanced Fund may make or acquire participations in privately-negotiated loans to borrowers. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured. Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.
     Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender. Such loans made by the Short-Intermediate Fund, Income Fund and Balanced Fund may have a demand provision permitting such Fund to require repayment within seven days. Participation in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are not readily marketable, they will be subject to the Fund’s 5% limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless such Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Company’s Board of Directors will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.
     The Short-Intermediate Fund, Income Fund and Balanced Fund will purchase income participation loans only if such instruments are, in the opinion of each Fund’s Adviser, of comparable quality to debt securities rated BBB or better by S&P, Baa or better by Moody’s, or the equivalent rating or better by an NRSRO. None of these Funds will invest more than 5% of its assets in such securities.
     Other Loans. In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral will be valued daily by the lending Fund’s Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. Loans are subject to termination by such Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. See the Funds’ Proxy Voting Policies and Procedures contained in Appendix B to this SAI. In the event the borrower would default in its obligations, such Fund bears the risk of delay in recovery of the portfolio securities and the loss of rights in the collateral. A Fund will enter into loan agreements only with broker-dealers, banks or other institutions that the Fund’s Adviser has determined are creditworthy under guidelines established by the Company’s Board of Directors.
     Repurchase Agreements. Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the FDIC and/or registered broker-dealers which the applicable Fund’s Adviser deems credit-worthy under guidelines approved by the Company’s Board of Directors, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements will be of the same type and quality as those in which such Fund may invest directly. The seller under a repurchase agreement will be required to continually maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest) plus the transaction costs, including loss of interest, that such Fund reasonably could expect to incur if the seller defaults. This requirement will be continually monitored by the Advisers of the Funds which are parties to these agreements, and if the seller were to default on its repurchase obligation or become insolvent, a Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by such Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Directors of the Company believes that, under the regular procedures normally in effect for custody of a Fund’s securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Company if presented with the question. Securities subject to repurchase agreements will be held by that Fund’s custodian or another qualified custodian or in the Federal Reserve/Treasury book entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.
     Reverse Repurchase Agreements. Each of the Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with that Fund’s investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities consistent with such Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest), and that Fund’s Adviser will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities and that the buyer may default on its obligation to sell such securities back to a Fund. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.
     Except as otherwise disclosed to the Shareholders of a Fund, the Company will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Advisers, the Company’s Administrator, or their affiliates, and will not give preference to the Advisers’ correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.
     Illiquid Securities. Each Fund may invest up to 5% of its net assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities (“Illiquid Securities”)), except the International Fund may invest up to 10% of its net assets in Illiquid Securities. The Board of Directors has the ultimate authority to determine which securities are liquid or illiquid for purposes of this limitation. Certain securities (“restricted securities”) exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (“Securities Act”) (securities that may be resold pursuant to Rule 144A or Regulation S under the Securities Act), may be considered liquid. The Board has delegated to the Advisers the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Directors has directed the Advisers to look to such factors as (i) the nature of the market for a security (including the institutional private or international resale market), (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in PORTAL Market), and (iv) other permissible relevant factors. Certain securities, such as repurchase obligations maturing in more than seven days, are currently considered illiquid.
     Restricted securities may be sold only in privately-negotiated or other exempt transactions, qualified non-U.S. transactions, such as under Regulation S, or in a public offering for which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, that Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors. If, through the appreciation of Illiquid Securities or the depreciation of liquid securities, a Fund is in a position where more than 5% (10% for the International Fund) of the value of its net assets is invested in illiquid assets, including restricted securities which are not readily marketable, that Fund will take such steps as it deems advisable, if any, to reduce the percentage of such securities to 5% (10% for the International Fund) or less of the value of its net assets.
     Temporary Defensive Positions. During temporary defensive periods as determined by the Advisers, as appropriate, each Fund may hold up to 100% of its total assets in high-quality short-term obligations including domestic bank certificates of deposit, bankers’ acceptances, repurchase agreements secured by bank instruments, treasury securities, government issued securities and money market securities. To the extent that a Fund invests in these obligations, such Fund may not achieve its investment objective.
     Over-the-Counter Market. The Balanced Fund, Equity Fund, Growth Fund, Small Company Fund, International Fund and Large Cap Fund may each invest in common stocks, some of which will be traded in the over-the-counter market. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility which limits trading activity to securities of companies which initially satisfy specified standards. Any security can be traded in the over-the-counter market as long as an individual or firm is willing to make a market in the security. Because there are no minimum requirements for a company’s assets or earnings or the number of its stockholders in order for its stock to be traded over-the-counter, there is great diversity in the size and profitability of companies whose stocks trade in this market, ranging from relatively small little-known companies to well-established corporations. When the Fund disposes of such a stock, it may have to offer the shares at a discount from recent prices or sell the shares in small lots over an extended period of time.
     Small and Medium Capitalization Companies. The Growth Fund, Small Company Fund and Large Cap Fund may invest in securities issued by companies with relatively smaller or medium capitalization. Securities issued by companies with relatively smaller market capitalizations in general present greater risks than securities issued by companies with larger market capitalization and may be subject to large, abrupt or erratic fluctuations in price due, in part, to such factors as the issuer’s dependence upon key personnel, the lack of internal resources, the inability to obtain funds from external sources, and dependence on a new product or service for which there is no firmly established market. Therefore, the net asset value of a Fund could be influenced by such price fluctuations in the securities of small-capitalization companies held by the Fund. An emphasis on appreciation and medium-capitalization companies may result in even greater risk than is inherent in other equity investment alternatives. These Funds will likely have somewhat greater volatility than the stock market generally, as measured by the S&P 500 Index.
     Under normal market conditions, the Small Company Fund will invest at least 80% of its total assets in common stocks and securities convertible into common stocks (such as convertible bonds, convertible preferred stocks, warrants, options and rights) issued by companies having small market capitalization, as defined in the Prospectus.
Investment Restrictions
     Fundamental Restrictions
     Each Fund’s investment objective is a fundamental policy and may not be changed without a vote of the holders of a majority of such Fund’s outstanding Shares. In addition, the following investment restrictions may be changed with respect to a particular Fund only by a vote of the majority of the outstanding Shares of that Fund (as defined under “ADDITIONAL INFORMATION – Vote of a Majority of the Outstanding Shares”).
     Each Fund will not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase: (i) more than 5% of the value of such Fund’s total assets would be invested in such issuer; or (ii) such Fund would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of a Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.
     Each of the Funds, except the International Fund, will not:
     1. Purchase any securities which would cause more than 25% of the value of a Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (iii) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.
     2. Borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of such Fund’s total assets at the time of its borrowing. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets.
     3. Make loans, except that each Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements as described above.
     The Short-Intermediate Fund, Income Fund, Balanced Fund, Equity Fund, Small Company Fund and Large Cap Fund may not:
     1. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;

     2. Engage in any short sales;
     3. Underwrite the securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of restricted securities;
     4. Purchase or sell commodities or commodities contracts, unless and until disclosed in the current Prospectus of the Funds; and
     5. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities are not prohibited by this restriction).
     The Growth Fund may not:
     1. Act as an underwriter or distributor of securities other than Shares of the Fund (to the extent permitted by the 1940 Act) except to the extent that the Fund’s participation as part of a group in bidding or by bidding alone, for the purchase of permissible investments directly from an issuer or selling shareholders for the Fund’s own portfolio may be deemed an underwriting, and except to the extent that the Fund may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities;
     2. Purchase or sell commodities or commodities contracts unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from engaging in transactions involving foreign currencies, futures contracts, options on futures contracts or options, or from investing in securities or other instruments backed by physical commodities); and
     3. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities are not prohibited by this restriction).
     The International Fund may not:
     1. Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to (i) investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, and (ii) repurchase agreements involving such securities.
     For purposes of this limitation (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; technology companies will be divided according to their respective product lines and services; (iii) supranational entities will be considered a separate industry; and (iv) asset-backed securities secured by distinct types of assets, such as truck and auto loan leases, credit card receivables and home equity loans, will each be considered a separate industry.
     2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.
     3. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.
     4. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.
     5. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.
     6. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

     Non-Fundamental Restrictions
     The following additional investment restrictions may be changed by the Board of Directors without the vote of a majority of the outstanding Shares of a Fund:
     Each Fund except for the International Fund may not:
     1. Purchase or otherwise acquire any securities if, as a result, more than 5% of that Fund’s net assets would be invested in securities that are illiquid.
     2. Purchase securities of other investment companies except (i) to the extent permitted by the 1940 Act and the rules, regulations and orders adopted thereunder, or (ii) in connection with a merger, consolidation, acquisition or reorganization.
     The Short-Intermediate Fund, Income Fund, Balanced Fund, Equity Fund and Small Company Fund may not:
     1. Purchase participations or direct interests in oil, gas or other mineral exploration or development programs (although investments by such Funds in marketable securities of companies engaged in such activities are not prohibited in this restriction);
     2. Purchase or retain the securities of an issuer if, to the knowledge of such Fund’s management, the officers or Directors of the Company, and the officers or Directors of First National of Nebraska, Inc., who each beneficially own more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.
     The Growth Fund may not:
     1. Purchase securities on margin (except to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities) or participate in a joint trading account; provided, however, the Fund may (i) purchase or sell futures contracts, (ii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts, (iii) write or invest in put or call options on securities and indexes, and (iv) engage in foreign currency transactions. (The “bunching” of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Growth Fund’s Adviser, Tributary Capital Management, LLC (“Tributary”), to save brokerage costs on average prices among them is not deemed to result in a securities trading account.);
     2. Acquire Illiquid Securities if, as a result of such investment, more than 5% of the Fund’s net assets (taken at market value at the time of each investment) would be invested in illiquid securities; and
     3. Engage in any short sales.
     The International Fund may not:
     1. Purchase or sell commodities or commodities contracts unless acquired as a result of ownership of securities or other instruments; and
     2. Purchase or hold Illiquid Securities (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 10% of its net assets would be invested in Illiquid Securities.
     If any percentage restriction described above (and in the Prospectus), except with respect to the limitation on borrowing, is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the asset will not constitute a violation of such restriction. However, should a change in net asset value or other external events cause a Fund’s investment in Illiquid Securities to exceed such Fund’s limit on its investments in such securities, that Fund will act to cause the aggregate amount of Illiquid Securities to come within such limit as soon as reasonably practicable. In such an event, however, a Fund would not be required to liquidate any portfolio securities where such Fund would suffer a loss on the sale of such securities.
     The International Fund has adopted a policy to invest at least 80% of its assets in equity securities. The International Fund will notify Shareholders 60 days prior to any change to this policy.
     A Fund will not invest more than 25% of its total assets in any industry.

     Over 25% of the municipal securities in a Fund’s portfolio may derive their payment from mortgage loans. Certain of these municipal securities in a Fund may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer’s boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities, as a result of events such as the sale of the mortgaged property, default condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption, in whole or in part, from such prepayments on mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. The redemption price of such issues may be more or less than the offering price of such bonds. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period or, in some cases, from the sale by the bond issuer of the mortgage loans. Failure of the originating financial institutions to make mortgage loans would be due principally to the interest rates on mortgage loans funded from other sources becoming competitive with the interest rates on the mortgage loans funded with the proceeds of the single family mortgage revenues available for the payment of the principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980 were issued under Section 103A of the Code, which Section contains certain ongoing requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case, the issuer of the bonds has agreed to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from federal income tax under existing laws and regulations. There can be no assurance that such ongoing requirements will be met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance.
     Certain of the municipal securities in a Fund’s portfolio may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under federal and state programs. Like single family mortgage revenue bends, multi-family mortgage revenue bonds are subject to redemption and call features, including extraordinary mandatory redemption features, upon prepayment, sale or non-origination of mortgage loans as well as upon the occurrence of other events.
     Over 25% of the municipal securities in a Fund’s portfolio may be obligations of issuers whose revenues are primarily derived from the sale of electric energy. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved asset base. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. Many of such issuers have experienced some of these problems in varying degrees. In addition, federal, state and municipal governmental authorities may from time to time review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such bonds to make payments of principal and/or interest of such bonds.
     Over 25% of the municipal securities in a Fund’s portfolio may be university and college revenue obligations. University and college revenue obligations are obligations of issuers whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems faced by such issuers include declines in the number of students, possible inability to raise tuitions and fees, the uncertainty of continued receipt of federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.
Portfolio Turnover
     The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition were one year or less. The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. Portfolio turnover will not be a limiting factor in making investment decisions.

NET ASSET VALUE
     As indicated in the Prospectus, the net asset value (“NAV”) of each Fund is determined and the Shares of each Fund are priced each business day at the regularly scheduled close of trading on the New York Stock Exchange (“NYSE”) (typically 4 p.m. Eastern Time), or as of the close of the business day, whichever time is earlier. Currently, the following holidays are observed by the Funds: New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
     Each Fund calculates its NAV as follows:
NAV= (Value of Fund Assets) — (Fund Liabilities)
Number of Outstanding Shares
     Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Where quotations are not readily available or are deemed unreliable, the Funds’ investments are valued at fair value as determined by management in good faith using methods approved by the Directors. Debt securities which will mature in more than 60 days are valued at prices furnished by a pricing service approved by the Directors subject to review and determination of the appropriate price by the Company, whenever a furnished price is significantly different from the previous day’s furnished price. Securities which will mature in 60 days or less are valued at amortized cost, which under normal market conditions approximates market value. In making such valuations, the pricing service utilizes dealer-supplied valuations which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Directors. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Fund securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.
     Generally, trading in foreign securities, as well as U.S. government securities and certain cash equivalents and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Shares of the Funds are determined as of such times. Prices of foreign securities denominated in foreign currency will be converted into U.S. dollar equivalents using the daily rate of exchange at the time of NAV calculation. Occasionally, events affecting the value of securities may occur between the times at which they are determined and at the close of the NYSE, which will not be reflected in the computation of NAV. If during such periods, events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined by management in good faith using methods approved by the Directors.
     For purposes of determining the NAV per Share of each Fund, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars furnished by a pricing service approved by the Directors.
     A Fund’s NAV per share will be calculated separately from the per Share NAV of the other Funds of the Company. “Assets belonging to” a Fund consist of the consideration received upon the issuance of Shares of the particular Fund together with all net investment income, earnings, profits, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular Fund. Each Fund will be charged with the direct liabilities of that Fund and with a share of the general liabilities of all of the Company’s Funds.
ADDITIONAL PURCHASE, REDEMPTION, AND EXCHANGE INFORMATION

     Purchases. Shares of the Funds are sold on a continuous basis by the Distributor, and the Shares may be purchased either directly from the Funds or through banks or certain other institutions. Investors purchasing Shares of the Funds may include officers, Directors, or employees of the Advisers or their correspondent or affiliated banks.
     Customers of First National Bank of Omaha (“First National”) or its correspondent or affiliated banks (collectively, the “Banks”) may purchase Shares in connection with the requirements of their qualified accounts maintained at the Banks.
     Shares of the Funds purchased through the Banks acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of customers will normally be held of record by the Banks. With respect to Shares of the Funds so sold, it is the responsibility of the particular Bank to transmit purchase or redemption orders to the Company and to deliver federal funds for purchase on a timely basis. Beneficial ownership of Shares will be recorded by the Banks and reflected in the account statements provided by the Banks to their customers. A Bank will exercise voting authority for those Shares for which it is granted authority by the customer.
     The Banks and other institutions may impose particular customer account requirements in connection with investments in the Funds, such as minimum account size or minimum account thresholds above which excess cash balances may be invested in Fund Shares. In addition, depending on the terms of the particular account used to purchase Shares of the Funds, the Banks or other institutions may impose charges against the account. These charges could include asset allocation fees, account maintenance fees, sweep fees, compensatory balance requirements, transaction charges or other charges based upon account transactions, assets or income. The charges will reduce the net return on an investment in a Fund. Investors should contact their institutions with respect to these fees and the particular institution’s procedures for purchasing or redeeming Shares. The Prospectus and this SAI should be read in conjunction with any such information received from the Banks or the institutions.
     Exchanges. If Shares are purchased through a Bank or other institution, the Shares may be exchanged only in accordance with that account’s instructions and procedures.
     Redemptions. If a customer has agreed with a Bank to maintain a minimum balance in his or her account with the Bank, and the balance in that account falls below that minimum, the customer may be obligated to redeem, or the Bank may redeem on behalf of the customer, all or part of the customer’s Shares of a Fund to the extent necessary to maintain the required minimum balance. The minimum balance required by any such Bank or other institution may be higher than the minimum required by the Company.
     The Company’s Transfer Agent reserves the right to reject any signature guarantee if: (i) it has reason to believe that the signature is not genuine; (ii) it has reason to believe that the transaction would otherwise be improper; or (iii) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.
     The Company may suspend the right of redemption or postpone the date of payment for Shares of a Fund during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (ii) the NYSE is closed for other than customary weekend and holiday closings, (iii) the SEC has by order permitted such suspension, or (iv) an emergency exists as a result of which (a) disposal by the Company of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Company to determine the fair value of its net assets.
MANAGEMENT OF THE COMPANY
Directors and Officers
     Overall responsibility for management of the Company rests with its Board of Directors, which is elected by the Shareholders of the Company. The Company will be managed by the Directors in accordance with the laws of Nebraska governing corporations. The Board of Directors oversees all of the Funds. Directors serve until their respective successors have been elected and qualified or until their earlier death, resignation or removal. The Directors elect the officers of the Company to supervise actively its day-to-day operations.

     Information about the Directors and officers of the Company is set forth below:

				Number of
				Operational Portfolios
		Term of	Principal	in Fund
	Position(s)	Office and	Occupation(s)	Complex	Other
Name, Address and	Held with	Length of	During Past 5	Overseen by	Directorships
Date of Birth	the Company	Time Served	Years	Director	Held by Director
Interested Director*

Michael Summers 1620 Dodge Street Omaha, NE 68102 Age 43	Director/ President	Indefinite; Since 2007.	Chief Financial Officer of First National Nebraska, Inc., (November 2006 to present); Chief Financial Officer, Transgenomic, Inc. (August 2004 to November 2006); General Manager of C&A Industries (February 2003 to August 2004).	8	None

Independent Directors

Robert A. Reed 2600 Dodge Street Omaha, NE 68131 Age: 67	Director	Indefinite; Since 1994.	President and Chief Executive Officer, Physicians Mutual Insurance Company and Physicians Life Insurance Company (1974-present).	8	None

Gary D. Parker 1620 Dodge St. Omaha, NE 68102 Age: 61	Director	Indefinite; Since 2004.	Retired.	8	None

*	As defined in the 1940 Act. Mr. Summers is an interested Director because he is an officer of First National of Nebraska, Inc., the parent of FNB Fund Advisers, an investment adviser for six of the Funds.
Other Executive Officers

Name, Address and			Principal
Date of Birth	Position(s) Held	Term of Office and	Occupation(s)
of Executive Officers	with Registrant	Length of Time Served	During Past 5 Years
Aaron Masek 3435 Stelzer Road Columbus, OH 43219 Age: 34	Treasurer	Indefinite; March 2008.	Senior Vice President of Citi Fund Services, Inc. (formerly, BISYS Fund Services, Inc.) since 2007 and has been employed by Citi Fund Services, Inc. in various other roles since 1997.

Eric Phipps 3435 Stelzer Road Columbus, OH 43219 Age: 37	Chief Compliance and AML Officer	Indefinite; March 2008.	Director of Compliance, Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services Ohio, Inc.) (October 2004 to May 2006); Vice President, Citi Fund Services, Inc. (December 1995 to October 2004).

Patrick Keniston 3435 Stelzer Road Columbus, OH 43219 Age: 44	Secretary	Indefinite; July 2007.	Counsel, Citi Fund Services (March 2005 to present); Attorney, Citigroup Global Transaction Services (October 2001 to March 2005).

Fund Committees
     The Board has established the following committees:
     Audit Committee. The Board’s Audit Committee is responsible for, among other things, reviewing and recommending to the Board the selection of the Funds’ independent registered public accounting firm, reviewing the scope of the proposed audits of the Funds, reviewing the results of the annual audits of the Fund’s financial statements with the independent registered public accounting firm and interacting with the Fund’s independent auditors on behalf of the full Board. The Audit Committee currently consists of each of the Independent Directors. The Audit Committee held two meetings during the fiscal year ended March 31, 2008.
     Nominations Committee. The Nominations Committee is responsible for screening and nominating candidates for election to the Board as Independent Directors of the Funds. The Nominations Committee is comprised of the Independent Directors of the Company. The Nominations Committee held one meeting during the fiscal year ended March 31, 2008. The Nominations Committee has adopted a Charter effective November 15, 2004. The Committee has established a policy that it will receive and consider recommendations for nomination of Independent Director candidates from other persons, including the Shareholders of the Funds. Recommendations can be submitted to: First Focus Funds, Inc., 1620 Dodge Street, Mail Stop 1071, Omaha, NE 68102, Attention: Chairman, Nominations Committee.
     In considering candidates for selection or nomination to the Board, the Nominations Committee will consider various factors, including a candidate’s education, professional experience (including experience in the insurance and mutual fund industries), the results of in-person meetings with the candidate, the views of management of the Advisers with respect to the candidate, the candidate’s other business and professional activities, and other factors that may be deemed relevant by the Nominations Committee.
     Fair Value Committee. The Board has a standing Fair Value Committee that is composed of various representatives of the Company’s service providers, as appointed by the Board. The Fair Value Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Committee meets periodically, as necessary, and met 6 times during the fiscal year ended March 31, 2008.
     The table below sets forth the amount of Shares beneficially owned by each Director in each Fund stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000. The information below is provided as of December 31, 2007.

	Mr. Summers	Mr. Parker	Mr. Reed
Short-Intermediate Fund
Income Fund	None	None	None
Balanced Fund	None	None	None
Core Equity Fund	None	None	Over $100,000
Growth Fund	None	None	None
Small Company Fund	$1 — $10,000	None	$10,001 — $50,000
International Fund	None	None	Over $100,000
Large Cap Fund	None	None	None
All Funds in the Aggregate	$1 — $10,000	None	Over $100,000
As of July 22, 2008, the Company’s officers and Directors, as a group, owned less than 1% of the Funds’ outstanding Shares.
     No independent Director (or an immediate family member thereof) has any share ownership in securities of an Adviser, the principal underwriter of the Funds, and any entity controlling, controlled by or under common control with an Adviser or principal underwriter of the Funds (not including registered investment companies) as of December 31, 2007.

     No independent Director (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $120,000, in an Adviser, the principal underwriter of the Funds, or any entity controlling, controlled by or under common control with an Adviser or the principal underwriter of the Funds (not including registered investment companies) during the two most recently completed calendar years.
     No independent Director (or an immediate family member thereof) during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with:
•	the Funds;

•	an officer of the Funds;

•	an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of the Funds;

•	an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of the Funds;

•	an Adviser or the principal underwriter of the Funds,

•	an officer of an Adviser or the principal underwriter of the Funds;

•	a person directly or indirectly controlling, controlled by, or under common control with an Adviser or the principal underwriter of the Funds; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with an Adviser or the principal underwriter of the Funds.
     The following table sets forth certain information concerning compensation paid by the Company to its Directors in the fiscal year ended March 31, 2008.

		Pension or
		Retirement
		Benefits Accrued	Estimated
	Aggregate	as	Annual	Total
	Compensation	Part of Company	Retirement	Compensation From
Name and Position	From Company	Expenses	Benefits	Company
Michael Summers	0	0	0	0
President, Director

Robert A. Reed	$9,000	0	0	$9,000
Director

Gary D. Parker	$9,000	0	0	$9,000
Director
     BISYS Fund Services Ohio, Inc. (“BISYS”), the Funds’ co-administrator, was re-named as Citi Fund Services Ohio, Inc. (“CFSO”) in connection with the acquisition of BISYS Group, Inc., the parent company of BISYS, by Citibank N.A. (“Citi”). In addition, the Board of Directors of the Company approved a new distribution agreement with Northern Lights Distributors, LLC (“Northern” or “Distributor”), under which distribution services are provided. Northern is not affiliated with Citi, CFSO or the Funds’ Advisers or Sub-Advisers.
     The officers of the Company receive no compensation directly from the Company for performing the duties of their offices. The officers of the Company may, from time to time, serve as officers of other investment companies. CFSO, as the Funds’ co-administrator receives fees from each of the Funds for acting as co-administrator and CFSO or its affiliates may receive fees from each of the Funds pursuant to the Distribution and Service Plan and the Administrative Services Plan described below. Mr. Masek, Mr. Phipps, and Mr. Keniston are employees of, and are compensated by, CFSO.

Proxy Voting Policies
     The Company has delegated to its Advisers and Sub-Advisers the authority to vote proxies relating to portfolio securities owned by the Funds. The Board of Directors has reviewed and approved the policies and procedures that govern the voting of such proxies. A complete copy of those policies and procedures is attached as Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by writing to the Company at P.O. Box 219022, Kansas City, Missouri, 64141-6022, or by telephoning toll free (800) 662-4203, and on the SEC’s website at http://www.sec.gov.
Investment Advisers and Sub-Advisers
     Investment advisory services are provided to the Short-Intermediate Fund, Income Fund, Equity Fund, Small Company Fund, International Fund and Large Cap Fund by FNB Fund Advisers (“FNB”), a division of First National, pursuant to the investment advisory agreement dated December 20, 1994 as amended December 5, 1995, June 4, 1996, February 14, 2005 and July 1, 2007 (the “FNB Advisory Agreement”). First National is a wholly-owned subsidiary of First National of Nebraska, Inc., a Nebraska corporation (“FNNI”), a financial services holding company. First National provides a full range of financial services to its clients, with more than 75 years of experience in trust and investment management; and serves as (i) custodian for certain Funds as more fully discussed under “Custodians” below; (ii) co-administrator of the Funds as more fully discussed under “Co-Administrators” below.
     Tributary provides investment advisory services to the Growth Fund and Balanced Fund pursuant to the investment advisory agreement dated February 14, 2005 (the “Tributary Advisory Agreement”, together with the FNB Advisory Agreement, the “Master Advisory Agreements”). Tributary is a wholly-owned subsidiary of First National Bank in Fort Collins, a community bank, which is a wholly-owned subsidiary of First National of Colorado, Inc, a locally-owned community bank, which in turn is a wholly-owned subsidiary of FNNI.
     Under the Master Advisory Agreements, FNB and Tributary have agreed to provide investment advisory services as described in the Prospectus of the Funds. For the services provided and expenses assumed pursuant to the Master Advisory Agreements, the Funds, respectively, pay a fee equal to the lesser of (i) a fee computed daily and paid monthly, at the following annual rates of the average daily net assets of that Fund:

Fund	Fee Paid to FNB	Fee Paid to Tributary
Short-Intermediate Fund	0.50%	—
Income Fund	0.60%	—
Balanced Fund	—	0.75%
Equity Fund	0.75%	—
Growth Fund	—	0.75%
Small Company Fund	0.85%	—
International Fund	1.00%	—
Large Cap Fund	0.90%	—
     or, (ii) such other fee as may be agreed upon from time to time in writing by the Company and an Adviser. FNB or Tributary may periodically voluntarily reduce all or a portion of their respective advisory fees with respect to any Fund, which reduction would increase the net income of that Fund available for distribution as dividends.
     Investment sub-advisory services are provided to the International Fund by KBC Asset Management International Ltd. (“KBCAM”) pursuant to the Investment Sub-Advisory Agreement dated April 15, 2002 (the “KBCAM Sub-Advisory Agreement”). KBCAM is wholly-owned by KBC Asset Management Limited, an investment management operation, which in turn is a wholly-owned subsidiary of KBC Asset Management N.V., a financial services group, which in turn is a wholly-owned subsidiary of KBC Bank N.V.
     Under the KBCAM Sub-Advisory Agreement, KBCAM has agreed to provide investment sub-advisory services for the International Fund as described in the Prospectus. For the services provided and expenses assumed pursuant to the KBCAM Sub-Advisory Agreement, FNB pays KBCAM a fee equal to 0.50% of the average daily net assets of the International Fund.
     Investment sub-advisory services are provided to the Large Cap Growth Fund by Riverbridge Partners, LLC (“Riverbridge,” together with KBCAM, FNB and Tributary, the “Advisers”), pursuant to the Investment Sub-Advisory Agreement between FNB and Riverbridge effective July 1, 2007 (the “Riverbridge Sub-Advisory Agreement,” collectively with the KBCAM Sub-Advisory Agreement and the Master Advisory Agreements, the “Advisory Agreements”).

     Under the Riverbridge Sub-Advisory Agreement, Riverbridge has agreed to provide investment sub-advisory services for the Large Cap Fund as described in the Prospectus. For the services provided and expenses assumed pursuant to the Riverbridge Sub-Advisory Agreement, FNB pays Riverbridge a fee computed daily and paid quarterly, at the annual rate of 0.45% of the average daily net assets of the Large Cap Fund.
     Set forth below are the advisory fees, net of fee waivers, FNB earned for the three previous fiscal years ended March 31:
Fiscal Year Ended March 31, 2006:

	Advisory fees
Fund	(net of fee waivers)	Fee Waivers
Short-Intermediate Fund	$320,441	$89,723
Income Fund	$363,586	$42,418
Tax-Free Fund	$432,211	$117,315
Equity Fund	$772,076	-0-
Small Company Fund	$389,294	-0-
International Fund	$390,058	$39,007
Fiscal Year Ended March 31, 2007:

	Advisory fees
Fund	(gross of fee waivers)	Fee Waivers
Short-Intermediate Fund	$264,651	$123,984
Income Fund	$359,775	$129,719
Tax-Free Fund	$319,258	$131,137
Equity Fund	$783,408	$106,622
Small Company Fund	$401,133	$46,778
International Fund	$664,683	$138,324
Large Cap Fund *	N/A	N/A
Fiscal Year Ended March 31, 2008:

	Advisory fees
Fund	(net of fee waivers)	Fee Waivers
Short-Intermediate Fund	$236,248	$137,024
Income Fund	$362,997	$314,598
Equity Fund	$784,346	$156,870
Small Company Fund	$369,300	$65,171
International Fund	$979,522	$244,883
Large Cap Fund	$74,177	$38,382
     Set forth below are the advisory fees, net of fee waivers, Tributary earned for the three previous fiscal periods ended March 31:
Fiscal Year Ended March 31, 2006:

	Advisory fees
Fund	(net of fee waivers)	Fee Waivers
Growth Fund	$551,757	-0-
Balanced Fund	$225,557	-0-
Fiscal Year Ended March 31, 2007:

Fund	Advisory fees	Fee Waivers
Growth Fund	$528,063	$82,196
Balanced Fund	$245,196	$38,241

*	As of March 31, 2007 the Large Cap Fund had not commenced operations.

Fiscal Year Ended March 31, 2008:

	Advisory fees
Fund	(net of fee waivers)	Fee Waivers
Growth Fund	$543,529	$108,707
Balanced Fund	$253,163	$50,633
Unless otherwise terminated, after an initial two-year period, the Advisory Agreements remain in effect from year to year for successive annual periods ending on June 30 if, as to each Fund, such continuance is approved at least annually by the Company’s Board of Directors or by vote of a majority of the outstanding Shares of that Fund (as defined under “ADDITIONAL INFORMATION” below), and a majority of the Directors who are not parties to the particular Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Advisory Agreement by votes cast in person at a meeting called for such purpose. The Advisory Agreements are terminable as to a Fund at any time on 60 days’ written notice without penalty by the Directors, by vote of a majority of the outstanding Shares of that Fund, or by the Advisers. The Advisory Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.
     The Advisory Agreements provide that the Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with their respective performance of the Advisory Agreements, except a loss resulting from a breach of fiduciary duty respecting their receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of an Adviser in the performance of its duties, or from reckless disregard by an Adviser of its duties and obligations thereunder.
     Charles Schwab & Co., Inc. (“Schwab”) provides services to the Growth Fund and Balanced Fund pursuant to a Services Agreement dated April 17, 2006 between Schwab, the Company and Tributary, and pursuant to an Operating Agreement dated April 17, 2006 between Schwab and the Company (collectively the “Schwab Agreements”). Under the Schwab Agreements, Schwab has agreed to provide the Growth Fund and Balanced Fund services in connection with such Funds’ participation in Schwab’s Mutual Fund Marketplace, including record maintenance, shareholder communication and related services. For the services provided pursuant to the Schwab Agreements, the Company and Tributary pay Schwab a fee computed daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of the Shares of the Growth Fund and Balanced Fund held in Schwab’s customers’ accounts, subject to a minimum charge. Under a Fee Apportionment Agreement dated July 20, 2007 between the Company and Tributary, the Company has agreed to pay 62.5% of such fee, and Tributary has agreed to pay 37.5%, provided that in no event will the Company pay more than 0.25% the average daily net assets of the Shares of the Growth Fund and Balanced Fund held in Schwab’s customers’ accounts for such services.
Portfolio Transactions
     Pursuant to the Advisory Agreements, the Advisers determine, subject to the general supervision of the Board of Directors and in accordance with each Fund’s investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers to execute such Fund’s portfolio transactions. Purchases and sales of fixed income debt securities acquired for the Short-Intermediate Fund and Balanced Fund usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of other portfolio securities for the Funds generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market may take the form of principal transactions with dealers, or may involve the payment of negotiated brokerage commissions.
     Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Advisers in their best judgment and in a manner deemed fair and reasonable to Fund Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Advisers may receive orders for transactions on behalf of the Funds. Information so received is in addition to and not in lieu of services required to be performed by the Advisers and does not reduce the advisory fees payable to the Advisers by the Funds. Such information may be useful to the Advisers in serving a Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisers in carrying out their obligations to each of the Funds. The Advisers may authorize a Fund to pay a commission in excess of the commission another broker-dealer would have charged if the Advisers determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed either in terms of that particular transaction or the Advisers’ overall responsibilities to the accounts they manage.
     While the Advisers generally seek competitive commissions, the Company may not necessarily pay the lowest commission available on each brokerage transaction, for reasons discussed above. For the three previous fiscal years ending March 31, the Funds paid the following brokerage commissions on their respective total transactions:
Fiscal Period Ended March 31, 2006:

Fund	Brokerage Commissions	Total Transactions
Balanced Fund	$24,790	$18,192,220
Equity Fund	$66,442	$49,102,820
Growth Fund	$75,489	$59,531,412
Small Company Fund	$33,226	$17,024,174
International Fund	$37,469	$45,410,384
Fiscal Period Ended March 31, 2007:

Fund	Brokerage Commissions	Total Transactions
Balanced Fund	$30,570	$25,004,427
Equity Fund	$98,617	$78,540,679
Growth Fund	$95,810	$78,874,288
Small Company Fund	$59,432	$35,318,310
International Fund	$63,270	$85,404,553
Large Cap Fund *	N/A	N/A
Fiscal Period Ended March 31, 2008:

Fund	Brokerage Commissions	Total Transactions
Balanced Fund	$49,477	$32,086,395
Equity Fund	$89,865	$65,134,426
Growth Fund	$101,544	$95,822,732
Small Company Fund	$43,332	$24,385,378
International Fund	$100,689	$145,354,996
Large Cap Fund	$35,167	$26,448,818
     During the fiscal year ended March 31, 2008, the Funds did not direct brokerage transactions to brokers because of research services provided.
     The Funds do not participate in directed brokerage arrangements with the Distributor. However, in the future, each Fund may determine to participate in directed brokerage arrangements with other brokers. Through directed brokerage arrangements, an Adviser may, consistent with its obligation to obtain best execution, elect to direct a portion of a Fund’s brokerage to certain brokers.
     Except as otherwise disclosed to the Shareholders of the Funds and as permitted by applicable laws, rules and regulations, the Company will not, on behalf of any of the Funds, execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Advisers, the Distributor, or their affiliates, and will not give preference to the Advisers’ correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.
     Investment decisions for each Fund are made independently from those for the other Funds of the Company, any other investment company or account managed by the Advisers. Any such other fund, investment company or account may also invest in the same securities as the Company. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price, and available investments will be allocated as to amount in a manner which the Advisers believe to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Advisers may aggregate the securities to be sold or purchased for a Fund with

*	As of March 31, 2007 the Large Cap Fund had not commenced operations.

those to be sold or purchased for the other investment companies or accounts in order to obtain best execution. As provided by the Advisory Agreements, in making investment recommendations for each of the Funds, the Advisers will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Company is a customer of the Advisers, their parent or subsidiaries or affiliates and, in dealing with its customers, the Advisers, their parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.
Portfolio Holdings
     Portfolio holdings information for the Funds may be made available more frequently and prior to its public availability (“non-standard disclosure”) to:
(1)	the Funds’ service providers (including the Funds’ Custodian, Co-Administrators, fund accountant, financing agents, pricing services and certain others (such as auditors, proxy voting services and securities lending agents) necessary for the Funds’ day-to-day operations) (the “Service Providers”); and

(2)	certain non-service providers, including ratings agencies and other qualified financial professionals (such as Lipper Analytical Services, Moody’s, Morningstar, Standard & Poor’s Rating Service and Thomson Financial), for such purposes as analyzing and ranking the Funds or performing due diligence and asset allocation (the “Non-Service Providers”). Generally, if provided, such information will be provided to Non-Service Providers on a monthly and quarterly basis with a five-to-fifteen day lag.
     Presently, the only arrangement under which the Funds provide non-standard disclosure is with CFSO, as Co-Administrator, for Fund accounting purposes, under which CFSO receives each Fund’s trade information electronically on the trade date to facilitate calculation of each Fund’s NAV.
     Prior to the release of non-standard disclosure to Non-Service Providers, the recipient must adhere to the following conditions:
(1)	the recipient may not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling Shares of the Funds before the portfolio holdings or results of the analysis become public information; and

(2)	the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Funds’ disclosure policies; or

(3)	the recipient provides assurances of its duty of confidentially by such means as certification as to its policies’ adequacy to protect the information that is disclosed.
     Neither the Funds nor any Service Provider may disclose material information about the Funds’ holdings, trading strategies implemented or to be implemented in the Funds or about pending transactions in the Funds to other third parties, except that information about portfolio holdings may be made available to such third parties:
-	by providing a copy of the Fund’s latest annual or semi-annual report or the Fund’s latest Form N-Q,

-	in marketing materials, provided the portfolio holdings disclosed in the materials are at least 15 days old, or

-	when the Fund has a legitimate business purpose for doing so and the recipients are subject to a confidentiality agreement or the Board has determined that the policies of the recipient are adequate to protect the information that is disclosed.
     Such disclosures must be authorized by the Funds’ President or Treasurer and will be reported periodically to the Board. In no event will such information be disclosed for compensation.
     Each Fund’s portfolio holdings disclosure policy is subject to periodic review by the Board of Directors. In order to help ensure that each Fund’s portfolio holdings disclosure policy is in the best interests of Fund Shareholders as determined by the Board, the Funds’ Chief Compliance Officer (“CCO”) provides an annual report to the Board on such disclosure. Any conflict identified between the interests of Fund Shareholders and those of an Adviser, principal underwriter or any affiliate of the Fund, an Adviser or principal underwriter by a Fund resulting from the disclosure of nonpublic portfolio holdings information will be reported to the Board for appropriate action.

     Portfolio Managers
     Randall Greer, Mark A. Wynegar and Michael L. Johnson of FNB have responsibility for managing the Small Company Fund; Mr. Greer and Christopher P. Sullivan of FNB is responsible for managing the Core Equity Fund; Michael D. Hansen, Ron Horner and Travis J. Nordstrom of FNB share responsibility for managing the Short-Intermediate Fund, and Income Fund; Geoffrey Randells of KBCAM is responsible for managing the International Fund and David C. Jordan, Kurt Speiler and Charles Lauber of Tributary share responsibility for managing the Balanced Fund and Growth Fund. Mark Thompson, Phil Dobrzynski, Dana Feick, Rick Moulton and David Webb, all of Riverbridge, share responsibility for managing the Large Cap Growth Fund.
     Other Accounts Managed. Each portfolio manager also has responsibility for the day-to-day management of accounts other than the Fund(s) for which he or she serves as portfolio manager. The following table provides certain information, as of March 31, 2008, regarding these other accounts.

			Number of	Total Assets
			Accounts	of Accounts
		Total	Paying a	Paying a
	Number of	Assets of	Performance	Performance
Name of Manager	Accounts	Accounts	Fee	Fee
Randall Greer Registered investment companies Other pooled investment vehicles Other accounts	9	$8,033,757	0	0
Mark A. Wynegar Registered investment companies Other pooled investment vehicles Other accounts	70	$96,318,639
Christopher P. Sullivan Registered investment companies Other pooled investment vehicles Other accounts	0	0
Michael L. Johnson Registered investment companies Other pooled investment vehicles Other accounts	0	0
Michael D. Hansen Registered investment companies Other pooled investment vehicles Other accounts	25	$275,382,272
Travis J. Nordstrom Registered investment companies	1	$50,330,000
Other pooled investment vehicles	1	$41,170,000
Other accounts	16	$178,490,000
Ronald Horner Registered investment companies	1	$50,330,000
Other pooled investment vehicles	1	$41,170,000
Other accounts	41	$453,872,272
Geoffrey Randells Registered investment companies Other pooled investment vehicles Other accounts	1	EUR 120.7m
David C. Jordan Registered investment companies Other pooled investment vehicles Other accounts	104	$282,576,246
Kurt Speiler Registered investment companies Other pooled investment vehicles Other accounts	204	$199,192,389

			Number of	Total Assets
			Accounts	of Accounts
		Total	Paying a	Paying a
	Number of	Assets of	Performance	Performance
Name of Manager	Accounts	Accounts	Fee	Fee
Charles Lauber Registered investment companies Other pooled investment vehicles Other accounts	14	$106,218,166
Mark Thompson* Registered investment companies	2	$143,900,000
Other pooled investment vehicles	2	$22,600,000
Other accounts	94	$877,700,000
Phil Dobrzynski* Registered investment companies	2	$143,900,000
Other pooled investment vehicles	2	$22,600,000
Other accounts	94	$877,700,000
Dana Feick* Registered investment companies	2	$143,900,000
Other pooled investment vehicles	2	$22,600,000
Other accounts	94	$877,700,000
Rick Moulton* Registered investment companies	2	$143,900,000
Other pooled investment vehicles	2	$22,600,000
Other accounts	94	$877,700,000
David Webb* Registered investment companies	2	$143,900,000
Other pooled investment vehicles	2	$22,600,000
Other accounts	94	$877,700,000

*	All Riverbridge accounts are team managed.
     Conflicts of Interests. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. Generally, the risks of such conflicts of interests are increased to the extent that the portfolio manager has a financial incentive to favor one account over another. The Company does not believe that any material conflicts are likely to arise out of these portfolio managers’ oversight of the other accounts. Those accounts are generally managed relative to different benchmarks and different investment policies which can result in performance variations, but none reported a conflict of interest in investment strategy, asset allocation, or in any other manner. In addition, the Advisers have policies and procedures, enforced by the Advisers’ respective compliance departments, designed to address potential conflicts of interest relating to the allocation of investment opportunities by its managers. Further, the Funds’ and the Advisers’ respective Codes addresses potential conflicts of interest and require “access persons” to obtain pre-clearance before acquiring beneficial ownership of Fund portfolio securities issued pursuant to an initial public offering or a limited offering. .
     Compensation—FNB. Each FNB portfolio manager receives a fixed salary based upon experience and market value. Participation in FNB’s defined contribution (401(k)) plan is voluntary. Each FNB portfolio manager is eligible to receive a bonus. Bonuses are paid yearly and are calculated as a percentage of base salary and are dependent upon Fund pre-tax performance versus that Fund’s benchmark.
     Compensation—Tributary. Each Tributary portfolio manager receives a fixed salary based upon experience and market value. Participation in Tributary’s defined contribution (401(k)) plan is voluntary. Each Tributary portfolio manager is eligible to receive a bonus. Bonuses are paid yearly and are calculated as a percentage of base salary and are dependent upon Fund pre-tax performance versus that Fund’s benchmark. Mr. Jordan’s bonus is based on investment performance of the Funds and other accounts Tributary manages and the financial performance of Tributary. Tributary’s portfolio managers’ bonuses are calculated as a percentage of Tributary’s income. Fund performance for the purpose of calculating Mr. Jordan’s bonus is measured against the Morningstar category that is comparable to the relevant fund.
     Compensation—Riverbridge. Riverbridge has three levels of compensation for its investment team members. Investment team members are compensated with a base compensation believed to be industry competitive relative to their level of responsibility. The second level of compensation consists of bonuses which are predicated on the overall performance of the firm and investment team members’ individual contributions to the team. Riverbridge’s Chief Investment Officer makes a qualitative evaluation of the performance of the individual team member that contemplates contributions made for the current year and considers contributions made during the course of the last several years. Evaluation factors include but are not limited to the performance of the fund and other accounts managed relative to expectations for how those funds should have performed, given their objective, policies, strategies and limitations, and the market environment during the measurement period. Fund performance, on a pre-tax basis, is measured against the S&P 500, Russell 1000 Growth and Russell 1000 indices; however, fund and Riverbridge composite performance is not based on the value of assets held in the portfolio strategy, but rather rates of return. Additional factors considered include quality of research conducted, contributions made to the overall betterment of the investment team and contribution to the betterment of the firm. The actual variable compensation may be more or less than the target amount, based on how well the individual satisfies the objectives stated above. The third level of compensation is ownership in the firm. Additionally, Riverbridge has also adopted a 401(k) Safe Harbor Plan that allows employees to contribute the maximum allowable by law. Generally, all employees are eligible to participate in the plan. Riverbridge matches annually the employee’s contribution in the amount equal to 100% of the first 3% of each employee’s contribution and 50% of the next 2%.
     Compensation—KBCAM. Mr. Randells’ compensation includes an annual salary, a performance bonus, profit sharing, and direct and “phantom” equity incentives. KBCAM provides its portfolio managers a bonus which is based upon the performance of funds managed, and it also encourages its employees to participate in equity ownership of its corporate parent through various share incentive programs offered by the parent. In addition, KBCAM provides a plan by which its employees share in its profits, with amounts determined with reference to the employee’s performance. Last, KBCAM provides certain key executives, including Mr. Randells, a long-term “phantom” stock option incentive plan which rewards such persons for KBCAM’s and its owner’s performances.
     Ownership of Fund Shares. The table below sets forth, as of March 31, 2008, the dollar range of Shares beneficially owned by each portfolio manager in each Fund(s) for which he or she serves as portfolio manager, in one of the following ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

PORTFOLIO MANAGER	DOLLAR RANGE
Randall Greer	Over $1,000,000
Mark A. Wynegar	$10,001-$50,000
Christopher P. Sullivan	$10,001-$50,000
Michael L. Johnson	$10,001-$50,000
Michael D. Hansen	None
Travis J. Nordstrom	$1-$10,000
Ronald Horner	$1-$10,000
Geoffrey Randells	None
David C. Jordan	$100,001-$500,000
Kurt Speiler	$50,001-$100,000
Charles Lauber	$10,001-$50,000
Mark Thompson	None
Phil Dobrzynski	None
Dana Feick	None
Rick Moulton	None
David Webb	None
Co-Administrators
     CFSO, located at 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, serves as co-administrator to each Fund pursuant to the Amended and Restated Co-Administration Agreement between CFSO and the Company dated February 13, 2008 and effective as of October 1, 2007 (the “CFSO Co-Administration Agreement”). First National (along with CFSO, each a “Co-Administrator”) serves as co-administrator to the Funds pursuant to the Co-Administration Agreement between the Company and First National dated October 1, 2006 (the “First National Co-Administration Agreement,” along with the CFSO Co-Administration Agreement, the “Co-Administration Agreements”). Prior to that, CFSO served as administrator. CFSO and its affiliates provide administration and distribution services to other investment companies. Unless otherwise terminated as provided therein, each Co-Administration Agreement has an initial term of two years and thereafter will remain in effect from year to year for successive annual periods ending on September 30.
     Under the CFSO Co-Administration Agreement, CFSO has agreed to provide office space, facilities, equipment and personnel; prepare and file the annual update and other amendments to the Company’s registration statement, and supplements to its Prospectus and SAI; prepare and file timely notices required pursuant to Rule 24f-2 under the 1940 Act and semi-annual reports on Form N-SAR and N-CSR; coordinate and supervise the preparation and filing of tax returns; prepare materials necessary to register the securities of the Funds pursuant to state securities laws; calculate the income and expense accruals of the Funds; calculate daily net asset values and income factors of the Funds; maintain general and auxiliary ledgers; prepare financial statements; coordinate the printing and distribution of prospectuses, supplements, proxy materials and reports to Shareholders; coordinate the solicitation and tabulation of proxies in connection with Shareholder meetings; maintain each Funds’ expense accruals and control disbursements; obtain, maintain and file the Funds’ fidelity bond required by the 1940 Act; assist in developing compliance procedures for each Fund, and provide compliance monitoring services incorporating certain of those procedures, including, among other matters, compliance with each Fund’s investment objective, defined investment policies and restrictions, and tax diversification, distribution and income requirements; monitor each Fund’s status as a regulated investment company under Subchapter M of the Code, as amended; and generally assist in each Fund’s administrative operations.
     For the performance of the co-administrative services, in addition to specified fees for performance reporting services provided by CFSO, the Company pays CFSO a fee based on each Fund’s average value of its daily net assets as follows:

Asset Level	Fee Rate
First $600 million	0.08%
$600 - $800 million	0.04%
Over $800	0.03%
     Under the CFSO Co-Administration Agreement, the Company pays CFSO a minimum annual complex fee equal to the number of Funds multiplied by $30,000, or approximately $240,000. The minimum fee increases or decreases if Funds are added to or deleted from the Fund complex. In addition, the CFSO Co-Administration Agreement provides that the fixed fees and other fees expressed as stated dollar amounts will increase annually in an amount equal to the most recent annual percentage increase in consumer prices for services, as measured by the United States Consumer Price Index entitled “All Services Less Rent of Shelter” or similar index if such index is no longer published.
     The following table shows the net administration fees, and fees waived, during the last three fiscal years:
FEES PAID TO CFSO AS CO-ADMINISTRATOR

	Year Ended		Year Ended		Year Ended
	March 31, 2006*		March 31, 2007		March 31, 2008
	Net	Fees	Net	Fees	Net	Fees
Fund	Fees	Waived	Fees	Waived	Fees	Waived
Short-Intermediate Fund	$96,133	-0-	$68,408	-0-	$37,800	-0-
Income Fund	$90,896	-0-	$74,709	-0-	$48,400	-0-
Balanced Fund	$45,111	-0-	$41,334	-0-	$27,004	-0-
Equity Fund	$154,416	-0-	$131,366	-0-	$83,664	-0-
Growth Fund	$110,352	-0-	$89,273	-0-	$57,977	-0-
Small Company Fund	$68,699	-0-	$60,270	-0-	$34,758	-0-
International Fund	$58,509	-0-	$81,208	-0-	$78,362	-0-
Large Cap Fund *	N/A	N/A	N/A	N/A	$7,113	-0-

*	Prior to October 1, 2006, CFSO served as administrator.

     Under the First National Co-Administration Agreement, First National has agreed to assist CFSO in the supervision of all aspects of the operations of the Funds except those performed by the Distributor, Transfer Agent, accountant, and Advisers of the Funds; serve as on-site liaison between the Company and the other service providers; furnish statistical and research data; assist CFSO in the preparation of compliance filings required under state securities laws; assist CFSO in the preparation, mailing, and filing of the Funds’ annual and semi-annual reports to Shareholders; assist CFSO in the preparation and distribution of proxy statements and related documents; and provide support for meetings of the Board of Directors of the Company. For the performance of these co-administrative services, the Company pays First National a fee of 0.07% of the Funds’ average daily net asset value.
     The following table shows the net administration fees, and fees waived under the First National Co-Administration Agreement, during the last three fiscal years:

*	As of March 31, 2007 the Large Cap Fund had not commenced operations.

FEES PAID TO FIRST NATIONAL AS CO-ADMINISTRATOR

	Year Ended		Year Ended
	March 31, 2007		March 31, 2008
	Net	Fees	Net	Fees
Fund	Fees	Waived	Fees	Waived
Short-Intermediate Fund	$10,988	-0-	$33,075	-0-
Income Fund	$15,235	-0-	$42,350	-0-
Balanced Fund	$7,706	-0-	$23,629	-0-
Equity Fund	$25,316	-0-	$73,206	-0-
Growth Fund	$16,340	-0-	$50,729	-0-
Small Company Fund	$10,518	-0-	$30,413	-0-
International Fund	$18,495	-0-	$68,567	-0-
Large Cap Fund*	N/A	N/A	$5,914	-0-
     CFSO provides compliance services to the Company pursuant to the Amended and Restated Compliance Services Agreement dated February 13, 2008 and effective as of October 1, 2007 (the “Compliance Agreement”). Under the Compliance Agreement, CFSO designates one of its employees to serve as the Company’s CCO, designates one of its employees to serve as the Company’s anti-money laundering officer, assists the Company in developing and implementing a compliance program, and otherwise assists in preparing reports to the Board in connection with compliance review. As compensation for providing such services under the Compliance Agreement, the Company pays CFSO an annual fee of $100,000, adjusted annually by the percentage increase in consumer prices for services.
Expenses
     Each of the Master Advisory Agreements provide that if total expenses borne by any of the Funds in any fiscal year exceed expense limitations imposed by applicable state securities regulations, FNB or Tributary, as applicable, will reimburse that Fund by the amount of such excess in proportion to its respective fees. As of the date of this SAI, the Funds are not aware of any state-imposed expense limitation applicable to the Funds. Fees imposed upon customer accounts by FNB or Tributary or their affiliated or correspondent banks for cash management services are not included within Fund expenses for purposes of any such expense limitation.
     The Advisers and CFSO each bear all expenses in connection with their respective performance of their services as investment advisers and Co-Administrator, respectively, other than the cost of securities (including brokerage commissions, and issue and transfer taxes, if any) purchased for a Fund. Each Fund will bear the following expenses relating to its operations: organizational expenses; taxes; interest; any brokerage fees and commissions; fees and expenses of the Directors of the Company; SEC fees; state securities qualification fees; costs of preparing and printing Prospectuses for regulatory purposes and for distribution to its current Shareholders; outside auditing and legal expenses; advisory and administration fees; fees and out-of-pocket expenses of the Co-Administrators, Custodian and Transfer Agent; costs for independent pricing service; certain insurance premiums; costs of maintenance of the Company’s existence; costs of Shareholders’ and Directors’ reports and meetings; distribution expenses incurred pursuant to the Distribution and Service Plan described below; and any extraordinary expenses incurred in a Fund’s operation.
Distributor
     The Company and Northern Lights Distributors, LLC (the “Distributor”) are parties to a Distribution Agreement dated May 1, 2008 (the “Distribution Agreement”) under which the Distributor acts as principal underwriter for the Funds’ Shares. The principal business address of the Distributor is 4020 South 147th Street, Omaha, Nebraska 68137. Under the Distribution Agreement, the Distributor must use all reasonable efforts, consistent with its other business, in connection with the continuous offering of the Funds’ Shares. The Distributor has no obligation to sell any specific quantity of Fund Shares. Unless otherwise terminated, the Distribution Agreement has an initial term of two years and thereafter will remain in effect from year to year for successive annual periods if approved at least annually (i) by the vote of a majority of the Company’s Board of Directors who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of the Company’s Board of Directors or the vote of a majority of the outstanding Shares of the Company. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

     The Distributor solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. If applicable to a class of the Company’s Shares as described below, the Distributor may receive distribution fees from certain of the Funds as authorized by the Distribution and Service Plan described below.
     Under a Distribution Services Agreement dated May 1, 2008, between FNB and the Distributor, FNB agrees that if the Company is not authorized to compensate and reimburse the Distributor in full for its services in accordance with the Distribution Agreement, FNB will compensate and reimburse the Distributor to the extent that the Company is not so authorized. To date, FNB has not compensated the Distributor under the terms of this agreement or its predecessor agreement dated October 1, 2006.
     Distribution and Service Plan
     The Company has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which each Fund, except the International Fund is authorized to make payments to banks, including First National, other institutions, the Distributor, and broker-dealers, (with all of the foregoing organizations being referred to as “Participating Organizations”) for providing distribution or Shareholder service assistance. Payments to such Participating Organizations may be made pursuant to agreements entered into upon the recommendation of the Distributor. The Plan authorizes each Fund, except the International Fund, to make payments with respect to certain classes of Shares in an amount not in excess, on an annual basis, of 0.25% of the average daily net assets of that Fund. As of the date of this SAI, the Company has no class of Shares outstanding to which the Plan is applicable.
     Payments may be made by the Funds under the Plan for the purpose of financing any activity primarily intended to result in the sales of Shares of the Funds as determined by the Board of Directors. Such activities could include advertising; compensation for sales and sales marketing activities of financial services agents and others, such as dealers or distributors; Shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Funds may finance without a Plan, the Funds may also make payments to finance such activity outside of the Plan and not subject to its limitations. Any payments under the Plan would not be tied exclusively to actual distribution and service expenses, and the payments could exceed distribution and service expenses actually incurred.
     As required by Rule 12b-1, the Plan was approved by the sole Shareholder of each of the Funds and by the Board of Directors, including a majority of the Directors who are not interested persons of any of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the “Independent Directors”). The Plan may be terminated as to a Fund by vote of a majority of the Independent Directors, or by vote of majority of the outstanding Shares of that Fund. Any change in the Plan that would materially increase the distribution cost to a Fund requires Shareholder approval. The Directors will, if the Plan issues shares applicable to the Plan, review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Directors including a majority of the Independent Directors, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, the selection and nomination of those Directors who are not interested persons of the Company must be made by the Independent Directors. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the Independent Directors or by a vote of the majority of the outstanding Shares of any of the Funds. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Directors, and (ii) by a vote of a majority of the entire Board of Directors cast in person at a meeting called for that purpose. The Board of Directors has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition, the Directors in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit each Fund and its Shareholders.
     The Board of Directors of the Company believes that the Plan, if activated, would be in the best interests of each Fund since it would encourage growth of a Fund. As a Fund grows in size, certain expenses, and therefore total expenses, per Share, may be reduced and overall performance per Share may be improved.
Administrative Services Plan
     As described in the Prospectus, the Company has also adopted an Administrative Services Plan (the “Services Plan”) under which each Fund is authorized to pay certain financial institutions, including First National, its correspondent and affiliated banks, and the Distributor (each a “Service Organization”), to provide certain ministerial, record keeping, and administrative support services to their customers who own Shares in a Fund of record or beneficially, such as processing dividend and distribution payments from the Funds on behalf of customers, providing periodic statements to customers showing their positions in the Shares of the Funds, providing sub-accounting with respect to Shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in Shares of the Funds pursuant to specific or pre-authorized instructions. Payments to Service Organizations are made pursuant to Servicing Agreements between the Company and the Service Organization. The Services Plan authorizes each Fund to make payments to Service Organizations in an amount, on an annual basis, of up to 0.25% of the average daily net assets of that Fund. The Services Plan has been approved by the Board of Directors of the Company, including a majority of the Directors who are not interested persons of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Services Plan or in any Servicing Agreements thereunder (the “Disinterested Directors”). The Services Plan may be terminated as to a Fund by a vote of a majority of the Disinterested Directors. The Directors review quarterly a written report of the amounts expended pursuant to the Services Plan and the purposes for which such expenditures were made. The Services Plan may be amended by a vote of the Directors, provided that any material amendments also require the vote of a majority of the Disinterested Directors. For so long as the Services Plan is in effect, the selection and nomination of Disinterested Directors must be made by the Company’s Disinterested Directors. All Servicing Agreements may be terminated at any time without the payment of any penalty by a vote of a majority of the Disinterested Directors. The Services Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved by a majority of the Board of Directors, including a majority of the Disinterested Directors.
     As authorized by the Services Plan, the Company has entered into a Servicing Agreement with First National pursuant to which First National has agreed to provide certain administrative support services in connection with Shares of the Funds owned of record or beneficially by its customers. Such administrative support services may include, but are not limited to, (i) processing dividend and distribution payments from a Fund on behalf of customers; (ii) providing periodic statements to its customers showing their positions in the Shares; (iii) arranging for bank wires; (iv) responding to routine customer inquiries relating to services performed by First National; (v) providing subaccounting with respect to the Shares beneficially owned by First National’s customers or the information necessary for subaccounting; (vi) if required by law, forwarding Shareholder communications from a Fund (such as proxies, Shareholder reports, annual and semiannual financial statements and dividend, distribution and tax notices) to its customers; (vii) aggregating and processing purchase, exchange, and redemption requests from customers and placing net purchase, exchange, and redemption orders for customers; and (viii) providing customers with a service that invests the assets of their account in the Shares pursuant to specific or preauthorized instructions. In consideration of such services, the Company, on behalf of each Fund, except the Growth Fund, may pay First National a monthly fee, computed at the annual rate of 0.25% of the average aggregate NAV of Shares of that Fund held during the period by customers for whom First National has provided services under the Servicing Agreement. The following table shows the net fees paid to First National pursuant to the Services Plan, and the fees waived, during the last three fiscal years:
ADMINISTRATIVE SERVICES PLAN FEES
PAID TO FIRST NATIONAL

	Year Ended		Year Ended		Year Ended
	March 31, 2006		March 31, 2007		March 31, 2008
	Net	Fees	Net	Fees	Net	Fees
Fund	Fees	Waived	Fees	Waived	Fees	Waived
Short-Intermediate Fund	$64,088	-0-	$102,811	-0-	$118,124	-0-
Income Fund	$60,597	-0-	$123,063	-0-	$151,248	-0-
Balanced Fund	$30,074	-0-	$70,934	-0-	$84,388	-0-
Equity Fund	$102,943	-0-	$211,075	-0-	$261,449	-0-
Growth Fund	$73,567	-0-	$152,604	-0-	$181,176	-0-
Small Company Fund	$45,799	-0-	$93,070	-0-	$108,617	-0-
International Fund	$39,006	-0-	$138,322	-0-	$244,880	-0-
Large Cap Fund *	N/A	N/A	N/A	N/A	$20,605	-0-
     In addition, the Company, on behalf of a Fund, may enter into, from time to time, other Servicing Agreements with other Service Organizations pursuant to which such Service Organizations will provide similar services as those discussed above.
Custodians
     First National (the “Custodian”), 1620 Dodge Street, Omaha, Nebraska 68197, in addition to serving as an Adviser to the Funds identified above, also serves as custodian to each of the Funds, except the International Fund, pursuant to the Custodian Agreement dated December 20, 1994 and amended December 5, 1995, June 4, 1996 February 3, 1998, and July 1, 2007 (the “Custodian

*	As of March 31, 2007 the Large Cap Fund had not commenced operations.

Agreement”). The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest on each Fund’s investments. In consideration of such services, each Fund pays the Custodian a fee, computed daily and paid monthly, at the annual rate of .03% of such Fund’s average daily net assets.
     The Northern Trust Company (the “International Custodian”), located at 50 South LaSalle Street, Chicago, Illinois 60675, serves as custodian to the International Fund pursuant to the Custody Agreement dated April 15, 2002, (the “International Custodian Agreement”). The International Custodian’s responsibilities include safeguarding and controlling the International Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest on the Fund’s investments. In consideration of such services, the International Fund pays the International Custodian a fee, computed daily and paid monthly, at the annual rate of 0.065% of the Fund’s average daily net assets. The following table shows the net custody fees, and fees waived, during the last three fiscal years:
CUSTODY FEES

	Year Ended		Year Ended		Year Ended
	March 31, 2006		March 31, 2007		March 31, 2008
	Net	Fees	Net	Fees	Net	Fees
Fund	Fees	Waived	Fees	Waived	Fees	Waived
Short-Intermediate Fund	$19,226	-0-	$15,879	-0-	$14,175	-0-
Income Fund	$18,179	-0-	$17,988	-0-	$18,150	-0-
Balanced Fund	$9,022	-0-	$9,808	-0-	$10,126	-0-
Equity Fund	$30,882	-0-	$31,336	-0-	$31,374	-0-
Growth Fund	$22,070	-0-	$21,122	-0-	$21,741	-0-
Small Company Fund	$13,739	-0-	$14,157	-0-	$13,034	-0-
International Fund	$25,353	-0-	$43,204	-0-	$63,669	-0-
Large Cap Fund *	N/A	N/A	N/A	N/A	$2,473	-0-
     In the opinion of the staff of the SEC, since First National is serving as both an investment adviser and custodian of the Funds, the Funds and the Custodian are subject to the requirements of Rule 17f-2 under the 1940 Act, and therefore the Funds and the Custodian will comply with the requirements of such rule.
Transfer Agency Services
     DST Systems, Inc., 210 West 10th Street, Kansas City, Missouri serves as Transfer Agent and dividend disbursing agent for the Company pursuant to the Agency Agreement dated July 1, 2005. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services in connection with each Fund’s Shareholders of record: maintenance of Shareholder records for each of the Company’s Shareholders of record; processing Shareholder purchase and redemption orders; processing transfers and exchanges of Shares of the Company on the Shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of Shareholder reports and proxy solicitation materials. The following table shows the Transfer Agent fees paid during the last three fiscal years:
TRANSFER AGENT FEES

	Year Ended	Year Ended	Year Ended
Fund	March 31, 2006	March 31, 2007	March 31, 2008
Short-Intermediate Fund	$34,400	$39,357	$28,576
Income Fund	$32,890	$36,413	$33,718
Balanced Fund	$28,417	$31,051	$29,550
Equity Fund	$41,761	$48,739	$41,173
Growth Fund	$36,712	$42,949	$33,837
Small Company Fund	$32,176	$35,668	$30,738
International Fund	$29,808	$36,411	$49,939
Large Cap Fund *	N/A	N/A	$16,070
Banking Regulations
     Prior to November 1999, various judicial and administrative interpretations had interpreted Federal law, including the Federal Glass-Steagall Act, as limiting the mutual fund activities of certain banks and bank holding companies. The Gramm-Leach-Bliley Financial Modernization Act was passed in November, 1999 and effectively repealed the Glass-Steagall Act.

     First National, FNB and Tributary each believe that they possessed, prior to the repeal of the Glass-Steagall Act, and continue to possess, the legal authority to perform the services each provides to each of the Funds as described in: (i) the Prospectus and this SAI (with respect to First National, FNB and Tributary); (ii) the Master Advisory Agreements (with respect to FNB and Tributary); and (iii) the Custodian Agreement, the Servicing Agreement and the First National Co-Administration Agreement (with respect to First National), without violation of applicable statutes and regulations. First National, FNB and Tributary have each been advised by their respective counsel that counsel believes that such laws should not prevent them from providing the services required of them under these agreements. Future changes in either Federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict First National, FNB or Tributary, as the case may be, from continuing to perform such services for the Company. Depending upon the nature of any changes in the services which could be provided by First National, FNB or Tributary, the Board of Directors of the Company would review the Company’s relationship with such parties, and consider taking all action necessary in the circumstances.
Independent Registered Public Accounting Firm
     KPMG LLP (“KPMG”), 191 W. Nationwide Blvd., Suite 500, Columbus, Ohio 43215, is the independent registered public accounting firm for the Funds. KPMG provides financial auditing services as well as certain tax return preparation services for the Funds.
Legal Counsel
     Husch Blackwell Sanders LLP, 1620 Dodge Street, Suite 2100, Omaha, Nebraska 68102, is counsel to the Company.
Codes of Ethics
     Rule 17j-1 under the 1940 Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about a Fund’s investment activities. The Company, FNB, Tributary, KBCAM, Riverbridge and the Distributor have each adopted Codes of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel of the foregoing parties to invest in securities, including securities that may be purchased or held by a Fund.
ADDITIONAL INFORMATION
     The Company was organized as a Nebraska corporation on October 12, 1994. The Company and four of its portfolios were organized to acquire the assets and continue the business of the corresponding substantially identical investment portfolios of The Sessions Group, an Ohio business trust. On April 10, 1995 the Company acquired approximately $326 million of assets from The Sessions Group in return for an equivalent dollar amount of Shares of the Company. Additional portfolios have been added since then. Each Share of a Fund represents an equal proportionate interest in that Fund with other Shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Board of Directors.
Organization and Capital Structure
     The Company is authorized to issue a total of 1,000,000,000 Shares of common stock in series with a par value of $.00001 per share. Four Hundred million (400,000,000) of these Shares have been authorized by the Board of Directors to be issued in series designated for the existing eight Funds, and Forty-Nine million (49,000,000) of these Shares, which were initially authorized for issuance for the First Focus Nebraska Tax-Free Fund, remain authorized by the Board of Directors, but are not currently outstanding. The Board of Directors may re-allocate additional Shares in series, or may divide the Shares of any existing or new series into two or more subseries or classes, all without Shareholder approval.
     All Shares, when issued, will be fully paid and non-assessable and will be redeemable and freely transferable. All Shares have equal voting rights. They can be issued as full or fractional Shares. A fractional Share has the same kind of rights and privileges as a full Share on a pro-rata basis. The Shares possess no preemptive or conversion rights.
     Each Share of a Fund has one vote (with proportionate voting for fractional Shares) irrespective of the relative net asset value of the Shares. On some issues, such as the election of Directors, all Shares of a Fund vote together as one series. Cumulative voting is authorized. This means that in a vote for the election of Directors, Shareholders may multiply the number of Shares they own by the number of directorships being filled and then allocate such votes to one or more Directors. On issues affecting only a particular Fund, the Shares of the affected Fund vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund.
     The Articles of Incorporation of the Company permit the Company, by resolution of its Board of Directors, to create new series of common Shares relating to new investment portfolios or to subdivide existing series of Shares into subseries or classes. Classes can be utilized to create differing expense and fee structures for investors in the same Fund. Differences can exist, for example, in the sales load, Plan fees or Service Plan fees applicable to different classes of Shares offered by a particular Fund. Such arrangements can enable the Company to tailor its marketing efforts to a broader segment of the investing public with a goal of attracting additional investments in the Funds. The Board of Directors could create additional classes in the future without Shareholder approval. However, any such creation of classes would require compliance with regulations the SEC has adopted under the 1940 Act.
Shareholder Meetings
     It is possible that the Company will not hold annual or periodically-scheduled regular meetings of Shareholders. Annual meetings of Shareholders will not be held unless called by the Shareholders pursuant to the Nebraska Business Corporation Act or unless required by the 1940 Act and the rules and regulations promulgated thereunder. Special meetings of the Shareholders may be held, however, at any time and for any purpose, if called by (i) the Chairman of the Board, the President and two or more Directors, or (ii) by one or more Shareholders holding ten percent or more of the Shares entitled to vote on matters presented to the meeting, if such Shareholders comply with the requirements of the Nebraska Business Corporation Act. Additionally, the local district court may summarily order that a special meeting be held if it is properly demanded and either (y) insufficient notice was given or (z) it was not held. In addition, the 1940 Act requires a Shareholder vote for all amendments to fundamental investment policies, investment advisory contracts and amendments thereto.
     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Directors may be effectively acted upon by Shareholders of the Company voting without regard to series.
Ownership of Shares
     As of July 11, 2008, First National and its affiliates held of record substantially all of the outstanding Shares of the Funds as agent, custodian, trustee or investment adviser on behalf of its customers. At such date, First National, 1620 Dodge Street, Omaha, Nebraska 68197, and its affiliates held as beneficial owner 5% or more of the outstanding Shares of the Funds because it possessed sole or shared voting or investment power with respect to such Shares.
Control Persons and Principal Holders of Securities
     As of July 11, 2008 the following persons were the only persons who were record owners (or to the knowledge of the Company, beneficial owners) of 5% or more of the Shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund’s outstanding Shares may be deemed to “control” the Fund within the meaning of the 1940 Act. The Company believes that most of the Shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers; and accordingly, such ownership does not impact the voting rights of the respective Funds’ Shareholders. Penfirn Company and Firnbank Company are each subsidiaries of First National, and each are Nebraska corporations.
CORE EQUITY FUND

Shareholder	Number of Shares	Percent of Fund
Penfirn Company C/o Trust Department — Damon Wiser	1,523,497.276	13.77%
P.O. Box 3327

Shareholder	Number of Shares	Percent of Fund
Omaha, NE 68103-0327

Penfirn Company C/o Trust Department	5,523,328.044	49.93%
P.O. Box 3327 Omaha, NE 68103-0327

Firnbank Company C/o Trust Department	2,915,299.156	26.35%
First National Bank of Omaha P.O. Box 3128 Omaha, NE 68103-0128
SHORT/INTERMEDIATE BOND

Shareholder	Number of Shares	Percent of Fund
Firnbank Company
C/o Trust Department First National Bank of Omaha P.O. Box 3128 Omaha, NE 68103-0327	1,981,591.181	35.98%

Penfirn Company Simple 401k	1,781,299.907	32.34%
C/o Trust Department- Damon Wiser P.O. Box 3128 Omaha, NE 68103-0128

Penfirn Company Cash Reinvest C/o Trust Department	1,665,285.867	30.24%
First National Bank of Omaha P.O. Box 3327 Omaha, NE 68103-0327
SMALL COMPANY FUND

Shareholder	Number of Shares	Percent of Fund
Penfirn Company
Simple 401k C/o Trust Department – Damon Wiser P.O. Box 3128 Omaha, NE 68103-0128	1,412,733.594	53.71%

Firnbank Company C/o Trust Department	889,182.541	33.80%
First National Bank of Omaha P.O. Box 3128 Omaha, NE 68103-0128

Penfirn Company	279,499.562	10.63%
P.O. Box 3327 Omaha, NE 68103-0128
BALANCED FUND

Shareholder	Number of Shares	Percent of Fund
Penfirn Company	2,390,291.687	94.28%
Simple 401k C/o Trust Department – Damon Wiser P.O. Box 3128 Omaha, NE 68103-0128

INCOME FUND

Shareholder	Number of Shares	Percent of Fund
Penfirn Company Simple 401k	1,919,533.331	30.53%
C/o Trust Department – Damon Wiser P.O. Box 3128 Omaha, NE 68103-0128

Penfirn Company	1,830,990.646	29.12%
C/o Trust Department P.O. Box 3128 Omaha, NE 68103-0128

Firnbank Company	2,416,961.989	38.44%
C/o Trust Department First National Bank of Omaha P.O. Box 3128 Omaha, NE 68103-0128
INTERNATIONAL EQUITY FUND

Shareholder	Number of Shares	Percent of Fund
Penfirn Company Simple 401k C/o Trust Department P.O. Box 3128 Omaha, NE 68103-0128	3,696,876.013	51.24%

Firnbank Company	2,509,910.536	34.79%
C/o Trust Department First National Bank of Omaha P.O. Box 3128 Omaha, NE 68103-0128

Penfirn Company	995,121.595	13.79%
C/o Trust Department First National Bank of Omaha P.O. Box 3327 Omaha, NE 68103-0327
Vote of a Majority of the Outstanding Shares
     As used in the Prospectus and this SAI, a “vote of a majority of the outstanding Shares” of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (i) 67% or more of the votes of Shareholders of such Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy, or (ii) the holders of more than 50% of the outstanding Shares of that Fund.
Additional Tax Information
     This following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Funds and to an investment in the Funds by a U.S. stockholder. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, the following does not describe income tax consequences that are assumed to be generally known by U.S. shareholders or certain considerations that may be relevant to certain types of U.S. shareholders subject to special treatment under U.S. federal income tax laws, including tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that U.S. shareholders hold Shares as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this statement and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax and does not discuss any tax consequences to investors that are not U.S. shareholders. Furthermore, this discussion generally does not reflect possible application of the alternative minimum tax (“AMT”).
     Each of the Funds is treated as a separate entity for federal income tax purposes and each intends to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Code, for so long as such qualification is in the best interest of such Fund’s Shareholders. Qualification as a RIC under the Code requires, among other things, that the regulated investment company distribute to its Shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess if any, of net short-term capital gains over long-term capital losses). In addition, in order to qualify as a RIC, the following source-of-income and asset-diversification requirements must be met: (i) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the end of each fiscal quarter of a Fund’s taxable year, at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer; and (iii) at the end of each fiscal quarter of a Fund’s taxable year, not more than 25% of the value of its total assets is invested in (x) the securities (other than US Government securities or securities of other RICs) of any one issuer, (y) the securities of two or more issuers that a Fund controls and which are engaged in the same, or similar, or related trades or businesses or (z) the securities of one or more qualified publicly traded partnerships. For purposes of the 90% gross income requirement above, foreign currency gains that are not directly related to a Fund’s principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.
     Each Fund contemplates declaring as dividends 100% of its investment company taxable income (before deduction of dividends paid). In order to avoid the imposition of an excise tax, each Fund is required to distribute annually, prior to calendar year end, 98% of taxable ordinary income on a calendar year basis, 98% of capital gain net income realized in the 12 months preceding October 31, and the balance of undistributed taxable ordinary income and capital gain net income from the prior calendar year. If distributions during the calendar year are less than the required amounts, that Fund would be subject to a nondeductible 4% excise line tax on the deficiency. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC. If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the Shareholders. A return of capital distribution will generally not be taxable, but will reduce each Shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those Shares on which the distribution was received are sold.
     Although each Fund expects to qualify as a RIC and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year that Fund does not qualify for the special tax treatment afforded RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its Shareholders) and its distributions (including capital gain distributions) generally will be taxed as dividends to Shareholders. In such event, dividend distributions would be taxable to Shareholders to the extent of earnings and profits, and corporate Shareholders would be eligible for the dividends received deduction. Non-corporate Shareholders would generally be able to treat such dividend distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation in taxable years beginning on or before December 31, 2010, provided in each case that certain holding period and other requirements are satisfied.
     Foreign taxes may be imposed on a Fund by foreign countries with respect to its income from foreign securities. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, a Fund will be eligible to file an election with the Internal Revenue Service that will enable Shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by a Fund. Since less than 50% in value of a Fund’s total assets at the end of its fiscal year are expected to be invested in stocks or securities of foreign corporations (other than in the case of the International Fund), such Fund will not be entitled under the Code to pass through to its Shareholders their pro rata share of the foreign taxes paid by the Fund. These taxes will be taken as a deduction by such Fund.
     Each Fund will be required in certain cases to backup withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts paid to any Shareholder who (i) has provided either an incorrect tax identification number or no number at all, (ii) who is subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of interest or dividends, (iii) who has failed to certify to the Fund such Shareholder is not subject to backup withholding, or (iv) has failed to certify to the Fund that they are a U.S. person (including a resident alien). Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.
     In addition, to the extent Shareholders receive distributions of income attributable to investments in repurchase agreements by a Fund, such distribution may also be subject to state or local taxes.
     A Fund may invest in complex securities such as repurchase agreements. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing, or character of the income distributed to you by a Fund.
     Distributions paid by a Fund from its investment company taxable income, which includes realized net short-term capital gain, generally are taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or in Shares. Such distributions (if designated by the Fund) may qualify (provided holding period and certain other requirements are met) (i) for the dividends received deduction available to corporations (treated as received from a non-20% owned corporation), but only to the extent that a Fund’s income consists of dividends received from U.S. corporations, excluding distributions from Code section 501 tax-exempt organizations, exempt farmers’ cooperatives or REITs and (ii) in the case of non-corporate U.S. shareholders (generally effective for taxable years beginning on or before December 31, 2010), as qualified dividend income eligible to be taxed at the reduced maximum rate of generally 15% (5% for such shareholders in lower tax brackets) to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company.
     Distributions of a Fund’s net capital gain (which generally is its realized net long-term capital gains in excess of realized net short-term capital losses), properly designated by the Fund as capital gain dividends, if any, are taxable to U.S. shareholders at rates applicable to long-term capital gain, whether paid in cash or in Shares, and regardless of how long the U.S. shareholder held the Fund’s Shares. Capital gain dividends are not eligible for the dividends received deduction. The maximum tax rate on net capital gain of non-corporate U.S. shareholders is generally 15% (5% for such non-corporate shareholders in lower brackets) for such gain recognized before January 1, 2011. Distributions in excess of the Fund’s earnings and profits first reduce the adjusted tax basis of a U.S. Shareholder’s Shares and, after such adjusted tax basis is reduced to zero, constitutes capital gain to such U.S. stockholder (assuming the stockholder’s Fund Shares are held as a capital asset). For non-corporate taxpayers, distributions of investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%. To the extent that a distribution from a Fund is taxable, it is generally included in a Shareholder’s gross income for the taxable year in which the Shareholder receives the distribution. However, if a Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to the Shareholders as if the dividend was received in the year it was declared. Every year, each Shareholder will receive a statement detailing the tax status of any Fund distributions for that year.
     Any gain or loss recognized on a sale, exchange, or redemption of Shares of a Fund by a Shareholder who is not a dealer in securities will generally, for individual Shareholders, be treated as a long-term capital gain or loss if the Shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if Shares on which a Shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such Shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of Shares will be disallowed to the extent a Shareholder repurchases (or enters into a contract to or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.
     If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a Fund consists of municipal securities, then interest from the municipal securities is tax-exempt for purposes of computing the Shareholder’s regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference item for both individuals and corporations and thus will enter into a computation of the alternative minimum tax (“AMT”). Whether or not that computation will result in a tax will depend on the entire content of your return. The Fund will not invest more than 20% of its assets in the types of municipal securities that pay interest subject to AMT. An adjustment required by the Code will tend to make it more likely that corporate Shareholders will be subject to AMT. They should consult their tax advisers.
State Taxes
     Distributions by a Fund to Shareholders and the ownership of Shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax adviser regarding state and local tax rules affecting an investment in Fund Shares.
     Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, bankers acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-fee treatment. The rules on exclusion of this income are different for corporate Shareholders.
     Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of a Fund. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; such laws and regulations may be changed by legislative or administrative action.
Yield of the Short-Intermediate Fund and the Income Fund
     As summarized in the Prospectus under the heading “The Funds,” the yield of each of these Funds will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by such Share’s net asset value per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value, premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of such Funds will vary from time to time depending upon market conditions, the composition of such Fund’s portfolio and operating expenses of the Company allocated to such Fund. These factors and possible differences in the methods used in calculating yield, should be considered when comparing a Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund’s Shares and to the relative risks associated with the investment objective and policies of each Fund.
     For the 30-day period ended March 31, 2008 the yields for the Income Fund and the Short-Intermediate Fund were 3.80% and 2.72%, respectively. In the absence of fee waivers, the yields for such Funds would have been 3.73% and 2.58%, respectively.
     The yield figures are based on historical earnings and are not intended to indicate future performance.
Calculation of Total Return
     As summarized in the discussion of each Fund in the Prospectus, average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in such

Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by: (i) adding to the total number of Shares purchased by a hypothetical $10,000 investment in that Fund all additional Shares which would have been purchased if all dividends and distributions paid during the period had been immediately reinvested; (ii) calculating the value of the hypothetical initial investment of $10,000 as of the end of the period by multiplying the total number of Shares owned at the end of the period by the net asset value per share on the last trading day of the period; (iii) assuming redemption at the end of the period; and (iv) dividing this account value for the hypothetical investor by the initial $10,000 investment. Aggregate total return is a measure of change in value of an investment in a Fund over the relevant period and is similar to average annual total return except that the result is not annualized.
     The Funds may, when citing performance in marketing and sales literature, include the performance of investment vehicles which were predecessors to the Funds.
Distribution Rates
     The Funds may from time to time advertise current distribution rates which are calculated by dividing the distributions per Share made by a Fund over a 12-month period by the maximum offering price per Share. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although each Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital items which are often non-recurring in nature, whereas yield does not include such items. Distribution rate information will be accompanied by the standardized yield and total return data.
Performance Comparisons
     From time to time, each Fund may advertise yield and/or total return. These figures will be based on historical earnings and are not intended to indicate future performance.
     The “yield” of the Fund refers to the income generated by an investment in a Fund over a seven-day or 30-day period (which period will be stated in the advertisement). This income is then “annualized,” that is, the amount of income generated by the investment during that seven-day or 30-day period is assumed to be generated each seven-day or 30-day period over a year and is shown as a percentage of the investment. The “effective yield” is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment.
     The yield of a Fund will fluctuate, and the annualization of a week’s dividend is not a representation by the Company as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.
     The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:
     Yield - 2([(a-b)/(cd) + 1](6) - 1), where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of Shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per Share on the last day of the period.
     The Funds may, from time to time, compare their performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.
Calculation of Total Return
     Total Return Quotatation (before taxes). The total return of a Fund refers to the average annual compound rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial investment of $1,000;

T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of a designated time period.
     Total Return Quotatation (after taxes on distribution). The total return (after-taxes on distributions) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to Shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over one-, five- and ten-year periods (or for periods of the Fund’s operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)(n) = ATV(D), where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATV(D)= value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date) e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not factored into the calculation.
     Total Return Quotatation; After Taxes on Distributions and Redemptions. The total return (after-taxes on distributions and redemption) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to Shareholders, of a hypothetical investment for designated time periods (including, but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund’s operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)(n) = ATV(DR), where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and redemption); n = number of years; and ATV(DR) = value at the end of the one-, five-, and ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterization of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by Shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not factored into the calculation.
     The calculation of total return assumes reinvestment of all dividends and capital gain distribution on the reinvestment dates during the period and that the entire investment is redeemed at the end of the period.
Miscellaneous
     The Prospectus and this SAI omit certain of the information contained in the Company’s Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.
     The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.
Financial Statements
     The following audited financial statements for all Funds are contained in the Funds’ Annual Report, which is incorporated herein by reference, and considered legally part of, this SAI. The financial statements and related report of the Funds’ independent registered public accounting firm included in the Funds’ annual report for the fiscal year ended March 31, 2008 are incorporated by reference into this SAI. Copies of the Annual Report may be obtained, free of charge, by writing to the Company at P.O. Box 219022, Kansas City, Missouri, 64141-6022, or by telephoning toll free (800) 662-4203.
1.	Schedules of Portfolio Investments as of March 31, 2008

2.	Statements of Assets and Liabilities as of March 31, 2008

3.	Statements of Operations for the period ended March 31, 2008

4.	Statements of Changes in Net Assets for the periods ended March 31, 2008 and 2007.

5.	Financial Highlights

6.	Notes to Financial Statements

7.	Report of Independent Registered Public Accounting Firm

APPENDIX A
     Investment Grade Debt Securities. As stated in the Prospectus, each Fund may invest in debt securities rated at purchase BBB or better by Standard & Poor’s Corporation (“S&P”), Baa or better by Moody’s Investors Service, Inc. (“Moody’s”), or the equivalent rating or better by nationally recognized statistical rating organization (“NRSRO”), or if unrated, considered by the Fund’s Adviser to be of comparable quality. (“Investment Grade Debt Securities”).
     As with other fixed-income securities, Investment Grade Debt Securities are subject to credit risk and market risk. Market risk relates to changes in a security’s value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest. Because certain Investment Grade Securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of a Fund to sell such securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited. Particular types of Investment Grade Debt Securities may present special concerns. Some Investment Grade Debt Securities may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that a Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.
     The credit ratings issued by NRSROs are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Investment Grade Debt Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, the Advisers conduct their own independent credit analysis of Investment Grade Debt Securities. Should subsequent events cause the rating of a debt security purchased by one of the Funds to fall below the fourth highest rating category, as the case may be, the Fund’s Adviser will consider such an event in determining whether that Fund should continue to hold that security. The Advisers expect that they would not retain more than 5% of the assets of any Fund in such downgraded securities. In no event, however, would that Fund be required to liquidate any such portfolio security where the Fund should suffer a loss on the sale of such securities.
     Commercial Paper Ratings. Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. Commercial paper rated A1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted Al+. Commercial paper rated A2 by S&P indicates that capacity for timely payment on issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A1. Commercial paper rated A3 by S&P indicates adequate capacity for timely payment. Such paper is, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Commercial paper rated B by S&P is regarded as having only speculative capacity for timely payment. Commercial paper rated C by S&P is regarded as short-term obligations with a doubtful capacity for payment. Commercial paper rated D by S&P is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. Commercial paper rated A3, A2 or A1 by S&P is considered to be “investment grade.”
     Moody’s commercial paper rating are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. The rating Prime1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime1 (or supporting institutions) are considered to have a superior capacity for repayment of senior short-term debt obligations. Prime1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of Prime1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime3 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained. Commercial paper rated Prime 3, Prime2 or Prime1 by Moody’s is considered to be “investment grade.”
     Commercial paper rated Fl+ by Fitch Inc. (“Fitch”) is regarded as having the strongest degree of assurance for timely payments. Commercial paper rated F1 by Fitch is regarded as having an assurance of timely payment only slightly less than the strongest rating, i.e., Fl+. Commercial paper rated F2 by Fitch is regarded as having a satisfactory degree of assurance of timely payment, but the margin of safety is not as great as for issues assigned Fl+ or F1 ratings. Commercial paper rated F1+, F1 or F2 by Fitch is considered to be “investment grade.” While commercial paper rated F3 by Fitch is regarded as having characteristics suggesting that the degree of assurance for timely payment is adequate, and is considered “investment grade,” near-term adverse changes could cause this commercial paper to be rated below “investment grade.” Commercial paper rated FS by Fitch is regarded as having characteristics suggesting a minimal degree of assurance for timely payment and is vulnerable to near term adverse changes in financial and economic conditions. Commercial paper rated D by Fitch is in actual or imminent payment default.
     The plus (+) sign is used after a rating symbol to designate the relative position of an issuer within the rating category.
     Corporate Debt Ratings. A S&P corporate debt rating is a current assessment of the credit-worthiness of an obligor with respect to a specific obligation. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Corporate debt rated BBB, A, AA, and AAA by S&P is considered to be “investment grade” corporate debt.
     The following summarizes the four highest ratings used by Moody’s for corporate debt. Bonds that are rated Aaa by Moody’s are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds that are rated A by Moody’s possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds that are rated Baa by Moody’s are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Corporate debt rated Baa, A, Aa, and Aaa by Moody’s is considered to be “investment grade” corporate debt.
     Moody’s applies numerical modifiers (1, 2, and 3) with respect to bonds rated Aa through Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.
     The following summarizes the four highest long-term debt ratings by Duff & Phelps Credit Rating Co. Debt rated AAA has the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated AA has a high credit quality and protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated A has protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Debt rated BBB has below average protection factors but is still considered sufficient for prudent investment. However, there is considerable variability in risk during economic cycles. To provide more detailed indications of credit quality, the ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.
     The following summarizes the four highest long-term debt ratings by Fitch (except for AAA ratings, plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category). Bonds rated AAA are considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated “F-1+”. Bonds rated as A are considered to be of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings for these bonds will fall below investment grade is higher than for bonds with higher ratings. Corporate debt rated BBB, A, AA, and AAA by S&P is considered to be “investment grade” corporate debt.
Municipal Obligations Ratings
     The following summarizes the three highest ratings used by Moody’s for state and municipal short-term obligations. Obligations bearing MIG1 or VMIG1 designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Obligations rated MIG2 or VMIG2 denote high quality with ample margins of protection although not so large as in the preceding rating group. Obligations bearing MIG3 or VMIG3 denote favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.
     S&P SP1, SP2, and SP3 municipal note ratings (the three highest ratings assigned) are described as follows:
“SP1”: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.
“SP2”: Satisfactory capacity to pay principal and interest.
“SP3”: Speculative capacity to pay principal and interest.
     The following summarizes the four highest ratings used by Moody’s for state and municipal bonds:
“Aaa”: Bonds judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
“Aa”: Bonds judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
“A”: Bonds which possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
“Baa”: Bonds which are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
The following summarizes the four highest ratings used by S&P for state and municipal bonds:
“AAA”: Debt which has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
“AA”: Debt which has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
“A”: Debt which has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

“BBB”: Debt which has adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
Definitions of Certain Money Market Instruments
     Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.
     Certificates of Deposit. Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.
     Bankers’ Acceptances. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.
     U.S. Treasury Obligations. U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. government.
     U.S. Government Agency and Instrumentality Obligations. Obligations of the U.S. government include Treasury bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. Some of these obligations, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal Farm Credit Banks, are supported only by the credit of the instrumentality. No assurance can be given that the U. S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

APPENDIX B
PROXY VOTING POLICIES AND PROCEDURES
FNB Fund Advisers, Tributary Capital Management LLC, KBC Asset Management International, Ltd. And Riverbridge (collectively, the “Advisers”) hereby adopt the following Proxy Voting Policies and Procedures, (the “Policies”) which shall be applicable to all voting securities owned from time to time by the respective portfolios (the “Funds”) of First Focus Funds, Inc. (the “Company”) and such other advisory clients as each Adviser shall determine.
1. Proxy Committee. Each Adviser shall establish a Proxy Committee (the “Committee”) consisting of not less than three (3) persons, each of whom is knowledgeable about the investment objectives, strategies and portfolio holdings of the Funds which the Adviser advises. Such Proxy Committee shall be responsible for administering these Policies, and reporting at least quarterly to the Board of Directors of the Funds concerning any deviation from the Policies. Each Adviser shall establish the method by which members of the Committee are chosen. Each Committee may establish its own operating procedures.
2. Voting. The Proxy Committee shall vote all securities which a Fund is entitled to vote, unless the Committee unanimously agrees that abstention in a particular instance better serves the interests of the Fund and its Shareholders. If the Committee cannot unanimously agree that abstention is in the best interests of the Fund and its Shareholders, the Committee should refer the matter to an independent proxy voting service.
3. Voting Principles. Each Committee will vote proxies consistent with the following principles:
(a) Proxies will be voted in a manner which serves the long-term best interests of the Fund and its Shareholders which, in most instances, will also be consistent with the Adviser’s objective in purchasing the underlying securities for the Fund.
(b) If more than one Fund owns the same security to be voted, the Committee will make a separate voting determination for each Fund, recognizing that differences in Fund investment objectives and strategies may produce different results.
(c) Because management of the respective companies whose securities are owned by the Funds will normally have a significant role in influencing the value of securities owned by the Funds, the Committee will ordinarily give substantial weight to management’s proposals and recommendations. This is particularly true with respect to routine matters, such as uncontested elections, approval of auditors, approval of stock splits, reverse stock splits and dividends, and matters which the Committee, in its best judgment, determines to have no discernable positive or negative impact on the Funds.
(d) In addressing non-routine or contested matters, such as contested elections, take-over proposals, management defense strategies, management compensation issues, Shareholders rights or political/social issues, and after considering management’s recommendation, the Committee will consider the following criteria, as applicable, in descending order of priority:
(i) Long-term economic impact on the subject company.
(ii) Short-term economic impact on the subject company.
(iii) Long-term impact on broader economic considerations, such as the subject company’s industry or the general national economy.
(iv) Short-term impact on broader economic considerations, such as the subject company’s industry or the general national economy.
(v) Long-term and short-term impact on international economic conditions.
(vi) Unique economic factors which might dictate a re-weighting of the priority of criteria (i)-(v) above.
(vii) National political/social considerations, such as environmental, human rights, health, animal rights and similar issues.
(viii) International political/social considerations, such as environmental, human rights, health, animal rights and similar issues.

     (e) At any time, the Committee may seek the advice of counsel or retain outside consultants to assist in its deliberations. The Committee, in its sole discretion, may refer any matter to an independent proxy voting service.
4. Conflicts of Interest. The Committee is charged with the responsibility of identifying and dealing with conflicts of interest between the Adviser and the Funds it advises or the issuers of securities owned by the Funds, such as may arise in the proxy voting context from significant business relationships, significant personal or family relationships or attempts to influence voting by the Committee. The Committee shall be guided by the following principles:
(a) The Committee has a duty to make reasonable investigation of information relating to conflicts of interest. For purposes of identifying conflicts under this Policy, the Committee shall rely on publicly available information about the Adviser and its affiliates, information about the Adviser and its affiliates that is generally known by employees of the Adviser, and other information actually known by a member of the Committee. Absent actual knowledge, the Committee is not required to investigate possible conflicts involving the Adviser where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Committee. In connection with the consideration of any proxy voting matters under this Policy, each member of the Committee has a duty to disclose to the Committee any material conflicts of interest of which the member has actual knowledge but which have not been identified by the Committee pursuant to this Policy.
(b) If the Committee determines that a conflict of interest exists, then proxy proposals that are routine (such as those described in 3(c) above) shall be presumed not to involve a material conflict of interest for the Adviser, unless the Committee has actual knowledge that a routine proposal should be treated as material. The Committee shall adopt procedures specifically designed for the Adviser’s circumstances that identify those proposals that the adviser will consider to be routine for purposes of this Policy.
(c) If the Committee determines that a conflict of interest exists, then proxy proposals that are non-routine (such as those described in 3(d) above) shall be presumed to involve a material conflict of interest for the Adviser, unless the Committee determines that the Adviser’s conflict is unrelated to the proposal in question. The Committee shall adopt procedures specifically designed for the Adviser’s circumstances that identify those proposals that the adviser will consider to be non-routine for purposes of this Policy.
(d) Although non-routine proposals in which a conflict of interest is present are presumed to involve a material conflict of interest, the Committee may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the Committee must conclude that a proposal is not directly related to the Adviser’s conflict. The Committee shall record in writing the basis for any such determination that a material conflict does not exist.
(e) If at any time the Committee concludes that a material conflict of interest exists in connection with a proxy vote, the Committee shall refer the specific proposal(s) to which the conflict of interest pertains to an independent third party who shall vote the proxies instead of the Committee. The Committee shall take responsible steps to assure that such third party is, in fact, independent. The Committee shall record in writing the basis for any such determination that a material conflict exists.
5. Securities Lending. With respect to securities of the Funds involved in a securities lending program, each Adviser will not be allowed to vote any proxies for such securities while the securities are on loan. Although the lender retains the right to recall any loaned securities, the right to vote proxies during the loan period rests with the borrower. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower would default in its obligations, such Fund bears the risk of delay in recovery of the portfolio securities and the loss of rights in the collateral.
6. Reporting.
(a) Each Adviser will provide to the Funds’ Administrator or other designee on a timely basis, any and all reports and information necessary to prepare and file Form N-PX or other required SEC filings including the items set forth below under “Recordkeeping.”
(b) Each Adviser will provide any information reasonably requested by the Board of Directors in connection with the Board’s annual review of the Funds’ proxy voting process.
In the event of a material conflict of interest proxy-voting situation, an Adviser will provide information at the next regular meeting of the Board of Directors of the Funds that will include a report describing all material facts of such conflict of interest situation and any findings made.

7. Recordkeeping.
Each Adviser will keep and maintain the following records:
(a)	A copy of the Policies;

(b)	Copies of all proxy statements received regarding underlying portfolio securities held by the Funds;

(c)	Identification of each proxy’s issuer including the exchange ticker and CUSIP number (if available);

(d)	A record of all votes cast on behalf of the Funds;

(e)	Copies of any documents used or prepared by the Adviser in order to make a decision as to how to vote proxies or that memorialized the basis for the voting decision;

(f)	Written requests from the Funds’ Shareholders for information as to how the Adviser voted proxies for the Funds; and

(g)	Written responses by the Adviser to any requests from a Funds’ Shareholders for information as to how the Adviser voted proxies for the Fund.
These records and other items shall be maintained in an easily-accessible place for at least five (5) years from the end of the fiscal year during which the last entry was made on this record, the first two (2) years in the office of the Adviser.
Riverbridge Partners, LLC (“Riverbridge”) has adopted the following Proxy Voting Policies and Procedures which are applicable to all voting securities owned from time to time by the Fund and such other advisory clients of Riverbridge.
It is the policy of Riverbridge to vote all proxies for the exclusive benefit of the accounts whose assets we manage. In most, if not all cases, this will mean that the proposals which maximize the value of portfolio securities will be approved without regard to non-economic considerations. The purposes of these proxy voting procedures is to ensure that Riverbridge fulfills our responsibilities to clients in connection with the analysis of proposals submitted by corporate management, and others, to shareholders for approval, and properly executes and delivers proxy ballots in connection therewith.
As long as there is no provision to the contrary in the charter, by-laws, trust agreement, plan documents, partnership agreement or other controlling documents which create the legal entity with which Riverbridge is dealing, the power to vote on proposals presented to shareholders through the proxy solicitation process will be considered by us to be an integral part of our investment responsibility, recognizing that certain proposals, if implemented, may have a substantial impact on the market valuation of portfolio securities. Unless otherwise specifically provided in the agreement between the client and Riverbridge, we will be responsible for evaluating and voting on all proposals. Riverbridge will generally not favor proposals which are designed to make it difficult for a company to be acquired or which have a tendency to entrench current management at the expense of securities holders. Therefore, we will generally be expected to vote against proposals approving classified boards of directors, blank check preferred stock, unequal voting rights plans, elimination of shareholder action by written consent, prohibitions of shareholder special meetings, granting stock options at less than fair market value, exchanging underwater stock options, and the pyramiding of stock options by management. Super majority proposals will be evaluated on a case-by-case basis, as will increases in authorized common stock, anti-greenmail provisions, reincorporation or re-organization proposals and acceleration of options vesting upon change of control. Riverbridge will cast votes solely in the interest of maximizing plan assets over the long term for social and corporate responsibility issues.
In the above-indicated situations and those of similar import to shareholders, the Investment Team of Riverbridge will be responsible for making the decision on how securities will be voted in our model portfolios. Securities in client accounts that are not held in our model portfolios will be voted based on recommendations received by an outsourced proxy research firm. Their recommendations will be based on the proxy voting guidelines of Riverbridge.
In the rare case that Riverbridge may face a conflict of interest (such as voting on a security held in a company where we also manage that company’s pension assets), we will vote solely in the interest of maximizing plan assets over the long term. If a conflict occurs, we will record the security involved, the basis for the conflict and our proxy votes as they relate to this security.

     Summary:
     Proxies will be voted for all clients unless the client has placed the responsibility elsewhere.
•	Copies of a representative proxy showing how the issues were voted will be kept on file at Riverbridge for a period of five (5) years, two (2) years on site.

•	Issues will be voted uniformly always keeping in mind maximizing the account value.

•	For those clients providing guidance to us by forwarding their proxy procedure, we will incorporate those procedures into our own policy providing there is no conflict with the existing policy.

•	Investment Team will identify any material conflicts of interest that exist. Examples of potential conflicts include: Riverbridge manages money for a pension fund of a corporation and also invests in the security of that corporation; an officer or director of a corporation in which Riverbridge invests is also a client of Riverbridge; a principal of Riverbridge has a personal relationship with an officer or director of a corporation in which Riverbridge invests that would bias Riverbridge’s ability to vote without conflict; or Riverbridge has a financial interest in the outcome of a proxy vote. Riverbridge will use an independent third party to recommend how the proxy involving the conflict should be voted.

     Procedure:
1. Riverbridge Partners proxies are passed on to the Investment Team (the Proxy Committee) who indicates how to vote the issues.
The proxies are then passed to administrative personnel who vote online at www.proxyedge.com or www.proxyvote.com.
2. Proxy voting records are retained by Riverbridge for the required length of time.
3. Requests by clients for copies of our procedures or how we have voted their shares are recorded and any written request or response is copied and kept in the client’s correspondence file.

PART C
Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.
OTHER INFORMATION
ITEM 23. EXHIBITS

(a)(1)	Articles of Incorporation (incorporated by reference to Exhibit 1.1 to PEA No. 5 on Form N-lA filed July 23, 1996).

(a)(2)	Amendment to Articles of Incorporation, dated December 19, 1994 (incorporated by reference to Exhibit 1.2 to PEA No. 5 on Form N-lA filed July 23, 1996).

(a)(3)	Amendment to Articles of Incorporation, dated February 2, 1996 (incorporated by reference to Exhibit 1.3 to PEA No. 5 on Form N-lA filed July 23, 1996).

(a)(4)	Amendment to Articles of Incorporation, dated July 29, 1996 (incorporated by reference to Exhibit 1.8 to PEA No. 6 on Form N-lA filed December 10, 1996).

(a)(5)	Amendment to Articles of Incorporation, dated July 8, 1998 (incorporated by reference to Exhibit (a)(6) to PEA No. 11 on Form N-lA filed July 28, 2000).

(a)(6)	Amendment to Articles of Incorporation, dated October 15, 1999 (incorporated by reference to Exhibit (a)(6) to PEA No. 11 on Form N-lA filed July 28, 2000).

(a)(7)	Amendment to Articles of Incorporation, dated July 24, 2000 (incorporated by reference to Exhibit (a)(7) to PEA No. 11 on Form N-lA filed July 28, 2000).

(a)(8)	Amendment to Articles of Incorporation, dated July 30, 2001 (incorporated by reference to Exhibit (a)(8) to PEA No. 14 on Form N-lA filed July 30, 2001).

(a)(9)	Amendment to Articles of Incorporation dated July 25, 2002 (incorporated by reference to Exhibit (A)(9) to PEA No. 16 on Form N-lA filed July 31, 2002).

(a)(10)	Amendment to Articles of Incorporation dated April 16, 2007 (incorporated by reference to Exhibit (A)(10) to PEA No. 24 on Form N-lA filed April 17, 2007).

(b)	Bylaws (incorporated by reference to Exhibit 2 to PEA No. 5 on Form N-1A filed July 23, 1996).

(c)	Not applicable.

(d)(1)	Investment Advisory Agreement between the Registrant and First National Bank of Omaha dated December 20, 1994, as amended (incorporated by reference to Exhibit 5.1 to PEA No. 5 on Form N-lA filed July 23, 1996).

(d)(2)	Amended and Restated Schedule A dated July 1, 2007 to the Investment Advisory Agreement between the Registrant and First National Bank of Omaha (filed herewith).

(d)(3)	Investment Sub-Advisory Agreement between First National Bank of Omaha and KBC Asset Management International Limited dated April 15, 2002 (filed herewith).

(d)(4)	Investment Sub-Advisory Agreement between First National Bank of Omaha and Riverbridge Partners, LLC dated June 19, 2007 (incorporated by reference to Exhibit (d)(8) to PEA No. 25 on Form N-lA filed July 30, 2007).

(d)(5)	Investment Advisory Agreement between the Registrant and Tributary Capital Management, LLC, dated February 14, 2005 (filed herewith).

(e)(1)	Underwriting Agreement between the Registrant and Northern Lights Distributors dated May 1, 2008 (incorporated by reference to Exhibit (e)(1) to PEA No. 31 on Form N-1A filed May 28, 2008).

(f)	Not applicable.

(g)(l)	Custodian Agreement between the Registrant and First National Bank of Nebraska dated November 15, 2005 (filed herewith).

(g)(2)	Amended Schedule A dated May 29, 2008 to the Custodian Agreement between the Registrant and First National Bank of Nebraska (filed herewith).

(g)(3)	Custody Agreement between The Northern Trust Company and the Registrant dated April 15, 2002, relating to the International Equity Fund (incorporated by reference to Exhibit (g)(3) to PEA No. 16 on Form N-1A filed July 31, 2002).

(g) (4)	Amended Schedule C dated July 22, 2002 to Custody Agreement between The Northern Trust Company and the Registrant (filed herewith).

(h)(1)	Administrative Services Plan of the Registrant and Servicing Agreement, dated April 10, 1995 (incorporated by reference to Exhibit 9.3 to PEA No. 5 on Form N-1A filed July 23, 1996).

(h)(2)	Co-Administration Agreement between First Focus Funds, Inc. and First National Bank of Omaha, dated October 1, 2006 (incorporated by reference to Exhibit (h)(5) to PEA No. 25 on Form N-lA filed July 30, 2007).

(h)(3)	Amended and Restated Co-Administration Agreement between First Focus Funds, Inc. and Citi Fund Services Ohio, Inc., dated February 13, 2008 (incorporated by reference to Exhibit (h)(3) to PEA No. 31 on Form N-1A filed May28, 2008).

(h)(4)	Agency Agreement dated July 1, 2005, incorporating Fee Schedule effective July 1, 2003, between the Registrant and DST Systems, Inc. (filed herewith).

(h)(5)	Services Agreement dated April 17, 2006 between the Registrant, Tributary Capital Management, LLC and Charles Schwab & Co., Inc. (filed herewith).

(h)(6)	Operating Agreement dated April 17, 2006 between the Registrant and Charles Schwab & Co., Inc. (filed herewith).

(h)(7)	Fee Apportionment Agreement dated July 20, 2007 between the Registrant and Tributary Capital Management, LLC (filed herewith).

(h)(8)	Form of Amended and Restated Servicing Agreement to Administrative Services Plan for the Registrant (incorporated by reference to Exhibit 9.6 to PEA No. 6 on Form N-1A filed December 11, 1996).

(h)(9)	Amended and Restated Appendix A to the Servicing Agreement to Administrative Services Plan between the Registrant and First National Bank of Omaha (incorporated by reference to Exhibit (h)(13) to PEA No. 25 on Form N-lA filed July 30, 2007).

(h)(10)	Securities Lending Agreement between the Registrant and State Street Bank and Trust dated November 15, 2004 (incorporated by reference to Exhibit (h)(14) to PEA No. 25 on Form N-lA filed July 30, 2007).

(h)(12)	Amended and Restated Compliance Services Agreement between the Registrant and Citi dated February 13, 2008 (incorporated by reference to Exhibit (h)(12) to PEA No. 31 on Form N-1A filed May28, 2008)

(i)(1)	Opinion and Consent of Husch Blackwell Sanders LLP (filed herewith).

(j)	Consent of KPMG, LLP (filed herewith).

(k)	Not applicable.

(l)	Subscription Agreement of Miriam M. Allison dated December 20, 1994 (incorporated by reference to Exhibit 13 to PEA No. 5 on Form N-1A filed July 23, 1996).

(m)(1)	Amended and Restated Distribution Plan – First Omaha Funds: Class A Shares, dated February 13, 2008 ((incorporated by reference to Exhibit (m)(1) to PEA No. 31 on Form N-1A filed May 28, 2008).

(n)	Not applicable.

(o)	Not applicable.

(p)(1)	Codes of Ethics of the Registrant (filed herewith).

(p)(2)	KBC Asset Management International Ltd. Code of Ethics (incorporated by reference to Exhibit (p)(2) to PEA No. 16 on Form N-lA filed July 29, 2002).

(p)(3)	Code of Ethics of Riverbridge Partners, LLC (filed herewith).

(p)(4)	Code of Ethics of Northern Lights Distributors, LLC (filed herewith).

(p)(5)	Code of Ethics of First National Bank of Omaha (filed herewith).

(p)(6)	Code of Ethics of Tributary Capital Management, LLC (filed herewith).

(q)(1)	Powers of attorney (incorporated by reference to Exhibit (q)(1) to PEA No. 26 on Form N-lA filed February 20, 2008).
ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
None.
ITEM 25. INDEMNIFICATION
Section 2 1-2004 (15) of Nebraska Business Corporation Act allows indemnification of officers and directors of the Registrant under circumstances set forth therein. The Registrant has made such indemnification mandatory. Reference is made to Article 8-D of the Articles of Incorporation (Exhibit 1), Article XIII of the Bylaws of Registrant (Exhibit 2).
The general effect of such provision is to require indemnification of persons who are in an official capacity with the corporation against judgments, penalties, fines and reasonable expenses including attorneys’ fees incurred by said person if: (1) the person has not been indemnified by another organization for the same judgments, penalties, fines and expenses for the same acts or omissions; (2) the person acted in good faith; (3) the person received no improper personal benefit; (4) in the case of a criminal proceeding, the person had no reasonable cause to believe the conduct was unlawful; and (5) in the case of directors, officers and employees of the corporation, such persons reasonably believed that the conduct was in the best interest of the corporation, or in the case of directors, officers or employees serving at the request of the corporation for another organization, such person reasonably believed that the conduct was not opposed to the best interests of the corporation. A corporation is permitted to maintain insurance on behalf of any officer, director, employee or agent of the corporation, or any person serving as such at the request of the corporation, against any liability of such person.
Nevertheless, Article 8-D of the Articles of Incorporation prohibits any indemnification which would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended and Article XIII of the Fund’s Bylaws prohibits any indemnification inconsistent with the guidelines set forth in Investment Company Act Releases No. 7221 (June 9, 1972) and No. 11330 (September 2, 1980). Such Releases prohibit indemnification in cases involving willful misfeasance, bad faith, gross negligence and reckless disregard of duty and establish procedures for the determination of entitlement to indemnification and expense advances.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
In addition to the indemnification provisions contained in the Registrant’s Articles and Bylaws, there are also indemnification and hold harmless provisions contained in the Investment Advisory Agreement, Distribution Agreement, Administration and Fund Accounting Agreement and Custodian Agreement. Finally, the Registrant has also included in its Articles of Incorporation (See Article X of the Articles of Incorporation (Exhibit 1)) a provision which eliminates the liability of outside directors to monetary damages for breach of fiduciary duty by such directors. Pursuant to Neb. Rev. Stat. Section 2 1-2035 (2), such limitation of liability does not eliminate or limit liability of such directors for any act or omission not in good faith which involves intentional misconduct or a knowing violation of law, any transaction from which such director derived an improper direct or indirect financial benefit, for paying a dividend or approving a stock repurchase which was in violation of the Nebraska Business Corporation Act and for any act or omission which violates a declaratory or injunctive order obtained by the Registrant or its shareholders.
ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
FNB Fund Advisers (“FNB”), a division of First National Bank of Omaha (“First National”) is the investment adviser for the First Focus Large Cap Growth Fund, First Focus International Equity Fund, First Focus Small Company Fund, First Focus Core Equity Fund, First Focus Balanced Fund, First Focus Short/Intermediate Bond Fund, and First Focus Income Fund. Tributary Capital Management, LLC (“Tributary”), also a division of First National, is the investment adviser for the First Focus Growth Opportunities Fund and the First Focus Balanced Fund. First National is a subsidiary of First National of Nebraska, Inc. FNB and Tributary provide a full range of financial and trust services to businesses, individuals, and government entities. FNB and Tributary serve Nebraska, as well as other areas of the Midwest.
To the knowledge of Registrant, none of the directors or officers of FNB or Tributary is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers and directors of FNB and Tributary also hold positions with FNB’s parent, First National of Nebraska, Inc., or its subsidiaries or affiliates.
ITEM 27. PRINCIPAL UNDERWRITERS.
Item 27(a)
Northern Lights Distributors, LLC (“ NLD ”), the principal underwriter to Jacobs & Company Mutual Fund, The Biondo Growth Fund,  Biltmore Index Enhancing Fund, Biltmore Momentum/Dynamic ETF Fund, Biltmore Contrarian/Momentum Fund, Critical Math Fund, Arrow DWA Balanced Fund, Arrow DWA Tactical Fund, Arrow Alternative Solutions Fund, Autopilot Managed Growth Fund, Changing Parameters Fund, Gratio Values Fund, Palantir Fund, Pacific Financial Core Equity Fund, Pacific Financial Explorer Fund, Pacific Financial International Fund, Pacific Financial Strategic Conservative Fund, Pacific Financial Tactical Fund, Roanoke Small-Cap Growth Fund, AlphaStream Special Equity Fund, Sierra Core Retirement Fund, Anchor Multi-Strategy Growth Fund, EAS Genesis Fund, Free Enterprise Action Funds, PathMaster Domestic Equity Fund, Wayne Hummer Large Cap Core Fund, KCM Macro Trends Fund, EM Capital India Gateway Fund, AdvisorOne Funds, Bryce Capital Funds, Miller Investment Trust, New River Funds, the North Country Funds, Northern Lights Variable Trust, Ralph Parks Portfolios Trust, Roge Partners Funds and The Saratoga Advantage Trust.
Item 27(b)
NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.  The principal business address of NLD is 4020 South 147th Street, Omaha, Nebraska 68137.   NLD is an affiliate of Gemini Fund Services, LLC.  To the best of Registrant’s knowledge, the following are the members and officers of NLD :

	Positions and Offices	Positions and Offices
Name	with Underwriter	with the Fund
W. Patrick Clarke	Manager	None
Brian Nielsen	Manager, President, Secretary	None
Brian Vinchur	Treasurer	None

Item 27(c). Not applicable.
ITEM 28. LOCATION OF ACCOUNTS AND RECORDS
Records relating to the Administrator’s functions as fund administrator for the Registrant are located at 100 Summer Street, 15th required to be maintained under section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of First National, One First National Center, Omaha, Nebraska 68102, Tributary, 1701 23rd Avenue, Greeley, Colorado 80632, or DST Systems, Inc., 210 W. 10th Street, Kansas City, Missouri 64105.
ITEM 29. MANAGEMENT SERVICES
Not applicable.
ITEM 30. UNDERTAKINGS
The Registrant undertakes to provide a copy of its Annual Report to Shareholders upon request and without charge to each person to whom the Prospectus of the Funds has been delivered.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) of the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, on the 30th day of July 2008.

First Focus Funds, Inc.
/s/ Michael Summers*
Michael Summers
President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Michael Summers* Michael Summers	July 30, 2008
Director, President, and Principal Executive Officer

/s/ Aaron Masek

Aaron Masek	July 30, 2008
Treasurer and Principal Financial Officer

/s/ Robert A. Reed*

Robert A. Reed	July 30, 2008
Director

/s/ Gary D. Parker*

Gary D. Parker	July 30, 2008
Director

*	By Patrick J. Keniston pursuant to power of attorney, incorporated by reference to Exhibit (q)(1) to PEA 26 on Form N-1A filed February 20, 2008.